SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 33-82366)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 48

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-08690

Amendment No. 50

MASSMUTUAL PREMIER FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street

Springfield, MA 01111

(413) 788-8411

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Vice President, Clerk and Chief Legal Officer

MassMutual Premier Funds

1295 State Street

Springfield, MA 01111

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110

It is proposed that this filing become effective on March 1, 2010 pursuant to paragraph (a)(1) of rule 485.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective amendment No. 48 to its Registration Statement No. 33-82366 under the Securities Act of 1933 and this Amendment No. 50 to its Registration Statement No. 811-08690 under the Investment Company Act of 1940. This Post-Effective Amendment relates to each series of the Registrant.

MASSMUTUAL PREMIER FUNDS

This Prospectus describes the following Funds:

Fund Name	Class S	Class Y	Class L	Class A	Class N
MassMutual Premier Money Market Fund	MKSXX	MKYXX	MKLXX	MKAXX
MassMutual Premier Short-Duration Bond Fund	MSTDX	MSBYX	MSTLX	MSHAX	MSDNX
MassMutual Premier Inflation-Protected and Income Fund	MIPSX	MIPYX	MIPLX	MPSAX	MIPNX
MassMutual Premier Core Bond Fund	MCBDX	MCBYX	MCBLX	MMCBX	MCBNX
MassMutual Premier Diversified Bond Fund	MDBSX	MDBYX	MDBLX	MDVAX	MDBNX
MassMutual Premier High Yield Fund	MPHSX	DLHYX	MPHLX	MPHAX	MPHNX
MassMutual Premier International Bond Fund	MMNSX	MMNYX	MMNLX	MMNAX	MMNNX
MassMutual Premier Balanced Fund	MBLDX	MBAYX	MMBLX	MMBDX	MMBNX
MassMutual Premier Value Fund	MVEDX	MCEYX	DLBVX	MCEAX	MCENX
MassMutual Premier Enhanced Index Value Fund	MEPSX	DENVX	MPILX	MEPAX	MPINX
MassMutual Premier Enhanced Index Core Equity Fund	MPESX	DLBQX	MPELX	MPEAX	MPENX
MassMutual Premier Main Street Fund	MMSSX	MMSYX	MMSLX	MSSAX	MMSNX
MassMutual Premier Capital Appreciation Fund	MCASX	MCAYX	MCALX	MACAX	MCANX
MassMutual Premier Enhanced Index Growth Fund	MPGSX	DEIGX	MPGLX	MPGAX	MPGNX
MassMutual Premier Discovery Value Fund	MUPSX	MUPYX	MUPLX	MUPAX	MUPNX
MassMutual Premier Main Street Small Cap Fund	MPVSX	MPUYX	MPULX	MPUAX	MPUNX
MassMutual Premier Small Company Opportunities Fund	MSCDX	MSVYX	MSCLX	DLBMX	MSCNX
MassMutual Premier Global Fund	MGFSX	MGFYX	MGFLX	MGFAX	MGFNX
MassMutual Premier International Equity Fund	MIEDX	MYIEX	MIELX	MMIAX	MIENX
MassMutual Premier Focused International Fund	MOUSX	MOUYX	MOULX	MOUAX	MOUNX
MassMutual Premier Strategic Emerging Markets Fund	MPSMX	MPEYX	MPLSX	MPASX	MPNSX

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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

March 1, 2010

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MassMutual Premier Money Market Fund (Class L and N shares not currently available)

INVESTMENT OBJECTIVE

This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.35%	.35%	.35%	.35%	.35%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.13%	.23%	.38%	.38%	.43%
Total Annual Fund Operating Expenses	.48%	.58%	.73%	.98%	1.28%
Expense Reimbursement(2)	–	–	(.18%)	(.22%)	(.22%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)	.48%	.58%	.55%	.76%	1.06%
(1)	Applies to shares redeemed within 18 months of purchase.
(2)	The expenses in the above table reflect a written agreement by MassMutual to waive .18%, .22% and .22% of other expenses for Class L, Class A and Class N of the Fund, respectively, through February 28, 2011. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$49	$154	$269	$604
Class Y	$59	$186	$324	$726
Class L	$56	$215	$388	$890
Class A	$78	$290	$520	$1,181
Class N	$212	$384	$681	$1,526
Class N (no redemption)	$108	$384	$681	$1,526

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days, including commercial paper and other corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and certificates of deposit and bankers’ acceptances. The Fund may enter into repurchase transactions and forward commitments.

In managing the Fund, the Fund’s subadviser, Babson Capital Management LLC (“Babson Capital”) intends to comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which sets forth the requirements for money market funds regarding credit quality, diversification and maturity. These requirements include holding investments which are generally rated in the two highest rating categories as rated by a major credit agency and investments which have a maturity of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less.

–  3  –

Principal Risks

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Dollar Roll and Reverse Repurchase Transaction Risk These transactions may create leverage and subject the Fund to counterparty risk.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance(1)

Class S Shares

Highest Quarter:	4Q ’00,	1.65%	Lowest Quarter:	4Q ’03, 1Q ’04, 2Q ’04,	0.14% 0.14% 0.14%

Average Annual Total Returns(1)

(For the periods ended December 31, 2009)

Return Before Taxes	One Year	Five Years	Ten Years
Class S	2.17%	3.04%	3.28%
Class Y	2.07%	2.93%	3.19%
Class L(2)	2.10%	2.95%	3.11%
Class A	1.87%	2.71%	2.86%
Class N(3)	0.55%	2.38%	2.54%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	1.80%	3.10%	3.30%

(1)	The performance information shown for periods prior to November 1, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2)	Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares adjusted to reflect Class L expenses.

(3)	Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

The Fund’s 7-day yield on December 31, 2009 was [1.10]%. To obtain the Fund’s current 7-day yield information, please call 1-888-309-3539. MassMutual has agreed to voluntarily waive some or all of its fees in an attempt to allow each class of the Fund to avoid a negative yield. There is no guarantee that a class of the Fund will be able to avoid a negative yield. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

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MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Babson Capital Management LLC (“Babson Capital”)

Portfolio Manager: Mary Wilson Kibbe

Ms. Kibbe is a Managing Director and Head of the Fixed Income Team at Babson Capital. She has managed the Fund since [         ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  5  –

MassMutual Premier Short-Duration Bond Fund

INVESTMENT OBJECTIVE

This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	3.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.40%	.40%	.40%	.40%	.40%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.15%	.20%	.35%	.35%	.40%
Total Annual Fund Operating Expenses	.55%	.60%	.75%	1.00%	1.30%
Expense Reimbursement(1)	–	–	(.07%)	(.07%)	(.07%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.55%	.60%	.68%	.93%	1.23%
(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .07% of other expenses for Class L, Class A and Class N of the Fund through February 28, 2011. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$56	$176	$307	$689
Class Y	$61	$192	$335	$750
Class L	$69	$233	$410	$924
Class A	$442	$651	$877	$1,526
Class N	$229	$405	$706	$1,562
Class N (no redemption)	$125	$405	$706	$1,562

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income debt securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies

–  6  –

or instrumentalities, U.S. dollar-denominated bonds of foreign issuers, private placement bonds, including securities subject to resale pursuant to Rule 144A, and mortgage-backed and other asset-backed securities. The Fund may also invest in below investment grade debt securities (“junk bonds”); normally, 10% or less of the Fund’s total assets will be invested in below investment grade debt securities. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities. The Fund may also invest in money market securities, including commercial paper. The Fund may hold a portion of its assets in cash. The Fund seeks to maintain a dollar-weighted average duration of less than three years; the subadviser, Babson Capital Management LLC (“Babson Capital”), may increase or decrease its duration in response to changes in interest rates and other factors. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.

Babson Capital generally selects the Fund’s investments based on its analysis of opportunities and risks of various securities and market sectors. Babson Capital may choose to sell securities with deteriorating credit or limited upside potential compared to other available securities.

Although Babson Capital may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general

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may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance(1)

Class S Shares

Highest Quarter:	3Q ’02,	3.68%	Lowest Quarter:	2Q ’04,	-	1.80%

Average Annual Total Returns(1)

(For the periods ended December 31, 2009)

		One Year		Five Years	Ten Years
Class S	Return Before Taxes	-	0.25%	3.01%	4.24%

	Return After Taxes on Distributions	-	2.02%	1.36%	2.38%

	Return After Taxes on Distributions and Sale of Fund Shares	-	0.17%	1.62%	2.50%

Class Y	Return Before Taxes	-	0.31%	2.98%	4.18%
Class L(2)	Return Before Taxes	-	0.33%	2.89%	4.06%
Class A(3)	Return Before Taxes	-	4.13%	1.89%	3.42%
Class N(4)	Return Before Taxes	-	1.80%	2.33%	3.50%
Barclays Capital U.S. 1-3 Year Government Bond Index (reflects no deduction for fees, expenses or taxes)			6.66%	4.11%	4.81%
(1)	The performance information shown for periods prior to November 1, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.
(2)	Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares adjusted to reflect Class L expenses.
(3)	Performance for Class A shares of the Fund reflects any applicable sales charge.
(4)	Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class S shares adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

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MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Babson Capital Management LLC (“Babson Capital”)

Portfolio Managers:

Ronald E. Desautels is a member of Babson Capital’s Fixed Income Team. He has managed the Fund since its inception.

Mary Wilson Kibbe is a Managing Director and Head of the Fixed Income Team at Babson Capital. She has managed the Fund since [        ].

David L. Nagle is a member of Babson Capital’s Fixed Income Team. He has managed the Fund since [        ].

Charles S. Sanford is a member of Babson Capital’s Fixed Income Team. He has managed the Fund since [        ].

Douglas M. Trevallion, II is a member of Babson Capital’s Fixed Income Team. He has managed the Fund since [        ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  9  –

MassMutual Premier Inflation-Protected and Income Fund

INVESTMENT OBJECTIVE

This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.48%	.48%	.48%	.48%	.48%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.06%	.16%	.31%	.31%	.36%
Total Annual Fund Operating Expenses	.54%	.64%	.79%	1.04%	1.34%
Expense Reimbursement(1)	–	–	–	(.10%)	(.10%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.54%	.64%	.79%	.94%	1.24%
(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of other expenses for Class A and Class N through February 28, 2011. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$55	$173	$302	$677
Class Y	$65	$205	$357	$798
Class L	$81	$252	$439	$978
Class A	$566	$781	$1,012	$1,677
Class N	$230	$415	$725	$1,604
Class N (no redemption)	$126	$415	$725	$1,604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests in a portfolio of securities that the subadviser, Babson Capital Management LLC (“Babson Capital”), expects to provide an attractive rate of real return. Babson Capital defines “real return” as the portfolio’s total return (before expenses) less the estimated rate of inflation, measured using the Consumer Price Index for Urban Consumers (the “CPI-U”). Under normal circumstances, the Fund invests at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. Inflation-indexed bonds are instruments indexed or otherwise linked to general measures of inflation because their principal is typically adjusted to reflect general movements of inflation in the country of issue. The Fund may invest in inflation-indexed bonds of various maturities issued by the U.S. and non-U.S. governments or their agencies or instrumentalities, by government-

–  10  –

sponsored enterprises, or by corporations. The Fund may also invest in other income-producing securities of any kind (including, but not limited to, corporate bonds and notes, U.S. and non-U.S. government and agency or instrumentality bonds, money market instruments, and mortgage-related and asset-backed securities). The Fund may hold a portion of its assets in cash. The Fund may invest up to 20% of its assets in non-U.S. holdings, but will normally (though not necessarily) hedge foreign currency risk back to the U.S. dollar. The Fund generally intends to maintain a dollar-weighted average credit quality of A or better (determined on the basis of the highest credit rating of the Fund’s investments at the time of their purchase).

The Fund expects to enter into dollar roll and reverse repurchase transactions and forward commitments. The Fund may, alternatively or in addition, engage in derivative transactions (including, but not limited to, total return swaps, credit default swaps, interest rate swaps, options, and futures contracts). The Fund would engage in the investment techniques described in this paragraph in order to seek to reduce tracking error against the benchmark index, the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series – L), and potentially to earn additional income. The use of such techniques may have the effect of creating investment leverage in the Fund.

In selecting investments for the Fund, Babson Capital seeks to construct a portfolio of inflation-indexed and other income-producing securities and other financial instruments, including derivatives, designed to meet the real return objective of the Fund. Babson Capital may choose to sell securities with deteriorating credit or limited upside potential compared to other securities.

Although Babson Capital may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Dollar Roll and Reverse Repurchase Transaction Risk These transactions may create leverage and subject the Fund to counterparty risk.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Leveraging Risk Instruments and transactions that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods,

–  11  –

subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance(1)

Class S Shares

Highest Quarter:	1Q ’08,	5.13%	Lowest Quarter:	3Q ’08,	-	3.61%

Average Annual Total Returns(1)

(for the periods ended December 31, 2009)

		One Year		Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	-	1.86%	3.88%	3.88%

	Return After Taxes on Distributions	-	4.39%	2.09%	2.09%

	Return After Taxes on Distributions and Sale of Fund Shares	-	1.17%	2.29%	2.29%

Class Y	Return Before Taxes	-	1.95%	3.77%	3.77%
Class L	Return Before Taxes	-	2.08%	3.61%	3.61%
Class A(2)	Return Before Taxes	-	6.88%	2.33%	2.33%
Class N(2)	Return Before Taxes	-	3.52%	3.07%	3.07%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series – L) (reflects no deduction for fees, expenses or taxes)		-	2.35%	4.07%	4.07%	(3)
(1)	The performance information shown for periods prior to November 1, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.
(2)	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.
(3)	From 1/2/04

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

–  12  –

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Babson Capital Management LLC (“Babson Capital”)

Portfolio Managers:

Ronald E. Desautels is a member of Babson Capital’s Fixed Income Team. He has managed the Fund since its inception.

David L. Nagle is a member of Babson Capital’s Fixed Income Team. He has managed the Fund since [        ].

Douglas M. Trevallion, II is a member of Babson Capital’s Fixed Income Team. He has managed the Fund since [        ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  13  –

MassMutual Premier Core Bond Fund

INVESTMENT OBJECTIVE

This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.48%	.48%	.48%	.48%	.48%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.11%	.16%	.31%	.31%	.39%
Total Annual Fund Operating Expenses	.59%	.64%	.79%	1.04%	1.37%
Expense Reimbursement(1)	–	–	(.08%)	(.08%)	(.08%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.59%	.64%	.71%	.96%	1.29%
(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .08% of other expenses for Class L, Class A and Class N through February 28, 2011. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.

(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$60	$189	$329	$738
Class Y	$65	$205	$357	$798
Class L	$73	$244	$431	$970
Class A	$568	$783	$1,014	$1,679
Class N	$235	$426	$742	$1,639
Class N (no redemption)	$131	$426	$742	$1,639

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income debt securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. dollar-denominated bonds of foreign issuers, private placement bonds, including securities subject to resale pursuant to Rule 144A,

–  14  –

and mortgage-backed and other asset-backed securities. The Fund may invest up to 10% of its total assets in below investment grade debt securities (“junk bonds”). The Fund may invest in securities that are not denominated in U.S. dollars and securities subject to legal restrictions on resale. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities The Fund may also invest in money market securities, including commercial paper. The Fund may hold a portion of its assets in cash.

The subadviser, Babson Capital Management LLC (“Babson Capital”), intends for the Fund’s portfolio dollar-weighted average duration generally to match (within 10%) the average duration of the Barclays Capital U.S. Aggregate Bond Index (as of January 31, 2010, the average duration of the Index was [    ] years). Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.

Babson Capital selects the Fund’s investments based on its analysis of opportunities and risks of various fixed income debt securities and market sectors. Currently, Babson Capital may consider the following factors (which may change over time and in particular cases): the perceived potential for high income offered by different types of corporate and government obligations (including mortgage-backed and other asset-backed securities); diversification among industries and issuers, credit ratings, and sectors; and the relative values offered by different securities. Babson Capital may choose to sell securities with deteriorating credit or limited upside potential compared to other securities.

Although Babson Capital may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

–  15  –

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance(1)

Class S Shares

Highest Quarter:	3Q ’01,	4.33%	Lowest Quarter:	2Q ’04,	-	2.29%

Average Annual Total Returns(1)

(for the periods ended December 31, 2009)

		One Year		Five Years	Ten Years
Class S	Return Before Taxes	-	0.05%	3.37%	4.71%

	Return After Taxes on Distributions	-	2.33%	1.52%	2.65%

	Return After Taxes on Distributions and Sale of Fund Shares	-	0.05%	1.81%	2.80%

Class Y	Return Before Taxes		0.06%	3.35%	4.67%
Class L(2)	Return Before Taxes	-	0.22%	3.24%	4.54%
Class A(3)	Return Before Taxes	-	5.19%	1.99%	3.79%
Class N(4)	Return Before Taxes	-	1.47%	2.69%	4.00%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)			5.24%	4.65%	5.63%
(1)	Performance information shown for periods prior to November 1, 2004 is based on the historical performance of MassMutual Core Bond Fund, which exchanged substantially all of its assets for shares of the Fund on October 31, 2004. MassMutual Core Bond Fund is the accounting survivor (i.e., its financial and accounting records have been carried forward by the Fund).
(2)	Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares adjusted to reflect Class L expenses.
(3)	Performance for Class A shares of the Fund reflects any applicable sales charge.
(4)	Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After- tax returns are not relevant to investors who hold Fund shares

–  16  –

through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Babson Capital Management LLC (“Babson Capital”)

Portfolio Managers:

William M. Awad, III is a member of Babson Capital’s Fixed Income Team. He has managed the Fund since [        ].

Mary Wilson Kibbe is a Managing Director and Head of the Fixed Income Team at Babson Capital. She has managed the Fund since [        ].

David L. Nagle is a member of Babson Capital’s Fixed Income Team. He has managed the Fund since [        ].

Charles S. Sanford is a member of Babson Capital’s Fixed Income Team. He has managed the Fund since [        ].

Douglas M. Trevallion, II is a member of Babson Capital’s Fixed Income Team. He has managed the Fund since [        ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  17  –

MassMutual Premier Diversified Bond Fund

INVESTMENT OBJECTIVE

This Fund seeks a superior total rate of return by investing in fixed income instruments.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.21%	.26%	.42%	.41%	.46%
Total Annual Fund Operating Expenses	.71%	.76%	.92%	1.16%	1.46%
Expense Reimbursement(1)	–	–	(.15%)	(.15%)	(.15%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.71%	.76%	.77%	1.01%	1.31%
(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .15% of other expenses for Class L, Class A and Class N of the Fund through February 28, 2011. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$73	$227	$395	$883
Class Y	$78	$243	$422	$942
Class L	$79	$278	$495	$1,118
Class A	$573	$812	$1,069	$1,804
Class N	$237	$447	$783	$1,733
Class N (no redemption)	$133	$447	$783	$1,733

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income debt securities. These typically include: U.S. dollar-denominated corporate obligations and bank loans, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. dollar-denominated bonds of foreign issuers, private placement bonds, including securities subject to resale pursuant to Rule 144A, convertible bonds, and mortgage-backed and other asset-backed securities. The Fund may invest in securities that are not denominated in U.S. dollars and securities subject to legal restrictions on resale. The Fund may, but will not necessarily, engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not

–  18  –

obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities. The Fund may also invest in money market securities, including commercial paper. The Fund may hold a portion of its assets in cash.

The dollar-weighted average credit quality of the Fund is generally not expected to be less than BBB-/Baa3. The Fund may, however, invest up to 25% of its net assets in below investment grade debt securities (“junk bonds”) or their unrated equivalent, as determined by the subadviser, Investments in such securities will vary based upon the subadviser’s assessment of market conditions and the amount of additional yield offered in relation to the risk of the instruments. The subadviser, Babson Capital Management LLC (“Babson Capital”), expects for the Fund’s portfolio dollar-weighted average duration generally to match (within 10%) the average duration of the Barclays Capital U.S. Aggregate Bond Index (as of January 31, 2010, the average duration of the Index was [    ] years). Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.

Babson Capital selects the Fund’s investments based on its analysis of opportunities and risks of various fixed income debt securities and market sectors. Currently, Babson Capital may consider the following factors (which may change over time and in particular cases): the perceived potential for high income offered by different types of corporate and government obligations (including mortgage-backed and other asset-backed securities); diversification among industries and issuers, credit ratings, and sectors; and the relative values offered by different securities. Babson Capital may choose to sell securities with deteriorating credit or limited upside potential compared to other securities.

Although Babson Capital may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

–  19  –

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance(1)

Class S Shares

Highest Quarter:	2Q ’03,	4.09%	Lowest Quarter:	2Q ’04,	-	1.93%

Average Annual Total Returns(1)

(for the periods ended December 31, 2009)

		One Year		Five Years	Ten Years
Class S	Return Before Taxes	-	3.60%	2.76%	4.59%

	Return After Taxes on Distributions	-	5.77%	1.00%	2.71%

	Return After Taxes on Distributions and Sale of Fund Shares	-	2.36%	1.35%	2.80%

Class Y	Return Before Taxes	-	3.03%	2.84%	4.60%
Class L	Return Before Taxes	-	2.91%	2.84%	4.53%
Class A(2)	Return Before Taxes	-	7.81%	1.61%	3.76%
Class N(3)	Return Before Taxes	-	4.37%	2.28%	3.97%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)			5.24%	4.65%	5.85%
(1)	The performance information shown for periods prior to November 1, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.
(2)	Performance for Class A shares of the Fund reflects any applicable sales charge.
(3)	Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

–  20  –

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Babson Capital Management LLC (“Babson Capital”)

Portfolio Managers:

William M. Awad III is a member of Babson Capital’s Fixed Income Team. He has managed the Fund since [        ].

Jill A. Fields is a Managing Director at Babson Capital and principally responsible for the day-to-day management of the high yield segment of the Fund. She has managed the Fund since [        ].

Mary Wilson Kibbe is a Managing Director and Head of the Fixed Income Team at Babson Capital. She has managed the Fund since [        ].

David L. Nagle is a member of Babson Capital’s Fixed Income Team. He has managed the Fund since [        ].

Charles S. Sanford is a member of Babson Capital’s Fixed Income Team. He has managed the Fund since [        ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  21  –

MassMutual Premier High Yield Fund

INVESTMENT OBJECTIVE

This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.19%	.24%	.39%	.39%	.44%
Total Annual Fund Operating Expenses(1)	.69%	.74%	.89%	1.14%	1.44%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$70	$221	$384	$859
Class Y	$76	$237	$411	$918
Class L	$91	$284	$493	$1,096
Class A	$685	$916	$1,167	$1,881
Class N	$250	$456	$787	$1,724
Class N (no redemption)	$147	$456	$787	$1,724

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in lower rated U.S. debt securities (“high yield” or “junk bonds”). Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government or its agencies or instrumentalities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s or, if unrated, determined by the subadviser, Babson Capital Management LLC (“Babson Capital”) to be of comparable quality). The Fund may also invest in convertible securities, preferred stocks, warrants, bank loans and other fixed income securities, of both

–  22  –

U.S. and foreign issuers. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash. Under normal market conditions, the Fund expects to have a dollar-weighted average portfolio maturity ranging from 4 to 10 years. The Fund’s portfolio may include securities with maturities outside this range, and the range may change from time to time.

In selecting the Fund’s investments, Babson Capital employs a bottom-up, fundamental approach to its credit analysis, which focuses first on a specific issuer’s financial strength, among other things, before considering trends or macro economic factors. Babson Capital prefers companies that it believes possess one or more of the following characteristics: strong business position, ability to generate free cash flow to repay debt, favorable capital structure, high level of fixed assets, conservative accounting, and respected management or equity sponsor(s).

Although Babson Capital may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

–  23  –

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker- dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at

http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class Y Shares

Highest Quarter:	2Q ’03,	11.09%	Lowest Quarter:	4Q ’08,	-	13.37%

Average Annual Total Returns

(For the periods ended December 31, 2009)

		One Year		Five Years		Since Inception (9/05/00)
Class Y	Return Before Taxes	-	19.21%		0.66%	4.22%

	Return After Taxes on Distributions	-	22.71%	-	2.22%	1.13%

	Return After Taxes on Distributions and Sale of Fund Shares	-	12.58%	-	0.97%	1.82%

Class S(1)	Return Before Taxes	-	19.12%		0.71%	4.25%
Class L(1)	Return Before Taxes	-	19.26%		0.53%	4.08%
Class A(1)	Return Before Taxes	-	24.05%	-	0.89%	1.54%
Class N(1)	Return Before Taxes	-	20.47%	-	0.05%	3.52%
Barclays Capital U.S. Corporate High-Yield Bond Index (reflects no deduction for fees, expenses or taxes)		-	26.16%	-	0.80%	2.29%	(2)
(1)	Performance for Class S, Class L, Class A and Class N shares of the Fund for periods prior to their inception date (11/01/04) is based on the performance of Class Y shares, adjusted for

–  24  –

Class L, Class A and Class N shares to reflect Class L, Class A and Class N expenses, respectively, and for Class A and Class N shares to reflect any applicable sales charge.
(2)	From 9/1/00

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Y only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Babson Capital Management LLC (“Babson Capital”)

Portfolio Manager: Jill A. Fields

Ms. Fields is a Managing Director at Babson Capital. She has managed the Fund since [its inception].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  25  –

MassMutual Premier International Bond Fund (Class N shares not currently available)

INVESTMENT OBJECTIVE

The Fund seeks to achieve a high total rate of return.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.60%	.60%	.60%	.60%	.60%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.38%	.48%	.63%	.63%	.68%
Total Annual Fund Operating Expenses	.98%	1.08%	1.23%	1.48%	1.78%
Expense Reimbursement	(.23%)	(.28%)	(.28%)	(.28%)	(.28%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)(2)	.75%	.80%	.95%	1.20%	1.50%
(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through February 28, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed the percentages noted in this table. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.

(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$77	$289	$519	$1,180
Class Y	$82	$316	$568	$1,292
Class L	$97	$363	$649	$1,464
Class A	$591	$895	$1,219	$2,137
Class N	$256	$533	$938	$2,072
Class N (no redemption)	$153	$533	$938	$2,072

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed income securities. Fixed-income securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of foreign governments and their agencies and instrumentalities and of supranational entities. The Fund primarily invests in fixed income securities in markets represented in the Citigroup World Government Bond Index (Excluding US) (the “Index”), the Fund’s benchmark index.

–  26  –

The Fund may hold fixed income securities that pay either fixed or floating interest rates. The Fund normally invests at least 80% of its net assets in fixed income securities rated in one of the four highest rating categories by S&P (BBB- or better) or in unrated securities of comparable quality as determined by the Fund’s subadviser, Baring International Investment Limited (“Baring”). A majority of the Fund’s investments may be denominated in non-U.S. currencies. To attempt to manage the Fund’s currency risk, Baring in its discretion may but will not necessarily employ hedging techniques that utilize forward currency contracts or cross hedging. The Fund also may enter into forward currency contracts for investment purposes to obtain foreign currency exposure. The Fund may invest up to 20% of its net assets in emerging market fixed income securities, which may be denominated in either local or U.S. currency. Investment rating agencies in the United States often consider bonds issued in emerging market countries to be below government grade (“high-yield” securities or “junk bonds”). The Fund may also invest up to 10% of its net assets in options and warrants in respect of fixed income securities. The Fund may invest up to 20% of its total assets in any single government- or agency-backed security, and may invest up to 10% of its total assets in any other single security. The Fund may invest 10% or more of its total assets in cash and cash equivalents and, in unusual circumstances for temporary defensive purposes, may invest up to 100% of its total assets in cash and cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund. The Fund may from time to time engage in derivatives strategies in pursuing its investment objective.

Baring generally expects to invest the Fund’s assets such that the percentage weight within the Fund of the groups of countries listed below will not vary by more than the following percentage limitations:

•

European states participating in the Euro Currency—0% to Index weighting +30% (i.e. if the Index weighting for the combination of these nations is 33%, the Fund will invest no less than 0% and no more than 63% of its total assets among these nations);

•	European states not participating in the Euro Currency; U.S., Canada, Australia; and Japan—0% to Index weighting + 30%.

The dollar-weighted average duration of the Fund’s portfolio is generally expected to be within +/ -3 years of the average duration of the Index (as of January 31, 2010, the average duration of the Index was [    ] years), and the minimum average credit quality of the Fund’s portfolio is normally expected to be no less than AA-.

Although Baring may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Geographic Focus Risk When a Fund focuses investments on a particular geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory

–  27  –

conditions and developments in that region, and could be more volatile than the performance of more geographically diversified funds.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Non-diversification Risk Because the Fund may invest its assets in a more limited number of issuers than a diversified fund, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were diversified.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	1Q ’08,	8.73%	Lowest Quarter:	2Q ’08,	-	4.96%

–  28  –

Average Annual Total Returns

(For the periods ended December 31, 2009)

		One Year	Since Inception (12/20/07)
Class S	Return After Taxes	4.80%	6.67%

	Return After Taxes on Distributions	0.61%	2.54%

	Return After Taxes on Distributions and Sale of Fund Shares	3.17%	3.36%

Class Y	Return Before Taxes	4.77%	6.64%
Class L	Return Before Taxes	4.61%	6.49%
Class A+	Return Before Taxes	-0.64%	1.31%
Class N+	Return Before Taxes	3.14%	4.94%
Citigroup Non-USD World Government Bond Index (reflects no deduction for fees, expenses, or taxes)		10.11%	10.11%	(1)
(1)	From 1/2/08
+	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Baring International Investment Limited (“Baring”)

Portfolio Managers:

Dagmar Dvorak is a member of the Global Government High Alpha and Global Aggregate Portfolio Construction Groups at Baring. She has managed the Fund since [        ].

Harjeet Heer is the Head of the Global Aggregate Product at Baring. He has managed the Fund since [        ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  29  –

MassMutual Premier Balanced Fund (Class N shares not currently available)

INVESTMENT OBJECTIVE

This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities and money market instruments.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N

Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.48%	.48%	.48%	.48%	.48%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.22%	.38%	.53%	.53%	.59%
Total Annual Fund Operating Expenses(2)	.70%	.86%	1.01%	1.26%	1.57%
Expense Reimbursement(3)	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)
Total Annual Fund Operating Expenses after Expense Reimbursement(4)	.68%	.84%	.99%	1.24%	1.55%
(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .02% of other expenses for each share class through February 28, 2011. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$69	$222	$388	$869
Class Y	$86	$272	$475	$1,059
Class L	$101	$320	$556	$1,234
Class A	$694	$950	$1,225	$2,008
Class N	$261	$494	$853	$1,866
Class N (no redemption)	$158	$494	$853	$1,866

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

–  30  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund seeks its investment objective by investing across different asset classes (equity securities, fixed income securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. Under normal market conditions, the subadviser, Babson Capital Management LLC (“Babson Capital”), expects that 50%-70% of the Fund’s net assets will be invested in equity securities (the Core Equity Segment), 30%-50% of the Fund’s net assets will be invested in fixed income securities (the Core Bond Segment), and up to 30% of the Fund’s net assets will be invested in money market instruments (the Money Market Segment). Babson Capital typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund may hold a portion of its assets in cash. In unusual circumstances the Fund may, for temporary defensive purposes, may invest up to 100% of its total assets in the money market instruments or cash.

The equity securities in which the Fund invests may include common stock, preferred stock, securities convertible into common or preferred stock, rights and warrants of issuers of any size, exchange traded funds, and American Depositary Receipts (“ADRs”). The Fund expects normally to invest most of its assets in common stocks of large capitalization U.S. companies, although it may invest in companies of any size. Fixed income securities in which the Fund invests primarily include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, mortgage-backed and other asset-backed securities, debt securities of foreign issuers (including issuers in emerging markets), convertible bonds, and private placement bonds, including securities subject to resale pursuant to Rule 144A. The Fund expects that most of its fixed-income investments will be of investment-grade, meaning that they will be rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, considered to be of comparable quality by the subadviser, although the Fund may invest any portion of its assets in securities below investment grade (“junk bonds”). The duration of the Fixed Income segment of the Fund will normally be maintained within +/-10% of the benchmark index, the Barclay’s U.S. Aggregate Bond Index. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates.

The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities.

The equity portion of the Fund combines value and growth approaches to achieve a core exposure to the equity markets.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates

–  31  –

of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and unit instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance(1)

Class S Shares

Highest Quarter:	2Q ’03,	10.13%	Lowest Quarter:	4Q ’08,	-	12.73%

–  32  –

Average Annual Total Returns(1)

(For the periods ended December 31, 2009)

		One Year		Five Years		Ten Years
Class S	Return Before Taxes	-	23.65%		0.37%	-	0.14%

	Return After Taxes on Distributions	-	24.33%	-	0.41%	-	1.60%

	Return After Taxes on Distributions and Sale of Fund Shares	-	15.09%		0.06%	-	0.71%

Class Y	Return Before Taxes	-	23.81%		0.21%	-	0.31%
Class L(2)	Return Before Taxes	-	23.94%		0.05%	-	0.46%
Class A(3)	Return Before Taxes	-	28.47%	-	1.36%	-	1.29%
Class N(4)	Return Before Taxes	-	25.06%	-	0.53%	-	1.03%
S&P 500® Index(5)		-	37.00%	-	2.19%	-	1.38%
Lipper Balanced Fund Index(5)		-	26.18%		0.12%		1.53%
Barclays Capital U.S. Aggregate Bond Index(5)			5.24%		4.65%		5.63%
(1)	The performance information shown for periods prior to November 1, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.
(2)	Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares adjusted to reflect Class L expenses.
(3)	Performance for Class A shares of the Fund reflects any applicable sales charge.
(4)	Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.
(5)	Reflects no deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Babson Capital Management LLC (“Babson Capital”)

Portfolio Managers:

William M. Awad, III is a member of Babson Capital’s Fixed Income Team and manages the Core Bond Segment of the Fund. He has managed the Fund since [         ].

Chris C. Cao is a member of Babson Capital’s Quantitative Management Equity Team and manages the Core Equity Segment of the Fund. He has managed the Fund since [        ].

Michael F. Farrell is a member of Babson Capital’s Quantitative Management Equity Team, manages the Core Equity Segment of the Fund and is responsible for the Fund’s asset allocation. He has managed the Fund since [        ].

Mary Wilson Kibbe is a Managing Director and Head of the Fixed Income Team at Babson Capital and manages the Money Market and Core Bond Segments of the Fund. She has managed the Fund since inception.

David L. Nagle is a member of Babson Capital’s Fixed Income Team and manages the Core Bond Segment of the Fund. He has managed the Fund since [        ].

Charles S. Sanford is a member of Babson Capital’s Fixed Income Team and manages the Core Bond Segment of the Fund. He has managed the Fund since [        ].

Douglas M. Trevallion, II is a member of Babson Capital’s Fixed Income Team and manages the Core Bond Segment of the Fund. He has managed the Fund since [        ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  33  –

MassMutual Premier Value Fund

INVESTMENT OBJECTIVE

This Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.10%	.20%	.31%	.35%	.41%
Total Annual Fund Operating Expenses(1)	.60%	.70%	.81%	1.10%	1.41%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$61	$192	$335	$750
Class Y	$72	$224	$390	$871
Class L	$83	$259	$450	$1,002
Class A	$681	$905	$1,146	$1,838
Class N	$247	$446	$771	$1,691
Class N (no redemption)	$144	$446	$771	$1,691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of companies with varying market capitalizations that the subadviser, OFI Institutional Asset Management, Inc. (“OFI Institutional”), believes are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, OFI Institutional currently focuses on securities of larger size companies. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities, including emerging market securities. Equity securities may include common stocks, preferred stocks, securities convertible into common

–  34  –

or preferred stock, rights and warrants. The Fund generally will not invest more than 25% of its total assets in foreign securities. The Fund may invest up to 10% of its net assets in debt securities. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash.

OFI Institutional typically employs a bottom-up approach in selecting securities for the Fund, using fundamental analysis to select securities that it believes are undervalued. While this process may change over time and vary in particular cases, OFI Institutional generally may consider a variety of factors in evaluating a company, such as future supply/demand for key products, product cycles, quality of management, competitive position, cash reinvestment plans, and better-than-expected earnings reports and attractive valuation). OFI Institutional may consider selling a security if, for example, in OFI’s judgment, the stock’s price is approaching its target, the company’s fundamentals deteriorating, or more attractive alternative investment ideas have been identified.

Although OFI Institutional may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the

–  35  –

value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class L Shares

Highest Quarter:	2Q ’03,	15.39%	Lowest Quarter:	4Q ’08,	-	26.63%

Average Annual Total Returns

(For the periods ended December 31, 2009)

		One Year	Five Years	Ten Years
Class L	Return Before Taxes	-41.73%	-3.37%	0.17%

	Return After Taxes on Distributions	-41.92%	-4.30%	-0.76%

	Return After Taxes on Distributions and Sale of Fund Shares	-26.88%	-2.75%	-0.02%

Class S(1)	Return Before Taxes	-41.59%	-3.19%	0.26%
Class Y(1)	Return Before Taxes	-41.71%	-3.28%	0.21%
Class A(1)	Return Before Taxes	-45.29%	-4.78%	-0.71%
Class N(1)	Return Before Taxes	-42.66%	-3.95%	-0.42%
Russell 1000® Value Index(2)		-36.85%	-0.79%	1.36%
S&P 500 Index(2)		-37.00%	-2.19%	-1.38%
(1)	Performance for Class S, Class Y, Class A and Class N shares of the Fund for periods prior to their inception date (11/01/04) is based on the performance of Class L shares, adjusted for Class A and Class N shares to reflect Class A and Class N expenses, respectively, and to reflect any applicable sales charge.
(2)	Reflects no deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class L only. After-tax returns for other classes will vary.

–  36  –

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: OFI Institutional Asset Management, Inc. (“OFI Institutional”)

Portfolio Managers:

John Damian is a Vice President of OFI Institutional. He has managed the Fund since [        ].

Mitch Williams is a Vice President of OFI Institutional. He has managed the Fund since [        ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  37  –

MassMutual Premier Enhanced Index Value Fund

INVESTMENT OBJECTIVE

This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Value Index, while maintaining risk characteristics similar to those of the benchmark.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.10%	.20%	.35%	.35%	.41%
Acquired Fund Fees and Expenses(1)	.01%	.01%	.01%	.01%	.01%
Total Annual Fund Operating Expenses(2)(3)	.61%	.71%	.86%	1.11%	1.42%
(1)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$62	$195	$340	$762
Class Y	$73	$227	$395	$883
Class L	$88	$274	$477	$1,061
Class A	$682	$908	$1,151	$1,849
Class N	$248	$449	$776	$1,702
Class N (no redemption)	$145	$449	$776	$1,702

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

–  38  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests substantially all (but not less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Value Index (“Index”) (as of January 31, 2010, $[8.51 million to $380.56 billion)]. The Index is a market capitalization-weighted index of those stocks of the 1,000 largest US-domiciled companies that exhibit value-oriented characteristics. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities.

The subadviser, Babson Capital Management LLC (“Babson Capital”), employs quantitative analysis to identify stocks included within the Index that it believes have the potential to outperform the Index over time, using a proprietary quantitative model that ranks all stocks included in the Index based on factors such as a company’s valuation, earnings quality, stock price momentum, and earnings improvement. Based on these rankings, Babson Capital seeks to construct a broadly diversified portfolio that it believes may have the potential to produce higher returns than the Index while maintaining risk characteristics similar to the Index. Babson Capital will typically adjust Index weights to: (1) overweight high-ranking stocks, (2) underweight low-ranking stocks (or not hold them at all), and (3) market weight stocks that do not have particularly high or low rankings. Babson Capital may also consider stocks not included in the Index but with similar market capitalizations. Babson Capital does not use market timing or macro-economic forecasting in constructing the Fund’s portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Although Babson Capital may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, and the Fund’s cash positions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in

–  39  –

purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class Y Shares

Highest Quarter:	2Q ’03,	16.52%	Lowest Quarter:	4Q ’08,	-	21.87%

Average Annual Total Returns

(For the periods ended December 31, 2009)

		One Year		Five Years		Since Inception (12/19/00)
Class Y	Return Before Taxes	-	36.00%	-	0.74%		0.80%

	Return After Taxes on Distributions	-	36.34%	-	1.79%	-	0.04%

	Return After Taxes on Distributions and Sale of Fund Shares	-	22.97%	-	0.66%		0.57%

Class S(1)	Return Before Taxes	-	35.90%	-	0.56%		0.92%
Class L(1)	Return Before Taxes	-	36.10%	-	0.91%		0.64%
Class A(1)	Return Before Taxes	-	39.87%	-	2.28%	-	0.16%
Class N(1)	Return Before Taxes	-	37.06%	-	1.45%		0.08%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)		-	36.85%	-	0.79%	-	0.04%	(2)
(1)	Performance for Class S, Class L, Class A and Class N shares of the Fund for periods prior to their inception date (11/01/04) is based on the performance of Class Y shares, adjusted for Class L, Class A and Class N shares to reflect Class L, Class A and Class N expenses, respectively, and for Class A and Class N shares to reflect any applicable sales charge.
(2)	From 1/2/01

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Y only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Babson Capital Management LLC (“Babson Capital”)

Portfolio Managers:

Chris C. Cao is a member of Babson Capital’s Quantitative Management Equity Team. He has managed the Fund since [        ].

Michael F. Farrell is a member of Babson Capital’s Quantitative Management Equity Team. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

–  40  –

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  41  –

MassMutual Premier Enhanced Index Core Equity Fund

INVESTMENT OBJECTIVE

This Fund seeks to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.26%	.31%	.46%	.46%	.51%
Total Annual Fund Operating Expenses(2)	.76%	.81%	.96%	1.21%	1.51%
Expense Reimbursement	(.16%)	(.11%)	(.11%)	(.11%)	(.10%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)(4)	.60%	.70%	.85%	1.10%	1.41%
(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through February 28, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .59%, .69%, .84%, 1.09% and 1.40% for Classes S, Y, L, A and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$61	$227	$407	$927
Class Y	$72	$248	$439	$991
Class L	$87	$295	$520	$1,168
Class A	$681	$927	$1,192	$1,947
Class N	$247	$467	$814	$1,793
Class N (no redemption)	$144	$467	$814	$1,793

–  42  –

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal market conditions, the Fund invests substantially all (but no less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included within the S&P 500 Index(1) (“Index”) (as of January 31, 2010, $[288.56 million to $380.56 billion)]. The Index is an unmanaged, broad-based index of common stocks frequently used as a general measure of U.S. stock market performance. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities.

The Fund’s subadviser, Babson Capital Management LLC (“Babson Capital”), employs quantitative analysis to identify stocks included within the Index that it believes may have the potential to outperform the Index over time, using a proprietary model that ranks all stocks included within the Index based on factors such as a company’s valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson Capital seeks to construct a broadly diversified portfolio that it believes may have the potential to produce higher returns than the Index while maintaining risk characteristics similar to the Index. Babson Capital will typically adjust Index weights to: (1) overweight high-ranking stocks, (2) underweight

(1)

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “500” and “S&P 500®” are trademarks of the McGraw-Hill Companies and have been licensed for use by Babson Capital. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund. For more information, please see additional disclosure in the Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus.

low-ranking stocks (or not hold them at all), and (3) market weight stocks that do not have particularly high or low rankings. Babson Capital may also consider stocks not included in the Index but with similar market capitalizations. Babson Capital does not use market timing or macro economic forecasting in constructing the Fund’s portfolio. The Fund may engage in the active and frequent trading of portfolio securities to achieve its investment objective.

Although Babson Capital may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, and the Fund’s cash positions.

–  43  –

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance(1)

Class Y Shares

Highest Quarter:	4Q ’99,	14.86%	Lowest Quarter:	4Q ’08,	-	22.34%

Average Annual Total Returns(1)

(For the periods ended December 31, 2009)

		One Year	Five Years	Ten Years
Class Y	Return Before Taxes	-38.39%	-2.56%	-2.52%

	Return After Taxes on Distributions	-38.67%	-2.79%	-3.62%

	Return After Taxes on Distributions and Sale of Fund Shares	-24.59%	-2.11%	-2.41%

Class S(2)	Return Before Taxes	-38.25%	-2.46%	-2.47%
Class L(2)	Return Before Taxes	-38.40%	-2.69%	-2.66%
Class A(2)	Return Before Taxes	-42.13%	-4.09%	-3.49%
Class N(2)	Return Before Taxes	-39.40%	-3.22%	-3.21%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		-37.00%	-2.19%	-1.38%
(1)	The Fund changed its investment objective, strategies and policies on December 18, 2000. The performance results shown above would not necessarily have been achieved had the Fund’s current objective, strategies and policies been in effect for the periods for which the performance results are presented.

–  44  –

(2)	Performance for Class S, Class L, Class A and Class N shares of the Fund for periods prior to their inception date (11/01/04) is based on the performance of Class Y shares, adjusted for Class L, Class A and Class N shares to reflect Class L, Class A and Class N expenses, respectively, and for Class A and Class N shares to reflect any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Y only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Babson Capital Management LLC (“Babson Capital”)

Portfolio Managers:

Chris C. Cao is a member of Babson Capital’s Quantitative Management Equity Team. He has managed the Fund since [        ].

Michael F. Farrell is a member of Babson Capital’s Quantitative Management Equity Team. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  45  –

MassMutual Premier Main Street Fund

INVESTMENT OBJECTIVE

The Fund seeks a high total return.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.17%	.22%	.37%	.37%	.42%
Total Annual Fund Operating Expenses(2)	.82%	.87%	1.02%	1.27%	1.57%
Expense Reimbursement	(.11%)	(.11%)	(.11%)	(.11%)	(.11%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)(4)	.71%	.76%	.91%	1.16%	1.46%
(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through February 28, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .71%, .76%, .91%, 1.16% and 1.46% for Classes S, Y, L, A and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$73	$251	$444	$1,003
Class Y	$78	$267	$471	$1,062
Class L	$93	$314	$553	$1,238
Class A	$686	$944	$1,222	$2,012
Class N	$252	$485	$845	$1,858
Class N (no redemption)	$149	$485	$845	$1,858

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

–  46  –

reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of U.S. companies of different capitalization ranges. The subadviser, OFI Institutional Asset Management, Inc. (“OFI Institutional”), currently focuses on companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index (as of January 31, 2010, $[851 million to $380.56 billion)], although it may purchase stocks of companies with any market capitalization. The Fund may from time to time engage in derivative strategies in pursuing its investment objective. The Fund may hold a portion of its assets in cash.

OFI Institutional typically uses fundamental research and quantitative models to select securities for the Fund’s portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

•

a fundamental approach in analyzing issuers based on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management. OFI Institutional may also consider an industry’s outlook, market trends and general economic conditions.

•

quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.

The Fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. OFI Institutional may consider selling a security if, for example, in its judgment, a stock’s price is approaching its target, a company’s competitive position deteriorates, it believes that a company’s management is executing strategy poorly, or more attractive alternative investment ideas have been identified.

Although OFI Institutional may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is

–  47  –

subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’06,	6.58%	Lowest Quarter:	4Q ’08,	-	22.19%

Average Annual Total Returns

(For the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/31/04)
Class S	Return Before Taxes	-38.62%		-5.99%
	Return After Taxes on Distributions	-38.80%		-7.15%
	Return After Taxes on Distributions and Sale of Fund Shares	-24.87%		-4.96%
Class Y	Return Before Taxes	-38.72%		-6.19%
Class L	Return Before Taxes	-38.85%		-6.26%
Class A+	Return Before Taxes	-42.44%		-7.86%
Class N+	Return Before Taxes	-39.75%		-6.78%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		-37.00%		-5.21%	(1)
(1)	From 1/3/05
+	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: OFI Institutional Asset Management, Inc. (“OFI Institutional”)

–  48  –

Portfolio Managers:

Manind Govil is a Senior Vice President of OFI Institutional. He has managed the Fund since May 2009.

Benjamin Ram is a Vice President of OFI Institutional. He has managed the Fund since May 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  49  –

MassMutual Premier Capital Appreciation Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.13%	.18%	.33%	.33%	.38%
Total Annual Fund Operating Expenses	.78%	.83%	.98%	1.23%	1.53%
Expense Reimbursement	(.07%)	(.01%)	(.01%)	(.14%)	(.07%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)(2)	.71%	.82%	.97%	1.09%	1.46%
(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through February 28, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .71%, .82%, .97%, 1.09% and 1.46% for Classes S, Y, L, A and N, respectively. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$73	$242	$426	$960
Class Y	$84	$264	$460	$1,024
Class L	$99	$311	$541	$1,200
Class A	$680	$930	$1,199	$1,966
Class N	$252	$477	$828	$1,818
Class N (no redemption)	$149	$477	$828	$1,818

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

–  50  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of companies that the subadviser, OppenheimerFunds, Inc. (“OFI”), believes may appreciate in value over the long-term, which may include newer companies or established companies of any market capitalization range (“growth companies”). The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”) without limit, including emerging market securities. Currently, OFI does not expect that the Fund will invest more than 35% of its total assets in foreign securities. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. The Fund may from time to time engage in derivative strategies in pursuing its investment objective. The Fund may hold a portion of its assets in cash.

OFI generally seeks to identify growth companies with stock prices that it believes are reasonable in relation to overall stock market valuations. While the process may vary in particular cases and over time, in seeking broad diversification of the Fund’s portfolio among industries and market sectors, currently, OFI seeks to identify: companies in business areas that OFI believes have above-average growth potential, companies with growth rates that OFI believes are sustainable over time and stocks with valuations that OFI believes are reasonable relative to their perceived growth potential. OFI may sell the stocks of companies that it believes are no longer attractive based on the above criteria. Although OFI may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with

–  51  –

transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’07,	7.15%	Lowest Quarter:	4Q ’08,	-	28.11%

Average Annual Total Returns

(For the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/31/04)
Class S	Return Before Taxes	-45.75%		-8.56%

	Return After Taxes on Distributions	-45.76%		-8.66%

	Return After Taxes on Distributions and Sale of Fund Shares	-29.72%		-7.06%

Class Y	Return Before Taxes	-45.80%		-8.67%
Class L	Return Before Taxes	-45.87%		-8.79%
Class A+	Return Before Taxes	-49.06%		-10.23%
Class N+	Return Before Taxes	-46.69%		-9.23%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)		-38.44%		-5.71%	(1)
(1)	From 1/3/05
+	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

–  52  –

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: OppenheimerFunds, Inc. (“OFI”)

Portfolio Manager: Marc L. Baylin

Mr. Baylin is a Vice President of OFI. He has managed the Fund since [        ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

–  53  –

MassMutual Premier Enhanced Index Growth Fund (Class N shares not currently available)

INVESTMENT OBJECTIVE

This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Growth Index, while maintaining risk characteristics similar to those of the benchmark.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.08%	.13%	.28%	.28%	.33%
Acquired Fund Fees and Expenses(1)	.01%	.01%	.01%	.01%	.01%
Total Annual Fund Operating Expenses(2)(3)	.59%	.64%	.79%	1.04%	1.34%
(1)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$60	$189	$329	$738
Class Y	$65	$205	$357	$798
Class L	$81	$252	$439	$978
Class A	$675	$887	$1,116	$1,773
Class N	$240	$425	$734	$1,613
Class N (no redemption	$136	$425	$734	$1,613

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

–  54  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests substantially all (but no less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included within the Russell 1000® Growth Index (“Index”) (as of January 31, 2010, $[37.19 million to $380.56 billion]). The Index is an unmanaged index that contains those stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities.

The Fund’s subadviser, Babson Capital Management LLC (“Babson Capital”), employs quantitative analysis to identify stocks included within the Index that it believes may have the potential to outperform the Index, using a proprietary model that ranks all stocks within the Index based on factors such as a company’s valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson Capital seeks to construct a broadly diversified portfolio that it believes may have the potential to produce higher returns than the Index while maintaining risk characteristics similar to the Index. Babson Capital will typically adjust Index weights to: (1) overweight high-ranking stocks, (2) underweight low-ranking stocks (or not hold them at all), and (3) market weight stocks that do not have particularly high or low rankings. Babson Capital may also consider stocks not included in the Index but with similar market capitalizations. Babson Capital does not use market timing or macro economic forecasting in constructing the Fund’s portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Although Babson Capital may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, and the Fund’s cash positions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

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Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class Y Shares

Highest Quarter:	2Q ’03,	14.21%	Lowest Quarter:	4Q ’08,	-	22.45%

Average Annual Total Returns

(For the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/19/00)
Class Y	Return Before Taxes	-38.71%	-3.30%	-5.10%

	Return After Taxes on Distributions	-38.83%	-3.55%	-5.28%

	Return After Taxes on Distributions and Sale of Fund Shares	-25.02%	-2.79%	-4.22%

Class S(1)	Return Before Taxes	-38.75%	-3.32%	-5.08%
Class L(1)	Return Before Taxes	-38.87%	-3.48%	-5.23%
Class A(1)	Return Before Taxes	-42.49%	-4.81%	-3.12%
Class N(1)	Return Before Taxes	-39.76%	-3.98%	-5.77%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)		-38.44%	-3.42%	-5.70%	(2)
(1)	Performance for Class S, Class L, Class A and Class N shares of the Fund for periods prior to their inception date (11/01/04) is based on the performance of Class Y shares, adjusted for Class L, Class A and Class N shares to reflect Class L, Class A and Class N expenses, respectively, and for Class A and Class N shares to reflect any applicable sales charge.
(2)	From 1/2/01

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Y only. After-tax returns for other classes will vary.

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MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Babson Capital Management LLC (“Babson Capital”)

Portfolio Managers:

Chris C. Cao is a member of Babson Capital’s Quantitative Management Equity Team. He has managed the Fund since [        ].

Michael F. Farrell is a member of Babson Capital’s Quantitative Management Equity Team. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

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MassMutual Premier Discovery Value Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.80%	.80%	.80%	.80%	.80%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.16%	.26%	.41%	.41%	.56%
Acquired Fund Fees and Expenses(1)	.02%	.02%	.02%	.02%	.02%
Total Annual Fund Operating Expenses(2)	.98%	1.08%	1.23%	1.48%	1.88%
Expense Reimbursement	(.03%)	(.06%)	(.06%)	(.06%)	(.16%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)(4)	.95%	1.02%	1.17%	1.42%	1.72%
(1)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through February 28, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .93%, 1.00%, 1.15%, 1.40% and 1.70% for Classes S, Y, L, A and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$97	$309	$539	$1,199
Class Y	$104	$338	$590	$1,312
Class L	$119	$384	$670	$1,483
Class A	$711	$1,010	$1,331	$2,237
Class N	$278	$575	$1,001	$2,188
Class N (no redemption)	$175	$575	$1,001	$2,188

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of U.S. issuers having market capitalizations up to $13 billion that the subadviser, OFI Institutional Asset Management, Inc. (“OFI Institutional”), believes are undervalued. These may include securities of small- and mid-capitalization companies. The Fund considers small-capitalization companies to mean those with market capitalizations less than $3 billion, and considers mid-capitalization companies to mean those with market capitalizations between $3 billion and $13 billion. The Fund has no fixed ratio for small- and mid capitalization companies in its portfolio. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depository Receipts (“ADRs”), including emerging market securities. While the Fund has no limits on the percentage of its assets it can invest in foreign securities, currently, it does not normally expect to invest more than 5 % of its assets in foreign securities, and generally limits investments in emerging markets to not more than 5% of its total assets. The Fund may from time to time engage in derivatives strategies in pursuing its investment objective. The Fund may hold a portion of its assets in cash.

In selecting securities for the Fund, OFI Institutional uses a “value” approach to investing, relying on fundamental analysis to identify companies it believes to be undervalued in relation to factors such as a company’s book value, sales, earnings, growth potential and cash flows. The Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. OFI Institutional generally uses a “bottom up” approach to select securities one at a time before considering industry trends, and may consider one or more of the following factors in assessing a company’s prospects: favorable supply/demand conditions for key products, development of new products or businesses, quality of management, competitive position in the marketplace, and effective allocation of capital. The Fund may sell securities that OFI Institutional believes are no longer attractive based on the above criteria.

Although OFI Institutional may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less

–  59  –

liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance(1)

Class S Shares

Highest Quarter:	4Q ’06,	10.94%	Lowest Quarter:	4Q ’08,	-	30.82%

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Average Annual Total Returns(1)

(For the periods ended December 31, 2009)

		One Year	Since Inception (12/01/05)
Class S	Return Before Taxes	-49.69%	-11.88%
	Return After Taxes on Distributions	-49.75%	-13.12%

	Return After Taxes on Distributions and Sale of Fund Shares	-32.23%	-10.16%

Class Y	Return Before Taxes	-49.66%	-11.90%
Class L	Return Before Taxes	-49.72%	-12.03%
Class A+	Return Before Taxes	-52.79%	-13.96%
Class N+	Return Before Taxes	-50.50%	-12.52%
Russell Midcap® Value Index(2)		-38.44%	-9.44%
Russell 2500TM Value Index(2)		-31.99%	-8.63%
(1)	The Fund’s investment objective, name and investment strategy changed in September 2006 in connection with a change in portfolio managers of the Fund.
(2)	Reflects no deduction for fees, expenses or taxes.
+	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: OFI Institutional Asset Management, Inc. (“OFI Institutional”)

Portfolio Manager: John Damian

Mr. Damian is a Vice President of OFI Institutional. He has managed the Fund since [        ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

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MassMutual Premier Main Street Small Cap Fund

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.58%	.58%	.58%	.58%	.58%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.27%	.36%	.52%	.52%	.57%
Total Annual Fund Operating Expenses(2)	.85%	.94%	1.10%	1.35%	1.65%
Expense Reimbursement	(.15%)	(.15%)	(.20%)	(.20%)	(.15%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)(4)	.70%	.79%	.90%	1.15%	1.50%
(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through February 28, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .69%, .79%, .89%, 1.14% and 1.49% for Classes S, Y, L, A and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class S	$72	$256	$457	$1,035
Class Y	$81	$285	$505	$1,141
Class L	$92	$330	$587	$1,322
Class A	$685	$959	$1,254	$2,089
Class N	$256	$506	$883	$1,942
Class N (no redemption)	$153	$506	$883	$1,942

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of small-capitalization U.S. companies that the subadviser, OFI Institutional Asset Management, Inc. (“OFI Institutional”), believes have favorable business trends or prospects. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P Small Cap 600 Index (as of January 31, 2010, between $[3.64 million and $3.46 billion]). The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities, including emerging market securities. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. The Fund may from time to time engage in derivatives strategies in pursuing its investment objective. The Fund may hold a portion of its assets in cash.

OFI Institutional typically uses fundamental research and quantitative models to select securities for the Fund’s portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

•

a fundamental approach in analyzing issuers based on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management. OFI Institutional may also consider an industry’s outlook, market trends and general economic conditions.

•

quantitative models to rank securities within each sector to identify potential buy and sell candidates. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. The Fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. OFI Institutional may consider selling a security if, for example, in its judgment, a stock’s price is approaching its target, a company’s competitive position deteriorates, it believes that a company’s management is executing strategy poorly, or more attractive alternative investment ideas have been identified.

Although OFI Institutional may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less

–  63  –

liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’07,	5.54%	Lowest Quarter:	4Q ’08,	-	27.57%

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Average Annual Total Returns

(For the periods ended December 31, 2009)

		One Year		Since Inception (09/27/06)
Class S	Return Before Taxes	-	38.41%	-	17.00%

	Return After Taxes on Distributions	-	38.47%	-	17.32%

	Return After Taxes on Distributions and Sale of Fund Shares	-	24.89%	-	14.24%

Class Y	Return Before Taxes	-	38.59%	-	17.09%
Class L	Return Before Taxes	-	38.57%	-	17.19%
Class A+	Return Before Taxes	-	42.27%	-	19.57%
Class N+	Return Before Taxes	-	39.49%	-	17.63%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)		-	33.79%	-	14.13%	(1)
(1)	From 10/2/06
+	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: OFI Institutional Asset Management, Inc. (“OFI Institutional”)

Portfolio Managers:

Matthew P. Ziehl is a Vice President of OFI Institutional. He has managed the Fund since May, 2009.

Raman Vardharaj is a Vice President of OFI Institutional. He has managed the Fund since May, 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  65  –

MassMutual Premier Small Company Opportunities Fund (Class N shares not currently available)

INVESTMENT OBJECTIVE

This Fund seeks to achieve long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund’s subadviser to be realistically valued.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.58%	.58%	.58%	.58%	.58%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.22%	.32%	.43%	.42%	.53%
Total Annual Fund Operating Expenses(2)	.80%	.90%	1.01%	1.25%	1.61%
Expense Reimbursement	(.11%)	(.10%)	(.11%)	(.11%)	(.11%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)(4)	.69%	.80%	.90%	1.14%	1.50%
(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through February 28, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .69%, .79%, .89%, 1.14% and 1.49% for Classes S, Y, L, A and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class S	$70	$244	$433	$980
Class Y	$82	$277	$489	$1,099
Class L	$92	$311	$547	$1,226
Class A	$685	$939	$1,212	$1,990
Class N	$256	$497	$866	$1,902
Class N (no redemption)	$153	$497	$866	$1,902

–  66  –

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of small-capitalization U.S. companies that the subadviser, OFI Institutional Asset Management, Inc. (“OFI Institutional”), believes have favorable business trends or prospects. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000 Index or the S&P Small Cap 600 Index (as of January 31, 2010, between $[3.64 million and $3.46 billion]). The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities, including emerging market securities. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. The Fund may from time to time engage in derivatives strategies in pursuing its investment objective. The Fund may hold a portion of its assets in cash.

OFI Institutional typically uses fundamental research and quantitative models to select securities for the Fund’s portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

•

a fundamental approach in analyzing issuers based on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management. OFI Institutional may also consider an industry’s outlook, market trends and general economic conditions.

•

quantitative models to rank securities within each sector to identify potential buy and sell candidates. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. The Fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. OFI Institutional may consider selling a security if, for example, in its judgment, a stock’s price is approaching its target, a company’s competitive position deteriorates, it believes that a company’s management is executing strategy poorly, or more attractive alternative investment ideas have been identified.

Although OFI Institutional may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less

–  67  –

liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance(1)

Class A Shares

Highest Quarter:	2Q ’01,	22.08%	Lowest Quarter:	4Q ’08,	-	27.32%

–  68  –

Average Annual Total Returns(1)

(For the periods ended December 31, 2009)

		One Year	Five Years	Ten Years
Class A(2)	Return Before Taxes	-41.85%	-6.37%	5.11%

	Return After Taxes on Distributions	-41.85%	-8.75%	2.94%

	Return After Taxes on Distributions and Sale of Fund Shares	-27.20%	-5.00%	4.13%

Class S(2)	Return Before Taxes	-37.98%	-4.90%	5.93%
Class Y(2)	Return Before Taxes	-38.03%	-4.97%	5.89%
Class L(2)	Return Before Taxes	-38.16%	-5.07%	5.84%
Class N(2)	Return Before Taxes	-39.13%	-5.58%	5.39%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)		-33.79%	-0.93%	3.02%
(1)	The Fund expanded its investment universe to include investing in larger small cap companies in August of 2000 and 2001. In addition, the Fund’s investment strategy changed in September 2006 in connection with a change in portfolio managers of the Fund. The performance results shown above would not necessarily have been achieved had the Fund’s current strategy been in effect for the periods for which performance results are presented.
(2)	Performance for Class S, Class Y, Class L and Class N shares of the Fund for periods prior to their inception date (11/01/04) is based on the performance of Class A shares, adjusted for Class N shares to reflect Class N expenses, and for Class A and N to reflect any applicable sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: OFI Institutional Asset Management, Inc. (“OFI Institutional”)

Portfolio Managers:

Matthew P. Ziehl is a Vice President of OFI Institutional. He has managed the Fund since May, 2009.

Raman Vardharaj is a Vice President of OFI Institutional. He has managed the Fund since May, 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for related to the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  69  –

MassMutual Premier Global Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.80%	.80%	.80%	.80%	.80%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.25%	.28%	.43%	.43%	.48%
Total Annual Fund Operating Expenses(2)	1.05%	1.08%	1.23%	1.48%	1.78%
Expense Reimbursement	(.16%)	(.05%)	(.09%)	(.05%)	(.26%)
Total Annual Fund Operating Expenses after Expense Reimbursemen(3)(4)	.89%	1.03%	1.14%	1.43%	1.52%
(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through February 28, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .89%, 1.03%, 1.14%, 1.43% and 1.52% for Classes S, Y, L, A and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$91	$318	$564	$1,268
Class Y	$105	$339	$591	$1,313
Class L	$116	$381	$667	$1,481
Class A	$712	$1,011	$1,332	$2,238
Class N	$258	$535	$940	$2,073
Class N (no redemption)	$155	$535	$940	$2,073

–  70  –

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities, including American Depositary Receipts (“ADRs”), and can invest in any country, including emerging market countries. (The Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan.) The Fund is not required to allocate its investments in any set percentages to any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries. The Fund does not limit its investments to companies in a particular market capitalization range, but currently focuses on common stocks of mid- and large-cap companies. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. The Fund may from time to time engage in derivatives strategies in pursuing its investment objective. The Fund may hold a portion of its assets in cash.

In selecting securities for the Fund, the subadviser, OppenheimerFunds, Inc. (“OFI”), uses fundamental analysis to identify companies that it believes have high growth potential, based on its analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the position of the company within the industry of which the issuer is part. OFI also evaluates factors affecting particular industries, market trends and general economic conditions. OFI seeks broad portfolio diversification in different companies and countries to help moderate the special risks of foreign investing. OFI seeks companies that are growth oriented, with strong competitive positions, and high demand for their products and services. OFI may at times seek to find companies with cyclical opportunities in the business cycle by identifying sectors or industries that it believes may benefit from these opportunities and companies that may benefit from growth trends at attractive valuations. OFI also considers the effect of worldwide trends on the growth of various business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, mass affluence and demographic changes. OFI may sell securities for the Fund if, in its judgment, the securities no longer appear attractive based on the above considerations.

Although OFI may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund or on the basis of any other factors it may in its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

–  71  –

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’05,	9.57%	Lowest Quarter:	4Q ’08,	-	22.19%

–  72  –

Average Annual Total Returns

(For the periods ended December 31, 2009)

		One Year	Five Years	Since Inception (12/31/04)
Class S	Return Before Taxes	-41.13%		-4.32%

	Return After Taxes on Distributions	-41.50%		-4.90%

	Return After Taxes on Distributions and Sale of Fund Shares	-25.93%		-3.36%

Class Y	Return Before Taxes	-41.21%		-4.46%
Class L	Return Before Taxes	-41.26%		-4.56%
Class A+	Return Before Taxes	-44.83%		-6.23%
Class N+	Return Before Taxes	-42.06%		-4.95%
MSCI World Index (reflects no deduction for fees or expenses)		-40.71%		-3.99%	(1)
(1)	From 1/3/05
+	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: OppenheimerFunds, Inc. (“OFI”)

Portfolio Manager: Rajeev Bhaman

Mr. Bhaman is a Senior Vice President of OFI. He has managed the Fund since [        ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

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MassMutual Premier International Equity Fund (Class N shares not currently available)

INVESTMENT OBJECTIVE

This Fund seeks to achieve a high total rate of return over the long term by investing in a diversified portfolio of foreign and domestic equity securities.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.85%	.85%	.85%	.85%	.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.23%	.26%	.41%	.41%	.46%
Total Annual Fund Operating Expenses(2)(3)	1.08%	1.11%	1.26%	1.51%	1.81%
(1)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$110	$343	$595	$1,317
Class Y	$113	$353	$612	$1,352
Class L	$128	$400	$692	$1,523
Class A	$720	$1,025	$1,351	$2,273
Class N	$287	$569	$980	$2,127
Class N (no redemption)	$184	$569	$980	$2,127

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign issuers. Under normal circumstances, the Fund invests at least 80% of its net assets in stocks traded primarily in foreign markets. The Fund may invest in emerging markets as well as in developed markets throughout the world. From time to time, the Fund may place greater emphasis on investing in one

–  74  –

or more particular regions (such as Asia, Europe, or Latin America).

The Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges, including stocks of small- to mid-sized companies. Equity securities in which the Fund invests may include common stocks, depositary receipts, preferred stocks, securities convertible into common or preferred stock, rights and warrants. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may hold a portion of its assets in cash.

The Fund’s subadviser, OFI Institutional Asset Management, Inc. (“OFI Institutional), generally emphasizes investments in common stocks of issuers that it considers to be “growth” companies. OFI Institutional evaluates investment opportunities on a company-by-company basis to identify companies that it believes have high growth potential using a “bottom up” investment approach. This approach includes fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations and product development, as well as its position in its industry. OFI Institutional also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include mass affluence, new technologies, restructuring and aging. In seeking diversification of the Fund’s portfolio, OFI Institutional currently focuses on the following factors, which may vary in particular cases and may change over time:

•	companies that enjoy a strong competitive position and high demand for their products or services;

•	companies with accelerating earnings growth and cash flow; and

•	diversity among companies, industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility.

Although the subadviser may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Geographic Focus Risk When a Fund focuses investments on a particular geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in that region, and

–  75  –

could be more volatile than the performance of more geographically diversified funds.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance(1)

Class S Shares

Highest Quarter:	4Q ’99,	39.46%	Lowest Quarter:	3Q ’02,	-	29.46%

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Average Annual Total Returns(1)

(For the periods ended December 31, 2009)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	-43.13%	2.11%	2.45%

	Return After Taxes on Distributions	-43.75%	1.78%	1.49%

	Return After Taxes on Distributions and Sale of Fund Shares	-27.05%	1.94%	1.85%

Class Y	Return Before Taxes	-43.14%	2.09%	2.43%
Class L(2)	Return Before Taxes	-43.25%	1.94%	2.25%
Class A(3)	Return Before Taxes	-46.61%	0.48%	1.41%
Class N(4)	Return Before Taxes	-44.04%	1.39%	1.70%
MSCI EAFE Index (reflects no deduction for fees or expenses)		-43.38%	1.66%	0.80%
(1)	The performance information shown for periods prior to November 1, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.
(2)	Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares adjusted to reflect Class L expenses.
(3)	Performance for Class A shares of the Fund reflects any applicable sales charge.
(4)	Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: OFI Institutional Asset Management, Inc. (“OFI Institutional”)

Portfolio Manager: George R. Evans

Mr. Evans is a Senior Vice President of OFI Institutional. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  77  –

MassMutual Premier Focused International Fund

INVESTMENT OBJECTIVE

The Fund seeks long term capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.90%	.90%	.90%	.90%	.90%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.22%	.32%	.47%	.47%	.62%
Acquired Fund Fees and Expenses(1)	.01%	.01%	.01%	.01%	.01%
Total Annual Fund Operating Expenses(2)(3)	1.13%	1.23%	1.38%	1.63%	2.03%
(1)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$115	$359	$622	$1,375
Class Y	$125	$390	$676	$1,489
Class L	$140	$437	$755	$1,657
Class A	$731	$1,060	$1,411	$2,397
Class N	$309	$637	$1,093	$2,358
Class N (no redemption)	$206	$637	$1,093	$2,358

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund normally invests a minimum of 90% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants, as well as depositary receipts and exchange traded funds. The Fund may invest in developed and emerging markets, however will

–  78  –

typically invest in a minimum of 30 issuers organized, headquartered or having a substantial portion of their assets in or deriving a substantial portion of their revenues from countries appearing in the Morgan Stanley Capital International Europe Australasia Far East Index (the “EAFE Index”). The Fund will normally invest no more than 10% of its net assets in options, warrants, convertible securities and fixed income securities. The Fund may also invest in derivatives in pursuing its investment objective. The Fund may hold a portion of its assets in cash.

The subadviser, Baring International Investment Limited (“Baring”), generally seeks to invest such that a country’s or region’s percentage weight or currency weight within the Fund will not vary from its EAFE Index weighting by more than the following percentages:

•

Europe ex-UK—EAFE Index +/- 25% (i.e. if the EAFE Index weighting for this bloc is 40%, the Fund will invest no less than 15% and no more than 65% of its total assets in the countries within such bloc);

•	United Kingdom; Japan—EAFE Index +/- 20%, respectively;

•	Australia—EAFE Index +/- 15%; and

•	Other Pacific Basin Countries—EAFE Index +/- 12%, respectively.
•	Other countries (including Non-EAFE) – EAFE Index +/- 12%, respectively.

The Fund may invest up to 10% of its total assets in equity securities of a single issuer. Under normal circumstances, the Fund will not hold more than 10% of its total assets in cash (other than short-term cash positions resulting from subscriptions or redemptions made by Fund shareholders). Under normal circumstances, the Fund may hedge no more than 10% of its total assets into U.S. dollars (other than in connection with subscriptions or redemptions made by Fund shareholders). Investments in U.S. dollar denominated securities of issuers included within the EAFE Index will not be included in the calculation of the foregoing limitation. Baring may, but will not necessarily, employ hedging techniques, including cross hedging, to limit currency risk (both against the U.S. dollar and against the EAFE Index). Baring may actively manage currencies for hedging purposes or to seek to add value through currency exposures independent of stock and benchmark considerations. Baring generally will not initiate sales of currencies in forward markets in excess of 15% of the Fund’s value.

In selecting investments for the Fund, Baring employs a “growth at a reasonable price” investment philosophy, seeking to identify companies with unrecognized growth and earnings surprise. Baring’s investment process is driven by fundamental research and analysis of stocks, sectors and countries. Baring may sell a security for the Fund if, for example, in its judgment, it meets long-term price targets, is not meeting fundamental expectations, or is no longer consistent with the view Baring has for the economic or investment cycle.

Although Baring may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

–  79  –

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Geographic Focus Risk When a Fund focuses investments on a particular geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in that region, and could be more volatile than the performance of more geographically diversified funds.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

–  80  –

Annual Performance

Class S Shares

Highest Quarter:	4Q ’06,	13.13%	Lowest Quarter:	3Q ’08,	-	22.10%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Since Inception (12/01/05)
Class S	Return Before Taxes	-41.60%	-2.12%

	Return After Taxes on Distributions	-41.59%	-2.38%

	Return After Taxes on Distributions and Sale of Fund Shares	-26.78%	-1.67%

Class Y	Return Before Taxes	-41.68%	-2.19%
Class L	Return Before Taxes	-41.80%	-2.34%
Class A+	Return Before Taxes	-45.23%	-4.41%
Class N+	Return Before Taxes	-42.64%	-2.87%
MSCI EAFE Index (reflects no deduction for fees or expenses)		-43.38%	-5.78%
+	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Baring International Investment Limited (“Baring”)

Portfolio Manager: David Bertocchi

Mr. Bertocchi is a Divisional Director of Baring and the member of Baring’s Global Equity Group who holds primary responsibility for managing the Fund. He has managed the Fund since [        ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

–  81  –

MassMutual Premier Strategic Emerging Markets Fund (Class N shares not currently available)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class in the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	1.05%	1.05%	1.05%	1.05%	1.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.54%	.64%	.79%	.79%	.84%
Acquired Fund Fees and Expenses(1)	.01%	.01%	.01%	.01%	.01%
Total Annual Fund Operating Expenses(2)	1.60%	1.70%	1.85%	2.10%	2.40%
Expense Reimbursement	(.44%)	(.44%)	(.44%)	(.44%)	(.44%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)(4)	1.16%	1.26%	1.41%	1.66%	1.96%
(1)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through February 28, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.15%, 1.25%, 1.40%, 1.65% and 1.95% for Classes S, Y, L, A and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$118	$462
Class Y	$128	$493
Class L	$144	$539
Class A	$734	$1,155
Class N	$302	$707
Class N (no redemption)	$199	$707

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

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reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in investments tied economically to emerging market countries. The Fund defines an emerging market country as one whose economy or markets are generally considered emerging or developing, and is not classified as a developed country according to the Morgan Stanley Capital International Barra Index. The Fund considers an investment to be tied economically to an emerging market country if it is headquartered, trades on an exchange or has a substantial portion of its assets in, or derives a substantial portion of its revenues from, emerging market countries. The subadviser, Baring International Investment Limited (“Baring”), determines the universe of emerging market countries in which to invest, and this list may change from time to time based on Baring’s assessment of a country’s suitability for investment. Currently, Baring expects the Fund to invest in some or all of the following emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Fund may hold a portion of its assets in cash.

The Fund will invest primarily in equity securities, equity-based derivatives and other securities and instruments, whose values are based on stock prices. Equity securities may include common stocks, preferred stocks and rights and warrants. The Fund also may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and exchange traded funds. The Fund will generally invest a substantial portion of its assets in large-cap companies, but may at times invest to a greater extent in small- to mid-cap companies, the share prices of which may be more volatile than those of large-cap companies. The Fund will generally emphasize investments in growth companies. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may, but will not necessarily, employ hedging techniques, including cross hedging, in order to hedge foreign currency exposure. The Fund may enter into foreign currency forward contracts, warrants or options. Baring generally expects to hedge less than 30% of the Fund’s absolute currency risk. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund.

In selecting investments for the Fund, Baring employs a “growth at a reasonable price” investment philosophy, seeking to identify companies with unrecognized growth and earnings surprise. Baring’s investment process is driven by fundamental research and analysis of stocks, sectors and countries. Baring may sell a security for the Fund if, for example, in its judgment, it meets long-term price targets, is not meeting fundamental expectations, or is no longer consistent with the view Baring has for the economic or investment cycle.

Although the subadviser may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or counterparty will be unable or unwilling to honor its obligations.

Derivatives Risk; Futures Contract Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition,

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fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Non-diversification Risk Because the Fund may invest its assets in a more limited number of issuers than a diversified fund, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were diversified.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC stocks may be more volatile than exchange-listed stocks, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for stocks of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that it securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for its first full year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

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Annual Performance

Class S Shares

chart to come

Highest Quarter:	[ ] ’09,	[ ]%	Lowest Quarter:	[ ] ’09,	[ ]%

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Since Inception (11/03/08)
Class S	Return Before Taxes	-41.60%	-2.12%

	Return After Taxes on Distributions	-41.59%	-2.38%

	Return After Taxes on Distributions and Sale of Fund Shares	-26.78%	-1.67%

Class Y	Return Before Taxes	-41.68%	-2.19%
Class L	Return Before Taxes	-41.80%	-2.34%
Class A+	Return Before Taxes	-45.23%	-4.41%
Class N+	Return Before Taxes	-42.64%	-2.87%
MSCI EM Index (reflects no deduction for fees or expenses)		-43.38%	-5.78%
+	Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company (“MassMutual”)

Subadviser: Baring International Investment Limited (“Baring”)

Portfolio Managers:

James Syme is the Head of Baring’s Global Emerging Markets Equities Team. He has managed the Fund since [        ].

Paul Wimborne has managed the Fund since [        ].

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (if available).

DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions received from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to find out more information about the compensation it may receive in connection with your investment.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies

Changes to Investment Objectives and Strategies. Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) without shareholder approval.

Note Regarding Percentage Limitations. All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. References in the discussion of these Funds’ investment policies to 80% of a Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by the Fund for investment purposes.

Credit Ratings. Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical ratings organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.

Temporary Defensive Positions. At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Portfolio Turnover. Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.

Other Investments. A Fund may hold investments that are not included in its principal investment strategies. Many of these investments are described in the Statement of Additional Information (“SAI”). A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do so.

Risk of Substantial Redemptions. If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s net asset value (“NAV”) per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

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Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Summary of Principal Risks

The Funds, by themselves, generally are not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks”. These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

The SAI contains further information about the Funds, their investments and their related risks.

•	Cash Position Risk

A Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. A Fund’s investment adviser or subadviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Funds’ net assets. To the extent a Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

•	Convertible Securities Risk

Convertible securities are debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock, and so are subject to the risks of investments in both debt securities and equity securities. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities tend to decline as interest rates rise. In addition, because of the conversion feature, the market values of convertible securities tend to vary with fluctuations in the market values of the underlying preferred and common stocks. A Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

•	Credit Risk

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, repurchase agreement, or reverse repurchase agreement, or securities loan or other over-the-counter transaction, will be, or will be perceived to be, unable or unwilling to make timely principal, interest, and/or settlement payments, or otherwise to honor its obligations. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer’s securities. Credit risk is particularly significant for Funds to the extent they invest in below investment grade securities. Credit risk is also generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not

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reflect an assessment of an investment’s volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

•	Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.

•	Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly

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valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the relevant assets, rates, or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

•

Futures Contract Risk.  A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or level of interest rate. A Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable.

•	Dollar Roll and Reverse Repurchase Transaction Risk

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. Both types of transactions create leverage. Whenever a Fund enters into a dollar roll or reverse repurchase transaction, it segregates on the books of its custodian liquid assets whose value equals or exceeds the amount of the forward commitment or repurchase obligation on a daily basis. It may be difficult or impossible for a Fund to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counter-party, and the Fund may not be able to purchase the securities or other assets subject to the transaction.

•	Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial

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reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.

•	Fixed Income Securities Risk

The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

•

Extension Risk.  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

•

Prepayment Risk.  Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

•

Interest Rate Risk.  The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

•	Foreign Investment Risk

Investments in foreign securities entail a variety of risks. Funds investing in foreign securities and instruments may experience more rapid and extreme changes in value than funds that invest solely in U.S. companies. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund’s investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

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In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities.

In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

Some Funds may also invest in foreign securities known as depositary receipts, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

•	Geographic Focus Risk

When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

•	Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Indexing Risk

There are several reasons index why an index Fund’s performance may not track the performance of the relevant index exactly. For example, the return on the securities and other investments selected by the investment adviser or subadviser may not correlate precisely with the return on the index. The Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of securities purchased by the investment adviser or subadviser, or futures or other derivative positions taken by the investment adviser or subadviser, to replicate the performance of the index may not correlate precisely with the return on the index.

•	Leveraging Risk

The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. A Fund may create leverage by borrowing money (through traditional borrowings or by means of so-called reverse repurchase agreements); certain transactions, including, for example, when-issued, delayed-

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delivery and forward commitment purchases, loans of portfolio securities, repurchase agreements (or reverse repurchase agreements), and the use of some derivatives, can also result in leverage. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of a Fund’s investment portfolio, any leverage will decrease (or increase) the NAV per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at favorable prices or times. The ability of a Fund to dispose of such illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV.

•	Lower-Rated Fixed Income Securities Risk

Lower-rated fixed income securities, which are also known as “junk bonds,” and comparable unrated securities in which a Fund may invest, have speculative characteristics. The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Lower rated fixed income securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. Some lower-rated fixed income securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or subadviser’s investment analysis than would be the case if the Fund was investing in securities in the higher rating categories. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

•	Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s abilities to achieve it investment

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objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund.

•	Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance.

•

Equity Markets Risk.  Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

•	Mortgage and Asset-Backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk (as described under “Credit Risk” and under “Valuation Risk” and “Liquidity Risk”). Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal

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on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell.

The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

•	Non-Diversification Risk

A “non-diversified” mutual fund may purchase larger positions in a smaller number of issuers than may a diversified mutual fund. Therefore, an increase or decrease in the value of the securities of a single issuer may have a greater impact on the Fund’s NAV.

•	Over-the-Counter Risk

Securities traded in over-the- counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which a Fund pays as part of the purchase price. Transactions effected in the over-the-counter markets are not backed by the credit of an exchange or clearing house, and are subject to the risk that a Fund’s counterparty will not perform its obligations to the Fund.

•	Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

•	Risk of Investment in other Funds or Pools

A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (ETFs), that are advised by the Fund’s investment adviser or subadviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company, the Fund, and indirectly that Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, a Fund will seek to invest in the class with the lowest

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expenses to the Fund, although there is no guarantee that it will be able to do so. The underlying funds may change their investment objectives or policies without the approval of a Fund. If an underlying fund were to change its investment objective or policies, a Fund may be forced to withdraw its investment from the underlying fund at a disadvantageous time. To the extent that a Fund invests a significant portion of its assets in an underlying fund, it will be particularly sensitive to the risks associated with that underlying fund. Underlying funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater adverse impact on the underlying fund’s NAV.

In managing the Fund, the Fund’s investment adviser or subadviser will have authority to select and substitute underlying funds. The Fund’s investment adviser or subadviser may be subject to a potential conflict of interest in determining whether to invest in an underlying fund managed by the investment adviser or subadviser or an affiliate, or in a pool managed by an unaffiliated manager, and may have an economic or other incentive to select the pool managed by it or its affiliate over another pool that may be more appropriate for the Fund. A Fund’s investment adviser or subadviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to them by some underlying funds may be higher than the fees paid to them by the Fund or by other funds available for investment by the Fund. A Fund’s investment adviser or subadviser or an affiliate may receive fees from underlying funds which they advise or sub-advise, in addition to fees paid to the investment adviser or subadviser by the Fund, and therefore may have an incentive to invest the Fund’s assets in such funds. Similarly, the investment adviser or subadviser have a financial incentive to invest the Fund’s assets in affiliated underlying funds with higher fees than other affiliated and unaffiliated funds available for investment by the Fund. Furthermore, the investment adviser or subadviser may have an incentive to take into account the effect on an underlying fund in which a Fund may invest in determining whether, and under what circumstances, to purchase or sell interests in the pool; the interests of the underlying fund or pool may or may not be consistent with those of the Fund.

•	Securities Loans and Repurchase Agreement Risk

A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy, as a way to recognize additional current income on securities that it owns.

•	Smaller and Mid-Cap Company Risk

Smaller companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. The securities of smaller companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Although mid-cap companies are larger than smaller companies, they may be subject to many of the same risks.

•	U.S. Government Securities Risk

U.S. Government securities include a variety of securities that differ in their interest rates,

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maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Although Fannie Mae and Freddie Mac are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. Investments in these securities are also subject to interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

•	Valuation Risk

Due to the nature of some Fund’s investments and the market environment, a portion of a Fund’s assets may be valued at fair value pursuant to guidelines established by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon sale of a security. In addition, to the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

•	Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser believes to be their fundamental value. The Funds bear the risk that the price of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated their fundamental value or that it may take a substantial period of time to realize that value.

•	When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk

The Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by a Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

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Management of the Funds

Investment Adviser

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2009, MassMutual, together with its subsidiaries, had assets under management of approximately $[363] billion.

In 2009, each Fund paid MassMutual an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .35% for the Money Market Fund, .40% for the Short-Duration Bond Fund, .48% for the Inflation-Protected and Income Fund, .48% for the Core Bond Fund, .50% for the Diversified Bond Fund, .50% for the High Yield Fund, .60% for the International Bond Fund, .48% for the Balanced Fund, .50% for the Value Fund, .50% for the Enhanced Index Value Fund, .50% for the Enhanced Index Core Equity Fund, .65% for the Main Street Fund, .65% for the Capital Appreciation Fund, .50% for the Enhanced Index Growth Fund, .80% for the Discovery Value Fund, .58% for the Main Street Small Cap Fund, .58% for the Small Company Opportunities Fund, .80% for the Global Fund, ..85% for the International Equity Fund, .90% for the Focused International Fund and 1.05% for the Strategic Emerging Markets Fund.

A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ semi-annual report to shareholders dated April 30, 2009.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for each share class of the Funds are .0144% to .1800% for Class S shares; .0644% to .2468% for Class Y shares; .2144% to .3968% for Class L and Class A shares; and .2644% to .4568% for Class N shares.

Subadvisers and Portfolio Managers

MassMutual Contracts with the following subadvisers to help manage the Funds:

Babson Capital Management LLC (“Babson Capital”), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 1500 Main Street, Springfield, Massachusetts 01115 and at 470 Atlantic Avenue, Boston, Massachusetts 02110, manages the investments of the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Enhanced Index Value Fund, Enhanced Index Core Equity Fund and Enhanced Index Growth Fund. Babson Capital has provided investment advice to individual and institutional investors for more than 60 years and had assets under management as of December 31, 2009 of more than $[98] billion.

William M. Awad III

is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Awad is a Chartered Financial Analyst with over 21 years of industry experience. Prior to joining Babson Capital in 2001, Mr. Awad was Senior Vice President and Fixed Income Portfolio Manager, and Vice President and Head of Fixed Income Trading at Fleet Investment Advisors.

Chris C. Cao

is a member of Babson Capital’s Quantitative Management Equity Team. Mr. Cao shares primary responsibility for managing the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the Core Equity Segment of the Balanced Fund. Mr. Cao, a Chartered Financial Analyst, has over 11 years of industry experience. Prior to joining Babson Capital in 2001, Mr. Cao was employed by Aeltus Investment Management and more recently at INVESCO.

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Ronald E. Desautels

is a member of Babson Capital’s Fixed Income Team and shares principal responsibility for the day-to-day management of the Short-Duration Bond Fund and the Inflation-Protected and Income Fund. Mr. Desautels has managed these Funds since inception. Mr. Desautels is a Chartered Financial Analyst and has over 32 years of experience. Prior to joining Babson Capital in 1985, Mr. Desautels served as an Assistant Investment Officer at Travelers Insurance Company.

Michael F. Farrell

shares primary responsibility for managing the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the Core Equity Segment of the Balanced Fund. He is also responsible for the asset allocation for the Balanced Fund. Mr. Farrell, a Managing Director of Babson Capital, has over 22 years of experience and was recognized as one of the nations top 100 mutual fund managers by Barron’s in 2007 and 2006. Prior to joining Babson Capital in 2000, Mr. Farrell worked as an economist and quantitative portfolio manager at Aeltus Investment Management.

Jill A. Fields

is principally responsible for the day-to-day management of the High Yield Fund and the high yield segment of the Diversified Bond Fund. Ms. Fields, a Managing Director, joined Babson Capital in 1997. Prior to that, Ms. Fields was Director of Corporate Bond Research at The Hartford Life Insurance Group, where she was responsible for investment research, trading approval and credit risk management.

Mary Wilson Kibbe

is the Head of the Fixed Income Team and principally responsible for the management of all public fixed income trading for Babson Capital. Ms. Kibbe oversees the day-to-day management of the Money Market Fund and the Money Market Segment of the Balanced Fund and shares principal responsibility for the management of the Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Ms. Kibbe, a Managing Director of Babson Capital, has over 34 years of industry experience and has been associated with MassMutual since 1982.

David L. Nagle

is a member of Babson Capital’s Fixed Income Team primarily responsible for the day-to-day management of the Short-Duration Bond Fund, the Inflation-Protected and Income Fund, the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Nagle, a Chartered Financial Analyst, joined Babson Capital in 1986 has over 24 years of experience.

Charles S. Sanford

is a member of Babson Capital’s Fixed Income Team primarily responsible for the day-to-day management of the Short Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Sanford has over 16 years of industry experience and, prior to joining Babson Capital in 2004, was employed by Booz, Allen and Hamilton and BellSouth.

Douglas M. Trevallion, II

is a member of Babson Capital’s Fixed Income Team primarily responsible for the day-to-day management of the Short Duration Bond Fund, the Inflation-Protected and Income Fund, the Core Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Trevallion, a Chartered Financial Analyst, has over 20 years of industry experience. Prior to joining Babson Capital in 2000, Mr. Trevallion was employed at MassMutual.

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Baring International Investment Limited (“BIIL”), an indirect wholly-owned subsidiary of MassMutual, located at 155 Bishopsgate, London EC2M-3XY, manages the investments of the International Bond Fund, Focused International Fund and Strategic Emerging Markets Fund. BIIL is a direct subsidiary of Baring Asset Management Limited (together with its subsidiaries and Baring Asset Management, Inc., the “BAM Group”). As of December 31, 2009 the BAM Group managed approximately US$[33] billion on behalf of clients located around the world.

Portfolio construction for the Focused International Fund is the responsibility of the Global Equity Group — a team of five senior investors who represent the diverse skills required to construct EAFE portfolios. One of these five team members holds primary responsibility for this Fund:

David Bertocchi, CFA

is a manager of international equity portfolios. He is a past member of Barings European and UK equity teams. Mr. Bertocchi was appointed Divisional Director in 2004. He joined Baring Asset Management in 2000.

Dagmar Dvorak, CFA

is a portfolio manager of the International Bond Fund. Ms. Dvorak is a member of the Global Government High Alpha and Global Aggregate Portfolio Construction Groups and is responsible for the management of global bond and currency mandates and has research responsibilities for Scandinavian markets. She joined Baring Asset Management in 2007. Previously, Ms. Dvorak worked for Barclays where she was responsible for constructing fixed income model portfolios, and Deutsche Bank where she was responsible for the management of global bond portfolios. She started her career in Austria within the institutional investment management at Raiffeisen.

Harjeet Heer

is a portfolio manager of the International Bond Fund. Mr. Heer is the Head of the Global Aggregate Product and is responsible for managing and researching Government and Corporate bonds, as well as currencies. He joined Baring Asset Management as a Director in 2008. Previously, Mr. Heer worked for Credit Suisse Asset Management (“CSAM”) for twenty-two years. At CSAM, Mr. Heer managed Global Bond portfolios, was a member of the Global Interest Rate Group and Global Currency Committee and held the role of COO for Fixed Income in London.

James Syme, CFA

is a portfolio manager of the Strategic Emerging Markets Fund. Mr. Syme is the Head of Baring Asset Management’s Global Emerging Markets Equities Team, which covers 28 countries on 4 continents. He joined Baring Asset Management in October 2006 from SG Asset Management in London, where he spent a total of nine years and was Head of Global Emerging Markets Team for three years. Before joining SG Asset Management, Mr. Syme spent three years at Henderson Investors as an emerging markets portfolio manager.

Paul Wimborne

is a portfolio manager of the Strategic Emerging Markets Fund. Mr. Wimborne joined Baring Asset Management in October 2006 from Insight Investments where he ran the AA rated Global Emerging Markets Fund for over three years before the fund was closed and was responsible for stock selection and portfolio construction for the Asian Equity portfolios. Prior to Insight Investments, Mr. Wimborne worked in the Global Equities team at Rothschild Asset Management where he mainly covered the Latin American region, helping to manage the Latin American Funds.

OppenheimerFunds, Inc. (“OFI”), located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281, manages the investments of the Capital Appreciation Fund and Global Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2009, OFI managed assets of approximately $[144] billion.

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Marc L. Baylin

is the portfolio manager of the Capital Appreciation Fund. Mr. Baylin, a Chartered Financial Analyst, is a Vice President of OFI. Prior to joining OFI in September 2005, he was a Managing Director and lead Portfolio Manager on a large-cap growth strategy at JP Morgan Asset Management for three years. Prior to that, he was with T. Rowe Price Associates for nearly ten years.

Rajeev Bhaman

is the portfolio manager of the Global Fund. Mr. Bhaman, a Chartered Financial Analyst, has been a Senior Vice President of OFI since August 2004 and was previously a Vice President of OFI from January 1997 to July 2004.

OFI Institutional Asset Management, Inc. (“OFI Institutional”), located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281, manages the investments of the Value Fund, Main Street Fund, Discovery Value Fund, Main Street Small Cap Fund, Small Company Opportunities Fund and International Equity Fund. OFI Institutional is a wholly owned subsidiary of OppenheimerFunds, Inc. (“OFI”), a majority owned, indirect subsidiary of MassMutual. As of December 31, 2009, OFI Institutional had approximately $[7] billion in assets under management.

John Damian

is the portfolio manager of the Discovery Value Fund and a co-portfolio manager of the Value Fund. Mr. Damian is a Vice President of OFI Institutional, which he joined in July 2006. Mr. Damian has been a Vice President and Portfolio Manager of OFI since 2001. Previously, he was a Senior Analyst/Director for Citigroup Asset Management since 1999 and prior to that was a Senior Research Analyst for Pzena Investment Management from 1997 to 1999.

George R. Evans

has been primarily responsible for the day-to-day management of the International Equity Fund since its inception. Mr. Evans, a Chartered Financial Analyst, is a Senior Vice President of OFI Institutional, which he joined in February 2007. Mr. Evans is a Senior Vice President and Portfolio Manager of OFI, which he joined in 1990. Prior to joining OFI, he was a Securities Analyst and Portfolio Manager at Brown Brothers Harriman & Company.

Manind Govil

is a co-portfolio manager of the Main Street Fund. Mr. Govil, a Chartered Financial Analyst, has been a Senior Vice President, the Main Street Team Leader and a portfolio manager of OFI Institutional since May 2009. Prior to joining OFI Institutional, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He served as the lead portfolio manager – large cap blend/core equity, co-head of equities and head of equity research, from 2001 to July 2005, and was lead portfolio manager – core equity, from April 1996 to July 2005, at Mercantile Capital Advisers, Inc.

Benjamin Ram

is a co-portfolio manager of the Main Street Fund. Mr. Ram has been a Vice President and portfolio manager of OFI Institutional since May 2009. Prior to joining OFI Institutional, Mr. Ram was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He was a financials analyst, from 2003 to 2005, and co-portfolio manager, from 2005 to 2006, at Mercantile Capital Advisers, Inc. Mr. Ram was a bank analyst at Legg Mason Securities from 2000 to 2003 and was a senior financial analyst at the CitiFinancial division of Citigroup, Inc. from 1997 to 2000.

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Raman Vardharaj

is a co-portfolio manager of the Main Street Small Cap Fund and the Small Company Opportunities Fund. Mr. Vardharaj, a Chartered Financial Analyst, has been a Vice President and portfolio manager of OFI Institutional since May 2009. Prior to joining OFI Institutional, Mr. Vardharaj was sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as quantitative analyst at The Guardian Life Insurance Company of America from 1998 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.

Mitch Williams

is a co-portfolio manager of the Value Fund. Mr. Williams, a Chartered Financial Analyst, has been a Vice President of OFI Institutional since July 2004. Mr. Williams has been a Vice President of OFI since July 2006 and was a Senior Research Analyst of OFI since April 2002. Previously, he was a Research Analyst for Evergreen Funds from 2000 to 2002 and a Senior Research Associate with Credit Suisse First Boston from 1999 to 2000.

Matthew P. Ziehl

is a co-portfolio manager of the Main Street Small Cap Fund and the Small Company Opportunities Fund. Mr. Ziehl has been a Vice President and portfolio manager of OFI Institutional since May 2009. Prior to joining OFI Institutional, Mr. Ziehl was a portfolio manager with RS Investment Management Co. LLC from October 2006 to May 2009 and served as a managing director at The Guardian Life Insurance Company of America from December 2001 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. From January 2001 to December 2001, he was a team leader and co-portfolio manager, from August 1999 to December 2000 co-portfolio manager, and from May 1998 to August 1999 a small-cap analyst with Salomon Brothers Asset Management, Inc. for small growth portfolios.

The Trust’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the Securities and Exchange Commission to permit MassMutual to change subadvisers or hire new subadvisers for a number of the Funds from time to time without obtaining shareholder approval (In the absence of that exemptive relief, shareholder approval might otherwise be required). Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a subadviser in a quick, efficient and cost-effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Fund’s investment objective and strategies. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MassMutual will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to the Money Market Fund, the Short-Duration Bond Fund, the Inflation-Protected and Income Fund, the Diversified Bond Fund, the International Bond Fund, the Balanced Fund, the Main Street Fund, the Capital Appreciation Fund, the Discovery Value Fund, the Main Street Small Cap Fund, the Global Fund, the International Equity Fund, the Focused International Fund and the Strategic Emerging Markets Fund.

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About the Classes of Shares – Class S, Y, L, A and N Shares

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the fund-by-fund information earlier in this Prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Each Class of shares of the Funds may also be purchased by the following Eligible Purchasers:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $50 million for Class S shares, $5 million for Class Y shares and $1 million for Class L shares.

Class S shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $50 million.

Additionally, shareholders of the Core Bond Fund who held shares of the Fund prior to October 31, 2004 may purchase Class S shares of the Core Bond Fund.

Class Y shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $5 million.

Additionally, shareholders of the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the High Yield Fund who held shares of those Funds prior to October 31, 2004 may purchase Class Y shares of the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the High Yield Fund, respectively.

Class L shares may also be purchased by:

•	Other institutional investors with assets generally in excess of $1 million.

Additionally, shareholders of the Value Fund who held shares of that Fund prior to October 31, 2004 may purchase Class L shares of the Value Fund.

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Class A and Class N shares may also be purchased by:

•	Individual retirement accounts described in Code Section 408;

•	Voluntary employees’ beneficiary associations described in Code Section 501(c)(9); and

•	Other institutional investors.

Additionally, shareholders of the Small Company Opportunities Fund who held shares of that Fund prior to October 31, 2004 may purchase Class A shares of the Small Company Opportunities Fund.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if MML Distributors, LLC (the “Distributor”) or MassMutual, as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Sales Charges by Class

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the NAV to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) /
Front-End Sales Charge (As a Percentage of Net Amount
Invested) / Concession (As a Percentage of Offering Price) for
Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%

Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
$25,000- $49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$50,000- $99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%
$100,000-$249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%
$250,000-$499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56%/ 2.00%
$500,000-$999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%
$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

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To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http:// www.massmutual.com/retire.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Premier Funds except the Money Market Fund.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0%, or .50% of purchases of $1 million or more, as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original NAV. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in NAV over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

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Sales Charge Waivers by Class

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more of any one or more of the Funds.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a portfolio manager of the Fund.

•	Class A shares of the Small Company Opportunities Fund sold to shareholders of the Small Company Opportunities Fund who held shares of that Fund prior to October 31, 2004.

Waivers of Class A and Class N Contingent Deferred Sales Charges

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in

[1]

The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A and Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Code.

•	Redemptions of Class A shares of the Small Company Opportunities Fund by shareholders of the Small Company Opportunities Fund who held shares of that Fund prior to October 31, 2004.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

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•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a present or former portfolio manager of the Fund.

Distribution Plans and Payments to Intermediaries

Shareholder and Distribution Fees.  Class S, Y, L and N shares of each Fund are purchased without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class S, Y and L shares do not have deferred sales charges or any Rule 12b-1 fees. Class A shares are sold at NAV per share plus an initial sales charge.

Distribution and Service (Rule 12b-1) Fees.  The Funds have adopted Rule 12b-1 Plans for Class A and Class N shares of the Funds.

Under the Class A Rule 12b-1 Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Service fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Class A Rule 12b-1 Plans for service fees will be paid to MassMutual, through the Distributor, and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor may retain a portion of these fees or may pay the full amount to brokers or other intermediaries. MassMutual may pay any Class A Rule 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Under the Class N Rule 12b-1 Plans, each Fund pays the Distributor an annual distribution fee of .25%. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses. Each Fund also pays .25% in service fees to MassMutual, through the Distributor, each year under the Class N Rule 12b-1 Plans. Service fees may be paid to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. MassMutual or the Distributor, as the case may be, may retain a portion of the fees described above or may pay the full amount to brokers or other financial intermediaries.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of Rule 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S, Class Y, Class L, Class A or Class N shares. This compensation is paid by MassMutual from its own assets. The payments on account of Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the

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Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S, Class Y or Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees”. Annual compensation paid on account of Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of shares of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and
MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•

Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their NAV plus any initial sales charge that applies (see “Determining Net Asset Value” below). Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order (generally within one Business Day) and can suspend purchases if it is in their best interest. A “Business Day” is every day the New York Stock Exchange (“NYSE”) is open.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

Generally, you can exchange shares of one Fund for the same class of shares of another Fund, except in those cases when exchanges are not permitted, as described below in “Placing Transaction Orders—For Shareholders holding shares of the Trust prior to November 1, 2004.” An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a

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purchase into any Fund (except the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund and International Bond Fund), however, will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 60 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchange purchases, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Placing Transaction Orders—For Shareholders holding shares of the Trust prior to November 1, 2004

Shareholders of the Trust who held their shares prior to November 1, 2004 (when the Trust’s name changed from The DLB Fund Group) and who previously placed transaction orders directly with the Trust through a DLB Fund Coordinator, will place trades by telephone or in writing directly with State Street Bank and Trust Company (“State Street”), the Trust’s Transfer Agent. With respect to shares received on November 1, 2004 by former DLB Fund Group investors, transaction orders are limited to purchases and redemptions. These shares may not be exchanged for shares of another Fund of the Trust.

Transaction Orders by Telephone

Transaction orders placed by telephone will only be accepted if an Application for Telephone Trading Privileges has been completed and returned to State Street. You may obtain an Application for Telephone Trading Privileges by contacting Shareholder Servicing at 877-766-0014. Persons electing to place transaction orders by telephone are able to do so through the following dedicated telephone number: MassMutual Premier Funds Transaction Line, 800-860-2232.

Transaction Orders in Writing

If you do not want to utilize telephone privileges, you may place your shareholder trades by sending written instructions to State Street. Transaction orders placed in writing should be addressed to State Street Bank and Trust Company, Attn: Transfer Agency Operations, PO Box 642, Boston, MA 02116-0642 and should include the following information:

•	A letter of instruction signed by an authorized signer of the account detailing the fund name, account number, and trade details; including the trade type (purchase or redemption), and the dollar or share amount. The trade will be processed upon receiving the request in good order.

•	The signature on the letter of instructions must be guaranteed by an acceptable financial institution (such as a bank, broker, or savings and loan association) as defined under Rule 17Ad-15 of the Securities Exchange Act of 1934. If your financial institution belongs to one of the medallion guarantee programs, it must use the actual “Medallion Guaranteed” stamp.

•	If applicable, a corporate resolution which states that the extract of the by-laws is true and complete and is in full force and effect.

•	The resolution must be signed by the secretary. It must have a corporate seal or state that no seal

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exists. If there is no seal, the corporate resolution must be signed by an authorized signer with a medallion guaranteed stamp and must be dated within sixty (60) days of presentment to State Street.

Frequent Trading Policies

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds do not accommodate excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account- related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

Determining Net Asset Value

Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE each day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The Funds will not price their shares on days when the NYSE is closed.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds, excluding the Money Market Fund, short-term debt securities are valued at either amortized cost or at original cost plus accrued interest. The Money Market Fund’s portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share NAV of $1.00. Shares of other mutual funds are valued at their closing NAVs as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and general market data.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such

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market quotations or valuations are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Trustees, and under the ultimate supervision of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the NYSE is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to guidelines established by the Trustees, and under the ultimate supervision of the Trustees.

The Funds’ valuation methods are more fully described in the SAI.

Taxation and Distributions

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a Fund that fails to distribute at least 98% of its ordinary income for a calendar year plus 98% of its capital gain net income recognized during the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) generally will be subject to a 4% excise tax on the undistributed amount.

Certain investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities invested in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends

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may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from the sale of capital assets held by a Fund for more than one year) are taxable as long-term capital gains in the hands of an investor whether distributed in cash or additional shares. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2011.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long- term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund, other than the Money Market Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first business day after the record date for the distribution, at the option of the shareholder.

The net income of the Money Market Fund, as defined below, is determined as of the normal close of trading on the NYSE on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of the Money Market Fund at the then current NAV, or in cash, at the option of the shareholder. For this purpose the net income of the Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

If the Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its NAV per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the Money Market Fund’s NAV per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the NAV returned to $1.00. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Any gain resulting from an exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the International Bond Fund, the Global Fund, the International Equity Fund, the Focused International Fund and the Strategic Emerging Markets Fund, however, generally will not be entitled to claim a credit or deduction with respect to such foreign taxes. Each of the International Bond Fund, the Global Fund, the International Equity Fund, the Focused International Fund and the Strategic Emerging Markets Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays, in which case a shareholder must include its share of

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those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

In general, dividends (other than capital gain dividends) paid by a Fund to a person who is not a “United States person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2010, a Fund generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Funds do not intend to make such dividend designations. Capital gain dividends generally will not be subject to withholding.

The discussion above is very general. Shareholders should consult their tax advisers for more information about the effect that an investment in a Fund could have on their own tax situations, including possible state, local and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MASSMUTUAL PREMIER MONEY MARKET FUND

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MASSMUTUAL PREMIER MONEY MARKET FUND

–  114  –

MASSMUTUAL PREMIER SHORT-DURATION BOND FUND

–  115  –

MASSMUTUAL PREMIER SHORT-DURATION BOND FUND

–  116  –

MASSMUTUAL PREMIER SHORT-DURATION BOND FUND

–  117  –

MASSMUTUAL PREMIER INFLATION-PROTECTED AND INCOME FUND

–  118  –

MASSMUTUAL PREMIER INFLATION-PROTECTED AND INCOME FUND

–  119  –

MASSMUTUAL PREMIER INFLATION-PROTECTED AND INCOME FUND

–  120  –

MASSMUTUAL PREMIER CORE BOND FUND

–  121  –

MASSMUTUAL PREMIER CORE BOND FUND

–  122  –

MASSMUTUAL PREMIER CORE BOND FUND

–  123  –

MASSMUTUAL PREMIER DIVERSIFIED BOND FUND

–  124  –

MASSMUTUAL PREMIER DIVERSIFIED BOND FUND

–  125  –

MASSMUTUAL PREMIER DIVERSIFIED BOND FUND

–  126  –

MASSMUTUAL PREMIER HIGH YIELD FUND

–  127  –

MASSMUTUAL PREMIER HIGH YIELD FUND

–  128  –

MASSMUTUAL PREMIER HIGH YIELD FUND

–  129  –

MASSMUTUAL PREMIER INTERNATIONAL BOND FUND

–  130  –

MASSMUTUAL PREMIER BALANCED FUND

–  131  –

MASSMUTUAL PREMIER BALANCED FUND

–  132  –

MASSMUTUAL PREMIER BALANCED FUND

–  133  –

MASSMUTUAL PREMIER VALUE FUND

–  134  –

MASSMUTUAL PREMIER VALUE FUND

–  135  –

MASSMUTUAL PREMIER VALUE FUND

–  136  –

MASSMUTUAL PREMIER ENHANCED INDEX VALUE FUND

–  137  –

MASSMUTUAL PREMIER ENHANCED INDEX VALUE FUND

–  138  –

MASSMUTUAL PREMIER ENHANCED INDEX VALUE FUND

–  139  –

MASSMUTUAL PREMIER ENHANCED INDEX CORE EQUITY FUND

–  140  –

MASSMUTUAL PREMIER ENHANCED INDEX CORE EQUITY FUND

–  141  –

MASSMUTUAL PREMIER ENHANCED INDEX CORE EQUITY FUND

–  142  –

MASSMUTUAL PREMIER MAIN STREET FUND

–  143  –

MASSMUTUAL PREMIER MAIN STREET FUND

–  144  –

MASSMUTUAL PREMIER MAIN STREET FUND

–  145  –

MASSMUTUAL PREMIER CAPITAL APPRECIATION FUND

–  146  –

MASSMUTUAL PREMIER CAPITAL APPRECIATION FUND

–  147  –

MASSMUTUAL PREMIER CAPITAL APPRECIATION FUND

–  148  –

MASSMUTUAL PREMIER ENHANCED INDEX GROWTH FUND

–  149  –

MASSMUTUAL PREMIER ENHANCED INDEX GROWTH FUND

–  150  –

MASSMUTUAL PREMIER ENHANCED INDEX GROWTH FUND

–  151  –

MASSMUTUAL PREMIER DISCOVERY VALUE FUND

–  152  –

MASSMUTUAL PREMIER DISCOVERY VALUE FUND

–  153  –

MASSMUTUAL PREMIER MAIN STREET SMALL CAP FUND

–  154  –

MASSMUTUAL PREMIER MAIN STREET SMALL CAP FUND

–  155  –

MASSMUTUAL PREMIER SMALL COMPANY OPPORTUNITIES FUND

–  156  –

MASSMUTUAL PREMIER SMALL COMPANY OPPORTUNITIES FUND

–  157  –

MASSMUTUAL PREMIER SMALL COMPANY OPPORTUNITIES FUND

–  158  –

MASSMUTUAL PREMIER GLOBAL FUND

–  159  –

MASSMUTUAL PREMIER GLOBAL FUND

–  160  –

MASSMUTUAL PREMIER GLOBAL FUND

–  161  –

MASSMUTUAL PREMIER INTERNATIONAL EQUITY FUND

–  162  –

MASSMUTUAL PREMIER INTERNATIONAL EQUITY FUND

–  163  –

MASSMUTUAL PREMIER INTERNATIONAL EQUITY FUND

–  164  –

MASSMUTUAL PREMIER FOCUSED INTERNATIONAL FUND

–  165  –

MASSMUTUAL PREMIER FOCUSED INTERNATIONAL FUND

–  166  –

MASSMUTUAL PREMIER STRATEGIC EMERGING MARKETS FUND

–  167  –

Performance for Similar Accounts

Similar account performance for Baring is provided solely to illustrate Baring’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the Funds managed by Baring. The Funds’ performance would have differed due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of Baring is no indication of future performance of any of the Funds. In addition, private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, are subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

MassMutual Premier International Bond Fund

Baring Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Baring for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier International Bond Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 13.62% for the quarter ended June 30, 2002 and the lowest was
-6.66% for the quarter ended March 31, 1999.

Baring Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2009)

The table compares Baring’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Baring Composite
Class S*	7.93%	4.69%	4.06%
Class Y*	7.87%	4.64%	4.01%
Class L*	7.71%	4.49%	3.85%
Class A*	2.34%	3.22%	3.10%
Class N*	6.13%	3.93%	3.30%

Citigroup Non-USD World Government Bond Index (reflects no deduction for fees, expenses or taxes)	10.11%	5.97%	5.59%

* Performance shown is a composite of all portfolios managed by Baring with substantially similar investment objectives, policies and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads.

The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The composite performance is provided solely to illustrate Baring’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Baring is not indicative of future performance of the Fund.

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MassMutual Premier Focused International Fund

Baring Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Baring for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Focused International Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 17.54% for the quarter ended June 30, 2003 and the lowest was
-22.77% for the quarter ended September 30, 2008.

Baring Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2009)

The table compares Baring’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year		Five Years	Since Inception (7/3/00)
Baring Composite
Class S*	-	40.57%	6.86%	0.77%
Class Y*	-	40.63%	6.82%	0.73%
Class L*	-	40.72%	6.68%	0.59%
Class A*	-	44.27%	5.20%	-0.34%
Class N*	-	42.12%	6.16%	0.05%

MSCI EAFE Index (reflects no deduction for fees or expenses)	-	43.38%	1.66%	-1.40%

* Performance shown is a composite of all portfolios managed by Baring with substantially similar investment objectives, policies and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The composite performance is provided solely to illustrate Baring’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Baring is not indicative of future performance of the Fund.

MassMutual Premier Strategic Emerging Markets Fund

Baring Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Baring for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Strategic Emerging Markets Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 27.62% for the quarter ended December 31, 2001 and the lowest was -25.91% for the quarter ended September 30, 2008.

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Baring Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2009)

The table compares Baring’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year		Five Years	Ten Years
Baring Composite
Class S*	-	49.03%	9.54%	6.96%
Class Y*	-	49.08%	9.44%	6.85%
Class L*	-	49.16%	9.27%	6.69%
Class A*	-	52.21%	7.72%	5.77%
Class N*	-	49.99%	8.69%	6.12%

MSCI EM Index (reflects no deduction for fees or expenses)	-	53.33%	7.66%	5.70%

* Performance shown is a composite of all portfolios managed by Baring with substantially similar investment objectives, policies and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The composite performance is provided solely to illustrate Baring’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Baring is not indicative of future performance of the Fund.

Index Descriptions

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index and the Barclays Capital U.S. Securitized Bond Index. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the universe of fixed rate, non-investment grade debt from corporate sectors. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Barclays Capital U.S. 1-3 Year Government Bond Index is an unmanaged index of U.S. government bonds with 1-3 years remaining to the scheduled payment of principal. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series – L) is an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing the performance of 3-month U.S. Treasury bills that reflects reinvestment of all distributions and changes in market prices. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Citigroup Non-USD World Government Bond Index is a widely recognized, unmanaged market-capitalization weighted index of debt securities of major foreign government bond markets excluding the U.S. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within each of the investment objective categories for the Balanced Fund. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

–  170  –

The Morgan Stanley Capital International, Inc. (MSCI) Emerging Markets (EM) Index is an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The Index does not reflect any deductions for fees or expenses and cannot be purchased directly by investors.

The Morgan Stanley Capital International, Inc. (MSCI) Europe, Australasia, Far East (EAFE) Index is a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

The Morgan Stanley Capital International, Inc. (MSCI) World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

The Russell Midcap Value Index is a widely recognized, unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 1000 Value Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 2500 Value Index is an unmanaged index representative of common stocks of small- and mid-capitalization U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

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MASSMUTUAL PREMIER FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the SAI. This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Premier Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Premier Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-08690.

MASSMUTUAL PREMIER FUNDS

1295 STATE STREET

SPRINGFIELD, MASSACHUSETTS 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL PREMIER FUNDS (THE “TRUST”) DATED MARCH 1, 2010, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF OCTOBER 31, 2009 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

Fund Name	Class S	Class Y	Class L	Class A	Class N
MassMutual Premier Money Market Fund	MKSXX	MKYXX	MKLXX	MKAXX
MassMutual Premier Short-Duration Bond Fund	MSTDX	MSBYX	MSTLX	MSHAX	MSDNX
MassMutual Premier Inflation-Protected and Income Fund	MIPSX	MIPYX	MIPLX	MPSAX	MIPNX
MassMutual Premier Core Bond Fund	MCBDX	MCBYX	MCBLX	MMCBX	MCBNX
MassMutual Premier Diversified Bond Fund	MDBSX	MDBYX	MDBLX	MDVAX	MDBNX
MassMutual Premier High Yield Fund	MPHSX	DLHYX	MPHLX	MPHAX	MPHNX
MassMutual Premier International Bond Fund	MMNSX	MMNYX	MMNLX	MMNAX	MMNNX
MassMutual Premier Balanced Fund	MBLDX	MBAYX	MMBLX	MMBDX	MMBNX
MassMutual Premier Value Fund	MVEDX	MCEYX	DLBVX	MCEAX	MCENX
MassMutual Premier Enhanced Index Value Fund	MEPSX	DENVX	MPILX	MEPAX	MPINX
MassMutual Premier Enhanced Index Core Equity Fund	MPESX	DLBQX	MPELX	MPEAX	MPENX
MassMutual Premier Main Street Fund	MMSSX	MMSYX	MMSLX	MSSAX	MMSNX
MassMutual Premier Capital Appreciation Fund	MCASX	MCAYX	MCALX	MACAX	MCANX
MassMutual Premier Enhanced Index Growth Fund	MPGSX	DEIGX	MPGLX	MPGAX	MPGNX
MassMutual Premier Discovery Value Fund	MUPSX	MUPYX	MUPLX	MUPAX	MUPNX
MassMutual Premier Main Street Small Cap Fund	MPVSX	MPUYX	MPULX	MPUAX	MPUNX
MassMutual Premier Small Company Opportunities Fund	MSCDX	MSVYX	MSCLX	DLBMX	MSCNX
MassMutual Premier Global Fund	MGFSX	MGFYX	MGFLX	MGFAX	MGFNX
MassMutual Premier International Equity Fund	MIEDX	MYIEX	MIELX	MMIAX	MIENX
MassMutual Premier Focused International Fund	MOUSX	MOUYX	MOULX	MOUAX	MOUNX
MassMutual Premier Strategic Emerging Markets Fund	MPSMX	MPEYX	MPLSX	MPASX	MPNSX

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated March 1, 2010

GENERAL INFORMATION

MassMutual Premier Funds (the “Trust”) is a professionally managed, open-end investment company. This SAI describes the following twenty-one separate series of the Trust: (1) MassMutual Premier Money Market Fund (“Money Market Fund”), (2) MassMutual Premier Short-Duration Bond Fund (“Short-Duration Bond Fund”), (3) MassMutual Premier Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”), (4) MassMutual Premier Core Bond Fund (“Core Bond Fund”), (5) MassMutual Premier Diversified Bond Fund (“Diversified Bond Fund”), (6) MassMutual Premier High Yield Fund (“High Yield Fund”), (7) MassMutual Premier International Bond Fund (“International Bond Fund”), (8) MassMutual Premier Balanced Fund (“Balanced Fund”), (9) MassMutual Premier Value Fund (“Value Fund”), (10) MassMutual Premier Enhanced Index Value Fund (“Enhanced Index Value Fund”), (11) MassMutual Premier Enhanced Index Core Equity Fund (“Enhanced Index Core Equity Fund”), (12) MassMutual Premier Main Street Fund (“Main Street Fund”), (13) MassMutual Premier Capital Appreciation Fund (“Capital Appreciation Fund”), (14) MassMutual Premier Enhanced Index Growth Fund (“Enhanced Index Growth Fund”), (15) MassMutual Premier Discovery Value Fund (“Discovery Value Fund”), (16) MassMutual Premier Main Street Small Cap Fund (“Main Street Small Cap Fund”), (17) MassMutual Premier Small Company Opportunities Fund (“Small Company Opportunities Fund”), (18) MassMutual Premier Global Fund (“Global Fund”), (19) MassMutual Premier International Equity Fund (“International Equity Fund”), (20) MassMutual Premier Focused International Fund (“Focused International Fund”) and (21) MassMutual Premier Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of twenty-one separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is Massachusetts Mutual Life Insurance Company (“MassMutual”). The investment subadviser for the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Enhanced Index Value Fund, Enhanced Index Core Equity Fund and Enhanced Index Growth Fund is Babson Capital Management LLC (“Babson Capital”), located at 470 Atlantic Avenue, Boston, Massachusetts 02110 and 1500 Main Street, Springfield, Massachusetts 01115. The investment subadviser for the Value Fund, Main Street Fund, Discovery Value Fund, Main Street Small Cap Fund, Small Company Opportunities Fund and International Equity Fund is OFI Institutional Asset Management, Inc. (“OFI Institutional”), located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281. The investment subadviser for the Capital Appreciation Fund and the Global Fund is OppenheimerFunds, Inc. (“OFI”), located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281. The investment subadviser for the International Bond Fund, Focused International Fund and Strategic Emerging Markets Fund is Baring International Investment Limited (“Baring”), located at 155 Bishopsgate, London EC2M-3XY. Babson Capital, Baring, OFI and OFI Institutional are indirect subsidiaries of MassMutual.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

The following discussion elaborates on the presentation of each Fund’s investment policies contained in the Prospectus. Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

Money Market Fund

For so long as the Money Market Fund values its portfolio instruments on the basis of amortized cost (see “Valuation of Portfolio Securities”), its investments are subject to portfolio maturity, portfolio quality and portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act. The Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, generally must purchase instruments having remaining maturities of thirteen months (397 days) or less, and must invest only in United States dollar-denominated securities determined to be of high quality with minimal credit risks.

The Money Market Fund’s non-fundamental investment policy is that, at the time it acquires a security, it will invest at least 95% of its net assets in First Tier Securities and no more than 5% of its net assets in Second Tier Securities. A security qualifies as a First Tier Security if (a) two nationally recognized statistical rating organizations (“NRSROs”) have both given it their highest ratings, even if other NRSROs have rated it lower, or (b) one NRSRO has given it the highest rating, if the security has been rated by one NRSRO. In addition to Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc., (“Moody’s”) other NRSROs include: Duff & Phelps, Inc., Fitch Investors, Inc., IBCA Limited and IBCA, Inc. A Second Tier Security is one that is rated in the second highest rating category by one or more NRSROs. In certain circumstances, unrated securities may qualify as First or Second Tier Securities if the Fund’s investment adviser or subadviser determines that such securities are of comparable quality to First or Second Tier Securities. A rating or determination of comparable quality is no guarantee that a portfolio instrument will not decline in creditworthiness and/or value.

The Money Market Fund’s investment in certificates of deposit and bankers’ acceptances will be limited to obligations of banks having deposits of at least $1,000,000,000 at the time of purchase. The obligations of U.S. banks in which the Money Market Fund may invest include Eurodollar obligations of their foreign branches. In the case of foreign banks, the $1,000,000,000 deposit requirement will be computed using exchange rates in effect at the time of purchase.

Obligations of foreign issuers, including foreign branches of U.S. banks, will not be acquired if the Money Market Fund’s investment in such obligations would exceed in the aggregate 25% of its net assets. Foreign branches of U.S. banks and foreign banks may provide less public information and may not be subject to the same accounting, auditing and financial record-keeping standards as domestic banks.

The high quality debt instruments in which the Money Market Fund invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. While the Money Market Fund invests exclusively in First and Second Tier Securities, an investment in the Money Market Fund is not without risk. If the Money Market Fund disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. The Money Market Fund will reassess whether a particular security presents minimal credit risks in certain circumstances. For example, if a security ceases to be a Second Tier Security, the Money Market Fund would dispose of any such security as soon as practicable.

At present, obligations of United States agencies or instrumentalities which the Fund’s investment adviser or subadviser intends to purchase for the portfolio of the Money Market Fund include principally obligations of the Government National Mortgage Association (“GNMA”) (which are back by the full faith and credit of the United States) and obligations of the Federal National Mortgage Association, the Federal Farm Credit Banks, the Federal Home Loan Banks, and the Federal Home Loan Mortgage Corp. (which may be backed only by the credit of the issuer itself). Additionally, Babson Capital now intends to purchase Temporary Liquidity Guarantee Program (“TLGP”) securities for the portfolio of the Money Market Fund. These obligations are fully and unconditionally guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under the Debt Guarantee Program of the TLGP. Any debt issued under the TLGP will be treated as U.S. government exposure for purposes of determining issuer concentration levels in the Money Market Fund.

Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. Also, the Fund’s investment adviser and subadviser believe that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities that are not available to those who invest smaller sums less frequently. Certain of the Money Market Fund’s investment restrictions limit the percentage of the Fund’s assets that may be invested in certain industries or in securities of any issuer. Accordingly, if the Fund has relatively small net assets and net cash flow from sales and redemptions of shares, the Fund may be unable to invest in money market instruments paying the highest yield available at a particular time.

Borrowings

A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The SEC has taken the position that certain derivative transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as future contracts) and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.

Cash and Short-Term Debt Securities

Money Market Instruments Generally. The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. Some money market securities in which the Funds may invest are described below.

Bank Obligations. The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Cash, Short-Term Instruments and Temporary Investments. The Funds may hold cash or cash equivalents or invest in high quality money market instruments on an ongoing basis, among other reasons, to provide for expenses, to provide liquidity when there is an unexpected level of shareholder purchases or redemptions and so that an orderly investment program may be carried out in accordance with a Fund’s investment policies. In addition, in adverse market conditions, the Funds may invest in these short term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).

Commercial Paper and Short-Term Corporate Debt Instruments. The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Concentration Policy

For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.

Derivatives

General. Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price.

A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or a position in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.

A Fund may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

Currency Forward and Futures Contracts. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange.

Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Foreign Currency Swap Agreements. A Fund may invest in currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)

Financial Futures Contracts

A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).

A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price.

A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a stock index futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a stock index futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Margin Payments. When a Fund purchases or sells a financial futures contract, it is required to deposit with the broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.

When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Financial Futures Contracts and Related Options. Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.

Liquidity risks. Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell financial futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures contracts are used to hedge portfolio securities, such securities will not generally be sold until the financial futures contracts can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures contracts.

The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.

Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Swap Agreements and Options on Swap Agreements

A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps. A Fund may enter into swap transactions for any purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it will typically agree to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

A Fund also may enter into credit default swap agreements. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect exposure to the issuer or securities on which the swap is written. A Fund may enter into credit default swaps to hedge against interest rate or credit risks, or to earn additional income.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.

Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986 and the regulations thereunder

(the “Code”) may limit the Funds’ ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress have held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC is also investigating allegations of price manipulation in certain commodity markets. Some Members of Congress have introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While none of this regulatory or legislative activity has a direct, immediate effect upon the Funds, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if these or similar measures were to become law, they could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities to enhance investment performance and to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call options. A Fund may write call options on its securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.

A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.

In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Put options. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the

Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options. The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

Over-the-counter options. A Fund may purchase or sell over-the-counter (“OTC”) options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.

Rights and Warrants to Purchase Securities; Index Warrants; International. A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights are similar to warrants except that they typically have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund may also invest in equity-linked warrants. A Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, a Fund bears additional counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants generally have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Some Funds may make indirect investment in foreign equity securities, through international warrants, local access products, participation notes or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Funds may invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. Some Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly.

The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of derivative in which it might invest for any purpose.

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities

(collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.

The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but present an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured Investments

A structured investment is a security having a return tied to an underlying index or security or asset class. A Fund will typically invest in structured investments in order to obtain investment targeted investment exposures that are not available to it through investments directly in the securities underlying the structured investments.

Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.

In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.

Exchange Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. As a shareholder in an ETF, Fund shareholders would indirectly pay a portion of that ETF’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses. Investments in ETFs are subject to the limitations applicable to investments in other investment companies discussed below.

Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

Although the Funds may invest in investment grade securities, they may also invest in debt securities that are rated below investment grade or, if unrated, are considered by the Fund’s investment adviser or subadviser to be of comparable quality. Lower-grade debt securities, which also are known as “junk bonds”, may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce a Fund’s share prices and the income it earns.

As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value (“NAV”), but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Foreign Securities

Each Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European, “ “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (“ADRs”). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. In addition to ADRs, a Fund may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. Each of the Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

Illiquid Securities

Each Fund may invest not more than 15% (10% in the case of the Money Market Fund) of its net assets in “illiquid securities,” which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Such securities may be determined to be liquid by the Board, the investment adviser and/or the subadviser, if such determination by the investment adviser or subadviser is pursuant to Board approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The investment adviser or subadvisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

IPOs and Other Limited Opportunities

Some Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Loan Participations and Assignments

The purchase of loan participations and assignments entails special risks. A Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations and assignments will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan participation or assignment would adversely affect the income of the Fund and would likely reduce the value of its assets. Because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower. In addition to the other risks associated with investments in debt securities, participations and assignments involve the additional risk that the insolvency of any financial institution interposed between the Fund and the borrower could delay or prevent the flow of payments from the borrower on the underlying loan. A Fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

The borrower of a loan in which a Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a Fund may purchase a loan participation or assignment are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Certain loan participations or assignments acquired by a Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

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Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•

Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•

Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

•

Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment; provided that this provision does not apply, however, to any of the Funds relying on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act or applicable exemptive rules. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Fund’s investment adviser or subadviser, and subject to a Fund’s investment restrictions set forth in its Prospectus and this SAI, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses. This section shall not prevent a fund from investing its assets in money market funds in compliance with the 1940 Act.

Partly Paid Securities

These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

Pass-Through Securities

The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Funds may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. If applicable, a portfolio manager will consider estimated prepayment rates in calculation of the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

The Funds may also invest in Collateralized Loan Obligations, Collateralized Debt Obligations and Collateralized Bond Obligations.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Portfolio Management

The Funds’ investment adviser and subadvisers use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.

Portfolio Turnover

Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds (other than the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Core Bond Fund, the Diversified Bond Fund, the Main Street Small Cap Fund and the Small Company Opportunities Fund) expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of each Fund (other than the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Core Bond Fund, the Diversified Bond Fund, the Main Street Small Cap Fund and the Small Company Opportunities Fund) will generally not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the investment adviser or subadviser currently anticipates for these Funds. The investment adviser or subadviser will make changes to the Enhanced Index Core Equity Fund’s portfolio, the Enhanced Index Growth Fund’s portfolio, the Enhanced Index Value Fund’s portfolio, the Core Bond Fund’s portfolio, the Diversified Bond Fund’s portfolio, the Main Street Small Cap Fund’s portfolio and the Small Company Opportunities Fund’s portfolio whenever it believes such changes are desirable and, consequently, anticipates that each such Fund’s portfolio turnover may be high. Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates are shown in the “Financial Highlights” section of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities. A Fund may enter into reverse repurchase agreements without limit up to the amount permitted under applicable law.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value, although this amount may change if applicable regulatory requirements change. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Funds are permitted to invest. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Funds may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of that Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice. The Funds may also call such loans in order to sell the securities involved. The Funds pay various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees. The terms of a Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

The investment of cash collateral delivered by a borrower pursuant to a loan is at the sole risk of the Fund in most cases. Investment of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

U.S. Government Securities

The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadvisers, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the

Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a confidentiality agreement as described below. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MassMutual or any affiliated person of the Fund or MassMutual on the other.

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadvisers are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadvisers’ policies, procedures and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

The Funds’ most recent portfolio holdings as of the end of February, May, August and November are available on http://www.massmutual.com/retire no earlier than 30 days after the end of each of these respective months. In addition, each Fund’s top ten holdings are made available in quarterly reports and on http://www.massmutual.com/retire as soon as possible after each calendar quarter-end. A Fund’s portfolio holdings may also be made available on http://www.massmutual.com/retire at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds’ investment adviser and subadvisers may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided above on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the Funds. These service providers include the Funds’ custodian and sub-administrator (State Street Bank and Trust Company), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Funds’ sub-advisers, and any pricing services employed by the Funds. The Funds may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.

Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that MassMutual or the relevant subadviser believes is reasonably necessary in connection with the services provided by the service provider receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

Each Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of that Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund.

(1) Each Fund may not, with the exception of the International Bond Fund and the Strategic Emerging Markets Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2) Each Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(3) Each Fund may not participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(4) Each Fund may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(5) Each Fund may not purchase commodities or commodity contracts, except to the extent that a Fund may enter into financial futures contracts, options, options on futures, and other financial transactions not involving physical commodities (see the Prospectus and “Additional Investment Policies—Derivatives” in this SAI).

(6) Each Fund may not make loans, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7) Each Fund may not concentrate its investments in any one industry, as determined by the Board of Trustees, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a) There is no limitation for securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(b) In the case of the Money Market Fund, there is no limitation in respect of certificates of deposit and bankers’ acceptances.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

In addition to the fundamental investment restrictions described above, the Board has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, each Fund:

(1) may not sell securities short, but reserves the right to sell securities short against the box.

(2) may not, invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MassMutual or the Subadviser pursuant to Board approved guidelines.

(3) may not, to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust or other series of registered open-end investment companies in the Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (2) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

MANAGEMENT OF THE TRUST

The Trust has a Board, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Fund, approve contracts and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Disinterested Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MassMutual, Babson Capital, Baring, OFI and OFI Institutional may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Nabil N. El-Hage	Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 51
Trustee since 2003
Trustee of 30 portfolios in fund complex

Professor of Management Practice (since 2005), Senior Lecturer (2003-2005), Harvard Business School; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers); Chairman (since 2006), Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Director (since 2007), Virtual Radiologic Corporation.

Maria D. Furman	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 56
Trustee since 2004
Trustee of 30 portfolios in fund complex

Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 58
Trustee since 2004
Trustee of 30 portfolios in fund complex

Senior Vice President, Genzyme Business Excellence Initiative (since 2009), President, Biosurgery (2003-2009), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation; Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Corine T. Norgaard	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 72
Trustee since 2004
Trustee of 32 portfolios in fund complex[1]

President (2004-2005), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford; Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Interested Trustee

Frederick C. Castellani[2]	Vice Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 63
Trustee since 2006
Trustee of 30 portfolios in fund complex

Retired; Executive Vice President (2001-2008), Senior Vice President (1996-2001), MassMutual; Senior Vice President (1993-1996), CIGNA (Investment and Retirement Services); Trustee and Vice Chairman (since 2006), Vice President (2006-2008), MML Series Investment Fund II (open-end investment company).

Principal Officers

John E. Deitelbaum	Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age: 41
Officer since 2006
Officer of 87 portfolios in fund complex

Corporate Vice President and Associate General Counsel (since 2007), Assistant Secretary (since 2008), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MML Series Investment Fund (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MML Series Investment Fund II (open-end investment company).

Michael C. Eldredge 1295 State Street Springfield, MA 01111 Age: 45 Officer since 2009 Officer of 87 portfolios in fund complex	Vice President of the Trust

Vice President (since 2008), MassMutual; Vice President (1998-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).

(1)	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC (“Babson Capital”), an indirect subsidiary of MassMutual.
(2)	Mr. Castellani is an “Interested Person” as that term is defined in the 1940 Act, through his former employment with MassMutual.

Andrew M. Goldberg 1295 State Street Springfield, MA 01111 Age: 43 Officer since 2004 Officer of 87 portfolios in fund complex	Vice President, Clerk and Chief Legal Officer of the Trust

Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

Nicholas H. Palmerino	Chief Financial Officer and Treasurer of the Trust
1295 State Street
Springfield, MA 01111
Age: 44
Officer since 2006
Officer of 87 portfolios in fund complex

Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman	Vice President and Chief Compliance Officer of the Trust
1295 State Street
Springfield, MA 01111
Age: 45
Officer since 2007
Officer of 87 portfolios in fund complex

Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

Eric H. Wietsma	President of the Trust
1295 State Street
Springfield, MA 01111
Age: 43
Officer since 2006
Officer of 87 portfolios in fund complex

Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual

Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate. Notwithstanding the above, however, the term of Mr. Castellani has been extended for three full years, beginning upon the date of his retirement from MassMutual and ending on the three-year anniversary of the date of his retirement.

The Chairperson and Vice Chairperson are elected to hold such office for a term of four years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

The President, Treasurer and Clerk are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

The Trust has an Audit Committee, a Nominating and Independent Trustees’ Matters (“Nominating”) Committee, a Governance Committee and a Valuation Committee. The Audit Committee and Nominating Committee are comprised of Trustees who are not “interested persons” of the Trust. Currently, Mr. El-Hage, Ms. Norgaard and Ms. Furman comprise the Audit Committee and all of the Disinterested Trustees comprise the Nominating Committee. The Governance Committee is comprised of Mr. Castellani, Ms. Furman and Ms. Merrifield. The Valuation Committee is comprised of the President, Treasurer, Assistant Treasurers, Vice Presidents, Clerk and Assistant Clerks of the Trust.

The Nominating Committee, pursuant to a Charter adopted by the Board (a) identifies individuals qualified to become Independent Trustees of the Trust’s Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) evaluates the qualifications of Independent Trustee candidates; (c) nominates Independent Trustee nominees for election or appointment to the Board; (d) sets any standards necessary or qualifications for service on the Board; and (e) performs the following governance responsibilities: (i) reviews and makes recommendations to the full Board regarding the compensation of Trustees and the Chief Compliance Officer; and (ii) monitors the independence of legal counsel for the Independent Trustees. The Nominating Committee held two meetings during the fiscal year ended October 31, 2009.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Clerk, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust 60-90 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the “Shareholder Candidate”); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books, the number of all shares of each series of the Trust owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Clerk of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Clerk shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Clerk determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Clerk will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Clerk may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). The Clerk will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

The Audit Committee, pursuant to a Charter adopted by the Board, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; ascertains the independence of the Trust’s independent registered public accounting firm; acts as liaison between the Trust’s independent registered public accounting firm and the full Board and provides immediate access for the Fund’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. The Audit Committee met five times during the fiscal year ended October 31, 2009. The Governance Committee, pursuant to a Charter adopted by the Board, develops, recommends to the Board, and periodically reviews, as needed, guidelines on corporate governance matters. The Governance Committee met once during the fiscal year ended October 31, 2009. The Valuation Committee, pursuant to a Charter adopted by the Board, determines whether market quotations are readily available for investments held by each series of the Trust and determines the fair value of investments held by each series of the Trust for which market quotations are not readily available or are not deemed reliable by the investment adviser. There are no regular meetings of the Valuation Committee but rather meetings are held as appropriate. The full Board met seven times during the fiscal year ended October 31, 2009.

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2009.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Disinterested Trustees
Nabil N. El-Hage	$10,001–$50,000 (Small Company Opportunities Fund)	$10,001–$50,000
Maria D. Furman	$10,001–$50,000 (Small Company Opportunities Fund)	$10,001–$50,000
C. Ann Merrifield	None	None
Corine T. Norgaard	None	$10,001–$50,000
Interested Trustee
Frederick C. Castellani	None	None

As of February 1, [2010], the officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds. As of February 1, [2010], the Trustees of the Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of any class of any of the Funds.

To the knowledge of the Trust, as of December 31, 2009, the Disinterested Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser, subadviser, principal underwriter or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, subadviser, principal underwriter or sponsoring insurance company of the Funds.

Except as noted below, the Trust pays each Trustee who is not an officer or employee of MassMutual or the Funds’ subadvisers, a fee for his or her services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. The fees paid to each Trustee by the Trust for the fiscal year ended October 31, 2009 are shown below. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board, currently [5.79]%.

Name of Trustee	Aggregate Compensation from Trust[1]	Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Nabil N. El-Hage	$108,000	N/A	$182,000
Maria D. Furman	6,700	$65,113	128,352
C. Ann Merrifield	65,200	N/A	118,000
Corine T. Norgaard	73,000	N/A	188,375
Frederick C. Castellani	48,931	N/A	89,023

(1)	Includes an annual retainer payable to each Trustee who is not an officer or employee of MassMutual or the Funds’ subadvisers of $30,000 and a per meeting attendance fee of $6,000 per non-telephonic meeting attended in-person, or $3,000 per non-telephonic meeting attended by telephone, or $1000 per telephonic meeting attended. Those Trustees who serve on a committee of the Trust are paid an additional fee of $700 per meeting attended, and committee chairpersons receive an additional annual retainer of $5000. The Chairman of the Board receives an additional annual retainer of $40,000.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 1, 2010, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

MassMutual Premier Money Market Fund1

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	51.85%

Class L	MassMutual 1295 State Street Springfield, MA 01111	92.20%

	Mitra & Co FBO 98 11270 W. Park Place, Suite 400 Milwaukee, WI 53224	5.26%

Class S	MassMutual 1295 State Street Springfield, MA 01111	96.97%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	85.38%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	10.16%

MassMutual Premier Short-Duration Bond Fund2

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	83.57%

Class L	MassMutual 1295 State Street Springfield, MA 01111	96.02%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class	Name and Address of Beneficial Owner	Percent of Class
Class S	MassMutual 1295 State Street Springfield, MA 01111	71.17%

	MassMutual Destination Retirement Income Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	15.29%

	MassMutual Destination Retirement 2010 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	6.46%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	80.53%

	State Street Bank as Trustee of Orange County Electrical Workers Plan c/o State Street Bank 200 Clarendon Street Boston, MA 02116	16.08%

MassMutual Premier Inflation-Protected and Income Fund3

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	59.40%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	10.55%

Class L	MassMutual 1295 State Street Springfield, MA 01111	96.55%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class	Name and Address of Beneficial Owner	Percent of Class
Class S	MassMutual Destination Retirement Income Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	28.20%

	MassMutual Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	24.58%

	MassMutual Destination Retirement 2010 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	17.14%

	MassMutual 1295 State Street Springfield, MA 01111	17.12%

	MassMutual Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	7.96%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	98.03%

MassMutual Premier Core Bond Fund4

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	88.35%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	5.45%

Class L	MassMutual 1295 State Street Springfield, MA 01111	97.29%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100.00%

Class S	MassMutual 1295 State Street Springfield, MA 01111	87.07%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	5.25%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Y	MassMutual 1295 State Street Springfield, MA 01111	87.15%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	9.06%

MassMutual Premier Diversified Bond Fund5

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	52.38%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	40.49%

Class L	MassMutual 1295 State Street Springfield, MA 01111	96.40%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100.00%

Class S	MassMutual Destination Retirement Income Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	25.78%

	MassMutual Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	25.31%

	MassMutual 1295 State Street Springfield, MA 01111	25.15%

	MassMutual Destination Retirement 2010 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	17.26%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	94.05%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	5.92%

MassMutual Premier High Yield Fund7

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	77.93%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	15.22%

Class L	MassMutual 1295 State Street Springfield, MA 01111	92.71%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	7.29%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	57.56%

	MassMutual Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	12.57%

	MassMutual Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	9.37%

	MassMutual Destination Retirement Income Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	8.97%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	79.50%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	7.15%

	State Street Bank as Trustee of The Board of Trustees Stationary Engineers Local 39 Annuity Trust 337 Valencia Street San Francisco, CA 94103	5.12%

MassMutual Premier International Bond Fund8

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	91.83%

Class L	MassMutual 1295 State Street Springfield, MA 01111	99.90%

Class N	MassMutual 1295 State Street Springfield, MA 01111	99.90%

Class S	MassMutual Destination Retirement Income Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	27.84%

	MassMutual Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	27.65%

	MassMutual Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	17.64%

	MassMutual Destination Retirement 2010 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	14.73%

	MassMutual Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	11.50%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	99.90%

MassMutual Premier Balanced Fund9

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	68.60%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100.00%

Class	Name and Address of Beneficial Owner	Percent of Class
Class N	MassMutual 1295 State Street Springfield, MA 01111	99.92%

Class S	MassMutual 1295 State Street Springfield, MA 01111	99.79%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	52.62%

	SEI Private Trust Company c/o State Street ID571 ATTN Mutual Funds One Freedom Valley Drive Oaks, PA 19456	47.38%

MassMutual Premier Value Fund10

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	62.28%

Class L	MassMutual 1295 State Street Springfield, MA 01111	97.79%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	97.42%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	99.99%

MassMutual Premier Enhanced Index Value Fund12

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	58.90%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	33.22%

Class	Name and Address of Beneficial Owner	Percent of Class
Class L	MassMutual 1295 State Street Springfield, MA 01111	99.84%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	41.49%

	MassMutual Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	17.83%

	MassMutual Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	11.51%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	9.66%

	MassMutual Destination Retirement 2010 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	6.60%

	MassMutual Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	6.26%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	86.51%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	11.85%

MassMutual Premier Enhanced Index Core Equity Fund13

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	71.92%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	14.39%

Class L	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	53.57%

	SEI Private Trust Company c/o State Street ID571 ATTN Mutual Funds One Freedom Valley Drive Oaks, PA 19456	46.42%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	57.10%

	Babson Capital Independence Wharf 470 Atlantic Avenue, 10th Floor Boston, MA 02210	42.90%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	88.32%

	State Street Bank as Trustee for State Street Bank Supplemental Pension Plan 200 Clarendon Street Boston, MA 02117	11.54%

MassMutual Premier Main Street Fund14

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	49.78%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100.00%

Class	Name and Address of Beneficial Owner	Percent of Class
Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	98.56%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	99.87%

MassMutual Premier Capital Appreciation Fund15

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	90.31%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	5.47%

Class L	MassMutual 1295 State Street Springfield, MA 01111	97.25%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street MIP Code N255 Springfield, MA 01111	94.74%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	93.40%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	5.41%

MassMutual Premier Enhanced Index Growth Fund16

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	77.92%

	NFS/FMTC Rollover IRA 86 Ridge Road South Hadley, MA 01075	10.79%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class N	MassMutual 1295 State Street Springfield, MA 01111	99.90%

Class S	MassMutual Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	40.43%

	MassMutual Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	20.14%

	MassMutual Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	14.18%

	MassMutual Destination Retirement 2010 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	12.95%

	MassMutual Destination Retirement Income Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	9.96%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	63.66%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	36.26%

MassMutual Premier Discovery Value Fund17

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	80.58%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	15.81%

Class L	MassMutual 1295 State Street Springfield, MA 01111	51.08%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	46.46%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	39.74%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	22.41%

	MassMutual Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	13.67%

	MassMutual Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	11.45%

	MassMutual Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	6.92%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	86.57%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	12.48%

MassMutual Premier Main Street Small Cap Fund19

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	65.96%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	24.95%

Class L	MassMutual 1295 State Street Springfield, MA 01111	99.64%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	41.93%

	MassMutual Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	25.37%

	MassMutual Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	13.54%

	MassMutual Destination Retirement 2010 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	8.51%

	MassMutual 1295 State Street Springfield, MA 01111	5.15%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Premier Small Company Opportunities Fund20

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	91.92%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	96.98%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	77.60%

	SEI Private Trust Company c/o State Street ID571 ATTN Mutual Funds One Freedom Valley Drive Oaks, PA 19456	22.40%

MassMutual Premier Global Fund21

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	67.86%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	7.57%

Class L	MassMutual 1295 State Street Springfield, MA 01111	96.41%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	99.92%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Y	MassMutual 1295 State Street Springfield, MA 01111	89.31%

	SEI Private Trust Company c/o State Street ID571 ATTN Mutual Funds One Freedom Valley Drive Oaks, PA 19456	9.22%

MassMutual Premier International Equity Fund22

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	70.55%

Class L	MassMutual 1295 State Street Springfield, MA 01111	99.43%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	91.34%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	98.94%

MassMutual Premier Focused International Fund23

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	74.47%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	20.95%

Class L	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117-9130	51.74%

	MassMutual 1295 State Street Springfield, MA 01111	48.24%

Class	Name and Address of Beneficial Owner	Percent of Class
Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	63.63%

	MassMutual Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	12.88%

	MassMutual Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	10.61%

	MassMutual Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	6.83%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	99.55%

MassMutual Premier Strategic Emerging Markets Fund24

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	99.90%

Class L	MassMutual 1295 State Street Springfield, MA 01111	99.05%

Class N	MassMutual 1295 State Street Springfield, MA 01111	99.90%

Class	Name and Address of Beneficial Owner	Percent of Class
Class S	MassMutual 1295 State Street Springfield, MA 01111	37.30%

	MassMutual Destination Retirement 2020 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	20.19%

	MassMutual Destination Retirement 2030 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	17.76%

	MassMutual Destination Retirement 2040 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	9.94%

	MassMutual Destination Retirement 2010 Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	7.32%

	MassMutual Destination Retirement Income Fund 200 Clarendon Street ATTN Derek Walsh Boston, MA 02116	6.92%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	99.90%

[1]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 77.96% of MassMutual Premier Money Market Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[2]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 76.39% of MassMutual Premier Short-Duration Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[3]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111 owned 61.18% of MassMutual Premier Inflation-Protected and Income Fund and therefore may each be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[4]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 88.27% of MassMutual Premier Core Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[5]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 66.47% of MassMutual Premier Diversified Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[7]	As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 69.86% of MassMutual Premier High Yield Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.
[8]

As of February 1, 2009, MassMutual Destination Retirement Income Fund, 200 Clarendon Street, Boston, MA 02116 and MassMutual Destination Retirement 2020 Fund, 200 Clarendon Street, Boston, MA 02116, owned 27.35% and 27.17%, respectively, of MassMutual Premier International Bond Fund and therefore, each may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual Destination Retirement Income Fund and MassMutual Destination Retirement 2020 Fund. MassMutual Destination Retirement Income Fund and MassMutual Destination Retirement 2020 Fund are each organized under the laws of Massachusetts.

[9]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 97.11% of MassMutual Premier Balanced Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[10]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 92.59% of MassMutual Premier Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[12]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 61.53% of MassMutual Premier Enhanced Index Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[13]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111, owned 75.52% of MassMutual Premier Enhanced Index Core Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[14]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111 owned 95.86% of MassMutual Premier Main Street Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[15]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111 owned 91.18% of MassMutual Premier Capital Appreciation Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[16]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111 owned 48.87% of MassMutual Premier Enhanced Index Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[17]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111 owned 61.81% of MassMutual Premier Discovery Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[19]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111 owned 45.61% of MassMutual Premier Main Street Small Cap Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[20]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111 owned 95.08%, of MassMutual Premier Small Company Opportunities Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[21]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111 owned 95.71% of MassMutual Premier Global Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[22]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield MA 01111 owned 88.78% of MassMutual Premier International Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[23]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111 owned 68.39% of MassMutual Premier Focused International Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[24]

As of February 1, 2009, MassMutual, 1295 State Street, Springfield, MA 01111 owned 49.72% of MassMutual Premier Strategic Emerging Markets Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

INVESTMENT ADVISER AND SUBADVISERS

Investment Adviser

MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).

Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select Global Allocation Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Value Equity Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Core Opportunities Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select Aggressive Growth Fund, MassMutual Select NASDAQ-100® Fund, MassMutual Select Focused Value Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Mid Cap Growth Equity Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Emerging Growth Fund, MassMutual Select Overseas Fund, MassMutual Select Diversified International Fund, MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2030 Fund, MassMutual Select Destination Retirement 2040 Fund and MassMutual Select Destination Retirement 2050 Fund, which are series of MassMutual Select Funds, an open-end management investment company; MML Large Cap Value Fund, MML Equity Index Fund, MML NASDAQ-100® Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund, MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund, MML Equity Income Fund, MML Foreign Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Index Fund, MML Small/Mid Cap Value Fund, MML Small Company Value Fund, MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund and MML American Funds Core Allocation Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Money Market Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund, MML Strategic Emerging Markets Fund and MML China Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .35% for the Money Market Fund, .40% for the Short-Duration Bond Fund, .48% for the Inflation-Protected and Income Fund, .48% of the first $1.5 billion of the average daily net assets of the Core Bond Fund and .43% on assets in excess of $1.5 billion, .50% for the Diversified Bond Fund, .50% for the High Yield Fund, .60% for the International Bond Fund, .48% for the Balanced Fund, .50% for the Value Fund, .50% for the Enhanced Index Value Fund, .50% for the Enhanced Index Core Equity Fund, .65% for the Main Street Fund, .65% for the Capital Appreciation Fund, .50% for the Enhanced Index Growth Fund, .80% for the Discovery Value Fund, .58% for the Main Street Small Cap Fund, .58% for the Small Company Opportunities Fund, .80% for the Global Fund, .85% of the first $1.25 billion of the average daily net assets of the International Equity Fund and .80% on assets in excess of $1.25 billion, .90% for the Focused International Fund and 1.05% for the Strategic Emerging Markets Fund.

Pursuant to the Advisory Agreements between each of the following Funds and MassMutual, the Funds paid MassMutual the following investment advisory fees for their last three fiscal years:

	Management Fee Paid	Other Expenses Reimbursed
Money Market Fund
Fiscal Year ended October 31, 2007	$2,749,013	$(49,747)
Fiscal Year ended October 31, 2008	$3,083,766	$(5,612)
Fiscal Year ended October 31, 2009

Short-Duration Bond Fund
Fiscal Year ended October 31, 2007	$2,067,447	$(72,722)
Fiscal Year ended October 31, 2008	$1,785,125	$(26,009)
Fiscal Year ended October 31, 2009

Inflation-Protected and Income Fund
Fiscal Year ended October 31, 2007	$1,697,597	$—
Fiscal Year ended October 31, 2008	$1,547,264	$—
Fiscal Year ended October 31, 2009

Diversified Bond Fund
Fiscal Year ended October 31, 2007	$2,319,007	$(71,146)
Fiscal Year ended October 31, 2008	$2,136,028	$(36,399)
Fiscal Year ended October 31, 2009

Balanced Fund
Fiscal Year ended October 31, 2007	$1,001,556	$(92,578)
Fiscal Year ended October 31, 2008	$808,052	$(18,963)
Fiscal Year ended October 31, 2009

International Equity Fund
Fiscal Year ended October 31, 2007	$10,337,267	$(165,804)
Fiscal Year ended October 31, 2008	$8,488,734	$(24,536)
Fiscal Year ended October 31, 2009

Value Fund
Fiscal Year ended October 31, 2007	$2,520,751	$—
Fiscal Year ended October 31, 2008	$1,873,136	$—
Fiscal Year ended October 31, 2009

Small Company Opportunities Fund
Fiscal Year ended October 31, 2007	$2,738,562	$(447,480)
Fiscal Year ended October 31, 2008	$1,680,077	$(315,576)
Fiscal Year ended October 31, 2009

Core Bond Fund
Fiscal Year ended October 31, 2007	$7,640,245	$(53,986)
Fiscal Year ended October 31, 2008	$6,947,097	$(33,179)
Fiscal Year ended October 31, 2009

	Management Fee Paid	Other Expenses Reimbursed
Enhanced Index Core Equity Fund
Fiscal Year ended October 31, 2007	$284,021	$(23,140)
Fiscal Year ended October 31, 2008	$190,092	$(43,202)
Fiscal Year ended October 31, 2009

Enhanced Index Growth Fund
Fiscal Year ended October 31, 2007	$1,033,805	$—
Fiscal Year ended October 31, 2008	$1,309,228	$(4,446)
Fiscal Year ended October 31, 2009

Enhanced Index Value Fund
Fiscal Year ended October 31, 2007	$1,773,929	$(21,077)
Fiscal Year ended October 31, 2008	$2,336,869	$(6,165)
Fiscal Year ended October 31, 2009

High Yield Fund
Fiscal Year ended October 31, 2007	$880,225	$—
Fiscal Year ended October 31, 2008	$905,160	$—
Fiscal Year ended October 31, 2009

Main Street Fund
Fiscal Year ended October 31, 2007	$2,389,871	$(474,825)
Fiscal Year ended October 31, 2008	$1,824,451	$(317,284)
Fiscal Year ended October 31, 2009

Capital Appreciation Fund
Fiscal Year ended October 31, 2007	$6,767,570	$(948,314)
Fiscal Year ended October 31, 2008	$6,886,211	$(909,832)
Fiscal Year ended October 31, 2009

Discovery Value Fund
Fiscal Year ended October 31, 2007	$226,548	$(71,055)
Fiscal Year ended October 31, 2008	$483,611	$(31,742)
Fiscal Year ended October 31, 2009

Main Street Small Cap Fund
Fiscal Year ended October 31, 2007	$529,566	$(213,300)
Fiscal Year ended October 31, 2008	$720,957	$(213,615)
Fiscal Year ended October 31, 2009

Global Fund
Fiscal Year ended October 31, 2007	$6,178,878	$(1,112,947)
Fiscal Year ended October 31, 2008	$4,765,019	$(766,017)
Fiscal Year ended October 31, 2009

Focused International Fund
Fiscal Year ended October 31, 2007	$425,079	$(66,354)
Fiscal Year ended October 31, 2008	$855,896	$(22,998)
Fiscal Year ended October 31, 2009

International Bond Fund[1]
Period ended October 31, 2008	$163,711	$(62,244)
Fiscal Year ended October 31, 2009

Strategic Emerging Markets Fund[2]
Period ended October 31, 2009

[1]	Commenced operations on December 20, 2007.
[2]	Commenced operations on November 3, 2008.

Affiliated Investment Subadvisers

Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual. Baring is an indirect wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., which is wholly-owned by MassMutual Holding LLC. OFI is a wholly-owned subsidiary of Oppenheimer Acquisition Corp., which is majority-owned by Mass Mutual Holding LLC. OFI Institutional is a wholly-owned subsidiary of OFI.

MassMutual will pay Babson Capital a sub-advisory fee equal to an annual rate of .10% of the average daily net assets of the Core Bond Fund, ..09% of the average daily net assets of the fixed income portion of the Balanced Fund, .08% of the average daily net assets of the Short-Duration Bond Fund, .10% of the average daily net assets of the Diversified Bond Fund, .08% of the average daily net assets of the Inflation-Protected and Income Fund, .05% of the average daily net assets of the Money Market Fund and .20% of the average daily net assets of the High Yield Fund. For the Enhanced Index Value Fund, the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund and the equity portion of the Balanced Fund, MassMutual will pay Babson Capital a sub-advisory fee equal to an annual rate of .30% of the first $50 million of the average daily net assets of each Fund, ..25% of the next $50 million of the average daily net assets of each Fund and .20% of the average daily net assets of each Fund over $100 million. Sub-advisory fees for these four Funds are based on Aggregate Assets, which means the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.

MassMutual will pay OFI Institutional a sub-advisory fee equal to an annual rate of .23% of the average daily net assets of the Value Fund, .40% of the average daily net assets of the Discovery Value Fund, .40% of the average daily net assets of the Main Street Small Cap Fund and .40% of the first $1 billion of the average daily net assets and .30% of the average daily net assets over $1 billion of the Small Company Opportunities Fund. For the International Equity Fund, MassMutual will pay OFI Institutional a sub-advisory fee equal to an annual rate of .50% of the first $250 million of the average daily net assets of the International Equity Fund, .475% of the next $250 million, .425% of the next $500 million, .40% of the next $500 million and .375% on any excess over $1.5 billion. For the Main Street Fund, MassMutual will pay OFI Institutional a sub-advisory fee equal to an annual rate of .33% of the first $1 billion of the average daily net assets of the Fund and ..30% on any excess over $1 billion. For the Capital Appreciation Fund, MassMutual will pay OFI a sub-advisory fee equal to an annual rate of .42% of the first $700 million of the average daily net assets of the Fund and .25% on any excess over $700 million. For the Global Fund, MassMutual will pay OFI a sub-advisory fee equal to an annual rate of .50% of the first $750 million of the average daily net assets of the Fund, .28% of the next $50 million and .25% on any excess over $800 million.

For the International Bond Fund, the Focused International Fund and the Strategic Emerging Markets Fund, MassMutual will pay Baring a sub-advisory fee equal to an annual rate of .30%, .55% and .65% of the average daily net assets of each Fund, respectively.

Pursuant to Investment Sub-Advisory Agreements between MassMutual and Babson Capital, Baring, OFI or OFI Institutional, as applicable, with respect to the following Funds, MassMutual paid to Babson Capital, Baring, OFI or OFI Institutional the following amounts for providing investment advisory services to the Funds for their last three fiscal years:

Money Market Fund
Fiscal Year ended October 31, 2007	$392,907
Fiscal Year ended October 31, 2008	$440,946
Fiscal Year ended October 31, 2009

Short-Duration Bond Fund
Fiscal Year ended October 31, 2007	$413,322
Fiscal Year ended October 31, 2008	$356,929
Fiscal Year ended October 31, 2009

Inflation-Protected and Income Fund
Fiscal Year ended October 31, 2007	$281,197
Fiscal Year ended October 31, 2008	$256,814
Fiscal Year ended October 31, 2009

Diversified Bond Fund
Fiscal Year ended October 31, 2007	$463,756
Fiscal Year ended October 31, 2008	$427,062
Fiscal Year ended October 31, 2009

Balanced Fund
Fiscal Year ended October 31, 2007	$363,494
Fiscal Year ended October 31, 2008	$273,852
Fiscal Year ended October 31, 2009

Value Fund
Fiscal Year ended October 31, 2007	$1,159,689
Fiscal Year ended October 31, 2008	$860,398
Fiscal Year ended October 31, 2009

Small Company Opportunities Fund
Fiscal Year ended October 31, 2007	$1,885,961
Fiscal Year ended October 31, 2008	$1,156,893
Fiscal Year ended October 31, 2009

Core Bond Fund
Fiscal Year ended October 31, 2007	$1,590,875
Fiscal Year ended October 31, 2008	$1,446,551
Fiscal Year ended October 31, 2009

Enhanced Index Core Equity Fund
Fiscal Year ended October 31, 2007	$123,314
Fiscal Year ended October 31, 2008	$78,750
Fiscal Year ended October 31, 2009

Enhanced Index Growth Fund
Fiscal Year ended October 31, 2007	$436,673
Fiscal Year ended October 31, 2008	$544,445
Fiscal Year ended October 31, 2009

Enhanced Index Value Fund
Fiscal Year ended October 31, 2007	$758,240
Fiscal Year ended October 31, 2008	$970,743
Fiscal Year ended October 31, 2009

High Yield Fund
Fiscal Year ended October 31, 2007	$352,480
Fiscal Year ended October 31, 2008	$361,965
Fiscal Year ended October 31, 2009

International Equity Fund
Fiscal Year ended October 31, 2007	$6,084,170
Fiscal Year ended October 31, 2008	$4,852,152
Fiscal Year ended October 31, 2009

Main Street Fund
Fiscal Year ended October 31, 2007	$1,213,285
Fiscal Year ended October 31, 2008	$925,096
Fiscal Year ended October 31, 2009

Capital Appreciation Fund
Fiscal Year ended October 31, 2007	$4,002,960
Fiscal Year ended October 31, 2008	$3,832,536
Fiscal Year ended October 31, 2009

Global Fund
Fiscal Year ended October 31, 2007	$4,024,301
Fiscal Year ended October 31, 2008	$2,973,867
Fiscal Year ended October 31, 2009

Discovery Value Fund
Fiscal Year ended October 31, 2007	$113,765
Fiscal Year ended October 31, 2008	$241,680
Fiscal Year ended October 31, 2009

Main Street Small Cap Fund
Fiscal Year ended October 31, 2007	$366,439
Fiscal Year ended October 31, 2008	$497,081
Fiscal Year ended October 31, 2009

Focused International Fund
Fiscal Year ended October 31, 2007	$260,708
Fiscal Year ended October 31, 2008	$522,986
Fiscal Year ended October 31, 2009

International Bond Fund*
Period ended October 31, 2008	$81,937
Fiscal Year ended October 31, 2009

Strategic Emerging Market Fund**
Period ended October 31, 2009	$25,109

*	Commenced operations on December 20, 2007.
**	Commenced operations on November 3, 2008.

ADMINISTRATOR AND SUB-ADMINISTRATOR

MassMutual has entered into an administrative services agreement (the “Administrative Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreement. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Funds which range from .2644% to .4568% for Class N shares; .2144% to .3968% for Class A shares; .2144% to .3968% for Class L shares; .0144% to .1800% for Class S shares and .0644% to .2468% for Class Y shares. MassMutual has entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street”). As sub-administrator, State Street generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

Pursuant to Administrative Services Agreements between the Trust and MassMutual the following Funds paid the following amounts to MassMutual during the last three fiscal years for providing administrative services:

	Gross	Waiver	Net
Value Fund
Fiscal Year ended October 31, 2007	$570,864	$—	$570,864
Fiscal Year ended October 31, 2008	$426,047	$—	$426,047
Fiscal Year ended October 31, 2009

Small Company Opportunities Fund
Fiscal Year ended October 31, 2007	$893,016	$—	$893,016
Fiscal Year ended October 31, 2008	$528,575	$—	$528,575
Fiscal Year ended October 31, 2009

Core Bond Fund
Fiscal Year ended October 31, 2007	$2,610,957	$(456,598)	$2,154,359
Fiscal Year ended October 31, 2008	$2,373,094	$(417,156)	$1,955,938
Fiscal Year ended October 31, 2009

Enhanced Index Core Equity Fund
Fiscal Year ended October 31, 2007	$76,341	$—	$76,341
Fiscal Year ended October 31, 2008	$57,373	$—	$57,373
Fiscal Year ended October 31, 2009

Enhanced Index Growth Fund
Fiscal Year ended October 31, 2007	$181,770	$—	$181,770
Fiscal Year ended October 31, 2008	$244,571	$—	$244,571
Fiscal Year ended October 31, 2009

Enhanced Index Value Fund
Fiscal Year ended October 31, 2007	$580,919	$—	$580,919
Fiscal Year ended October 31, 2008	$665,835	$—	$665,835
Fiscal Year ended October 31, 2009

High Yield Fund
Fiscal Year ended October 31, 2007	$368,081	$—	$368,081
Fiscal Year ended October 31, 2008	$381,281	$—	$381,281
Fiscal Year ended October 31, 2009

Money Market Fund
Fiscal Year ended October 31, 2007	$1,646,891	$(620,155)	$1,026,736
Fiscal Year ended October 31, 2008	$1,837,517	$(730,841)	$1,106,676
Fiscal Year ended October 31, 2009

Short-Duration Bond Fund
Fiscal Year ended October 31, 2007	$1,124,911	$(163,054)	$961,857
Fiscal Year ended October 31, 2008	$1,011,328	$(159,805)	$851,523
Fiscal Year ended October 31, 2009

Inflation-Protected and Income Fund
Fiscal Year ended October 31, 2007	$364,968	$(11,624)	$353,344
Fiscal Year ended October 31, 2008	$400,329	$(34,865)	$365,464
Fiscal Year ended October 31, 2009

Diversified Bond Fund
Fiscal Year ended October 31, 2007	$1,272,991	$(352,701)	$920,290
Fiscal Year ended October 31, 2008	$1,167,797	$(318,851)	$848,946
Fiscal Year ended October 31, 2009

	Gross	Waiver	Net
Balanced Fund
Fiscal Year ended October 31, 2007	$225,162	$—	$225,162
Fiscal Year ended October 31, 2008	$189,616	$(21,408)	$168,208
Fiscal Year ended October 31, 2009

International Equity Fund
Fiscal Year ended October 31, 2007	$2,080,324	$—	$2,080,324
Fiscal Year ended October 31, 2008	$1,691,384	$—	$1,691,384
Fiscal Year ended October 31, 2009

Main Street Fund
Fiscal Year ended October 31, 2007	$646,913	$—	$646,913
Fiscal Year ended October 31, 2008	$490,978	$—	$490,978
Fiscal Year ended October 31, 2009

Capital Appreciation Fund
Fiscal Year ended October 31, 2007	$1,823,248	$—	$1,823,248
Fiscal Year ended October 31, 2008	$1,828,428	$—	$1,828,428
Fiscal Year ended October 31, 2009

Global Fund
Fiscal Year ended October 31, 2007	$2,003,592	$—	$2,003,592
Fiscal Year ended October 31, 2008	$1,564,739	$—	$1,564,739
Fiscal Year ended October 31, 2009

Discovery Value Fund
Fiscal Year ended October 31, 2007	$36,769	$—	$36,769
Fiscal Year ended October 31, 2008	$101,380	$—	$101,380
Fiscal Year ended October 31, 2009

Main Street Small Cap Fund
Fiscal Year ended October 31, 2007	$139,256	$—	$139,256
Fiscal Year ended October 31, 2008	$195,138	$—	$195,138
Fiscal Year ended October 31, 2009

Focused International Fund
Fiscal Year ended October 31, 2007	$98,372	$—	$98,372
Fiscal Year ended October 31, 2008	$199,963	$—	$199,963
Fiscal Year ended October 31, 2009

International Bond Fund[1]
Period ended October 31, 2008	$14,526	$—	$14,526
Fiscal Year ended October 31, 2009

Strategic Emerging Markets Fund[2]
Period ended October 31, 2009	$6,523	$—	$6,523

[1]	Commenced operations on December 20, 2007.
[2]	Commenced operations on November 3, 2008.

THE DISTRIBUTOR

The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 23, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of October 29, 2004. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

The Trust has adopted, with respect to the Class A and Class N shares of each of the Funds, a Distribution and Service Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A Plan and the Class N Plan for the Funds on June 24, 2004 (December 2, 2004 for the Main Street Fund, Capital Appreciation Fund and Global Fund, September 22, 2005 for the Discovery Value Fund and Focused International Fund, September 14, 2006 for the Main Street Small Cap Fund, November 30, 2007 for the International Bond Fund and May 21, 2008 for the Strategic Emerging Markets Fund). Under the terms of each of the Class A Plans, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of a Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of a Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. Under the terms of each of the Class N Plans, the Trust is permitted to compensate, out of the assets attributable to the Class N shares of a Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of a Fund, respectively, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The following table approximately discloses the 12b-1 fees paid in the fiscal year ending October 31, 2009 by the Trust under its 12b-1 plans for Class A and Class N shares of the Funds:

	Class A 12b-1 Servicing Fees	Class N 12b-1 Servicing Fees	Class N 12b-1 Distribution Fees
Money Market Fund*	$695,147	$—	$—
Short-Duration Bond Fund	173,088	10,538	10,538
Inflation-Protected and Income Fund	86,592	571	571
Core Bond Fund	476,238	4,821	4,821
Diversified Bond Fund	109,249	4,269	4,269
High Yield Fund	74,945	3,176	3,176
Balanced Fund	26,118	325	325
Value Fund	54,002	366	366
Enhanced Index Value Fund	42,890	846	847
Enhanced Index Core Equity Fund	16,381	1,321	1,321
Main Street Fund	40,408	612	612
Capital Appreciation Fund	729,102	3,351	3,351
Enhanced Index Growth Fund	10,479	296	296
Discovery Value Fund	50,848	2,379	2,379
Main Street Small Cap Fund	11,335	72	72
Small Company Opportunities Fund	290,252	182	182
Global Fund	105,664	1,897	1,897
International Equity Fund	184,231	618	618
Focused International Fund	104,397	2,120	2,120
International Bond Fund**	292	227	227
Strategic Emerging Markets Fund***

*	Class N Shares of the Fund were not available.
**	Commenced operations on December 20, 2007.
***	Commenced operations on November 3, 2008.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

State Street, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Funds’ investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkley Street, Boston, Massachusetts, 02116, is the Trust’s independent registered public accounting firm.

CODES OF ETHICS

The Trust, MassMutual, the Distributor, Babson Capital, Baring, OFI and OFI Institutional have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each of the Fund’s subadvisers attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Subadvisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, a subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the subadviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Certain investment subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

Research provided by brokers is used for the benefit of all of the subadviser’s clients and not solely or necessarily for the benefit of the Trust. The subadvisers attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the subadvisers as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of a subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined, provided that the subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to a subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to a subadviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The following table discloses the brokerage commissions paid by the following Funds for the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007:

	Year ended October 31, 2009	Year ended October 31, 2008	Year ended October 31, 2007
Core Bond Fund		$42	$—
Value Fund		889,572	980,248
Small Company Opportunities Fund		474,834	1,370,128
Enhanced Index Core Equity Fund		41,989	52,484
Enhanced Index Growth Fund		287,819	256,080
Enhanced Index Value Fund		599,824	348,676
Balanced Fund		132,936	118,459
International Equity Fund		522,274	703,659
Main Street Fund		223,570	438,991
Capital Appreciation Fund		1,241,076	1,007,914
Global Fund		195,435	314,708
Discovery Value Fund
Main Street Small Cap Fund
Focused International Fund

The following table discloses the brokerage commissions paid by the following Fund for the period ended October 31, 2009:

Period ended October 31, 2009
Strategic Emerging Markets Fund*	$24,926

*	Commenced operations on November 3, 2008.

The Value Fund paid $10,238, $8,402 and $3,348 to Jefferies and Company for the fiscal years ended October 31, 2008, 2007 and 2006, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Main Street Fund paid $6,280, $2,275 and $1,052 to Jefferies and Company for the fiscal years ended October 31, 2008, 2007 and 2006, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Capital Appreciation Fund paid $20,993, $11,284 and $20,725 to Jefferies and Company for the fiscal years ended October 31, 2008, 2007 and 2006, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Discovery Value Fund paid $609, $510 and $52 to Jefferies and Company for the fiscal years ended October 31, 2008, 2007 and 2006, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Main Street Small Cap Fund paid $5,186, $2,220 and $4 to Jefferies and Company for the fiscal years ended October 31, 2008, 2007 and 2006, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Small Company Opportunities Fund paid $14,051, $26,638 and $11,899 to Jefferies and Company for the fiscal years ended October 31, 2008, 2007 and 2006, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Global Fund paid $1,244 to Jefferies and Company for the fiscal year ended October 31, 2006. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The International Equity Fund paid $2,742 and $10,638 to Jefferies and Company for the fiscal years ended October 31, 2007 and 2006, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The following table discloses, for those Funds that had trades directed to a third party soft dollar broker during the fiscal year ended October 31, 2009, the dollar value of transactions placed by each such Fund with such soft dollar brokers and dealers during the fiscal year ended October 31, 2009 to recognize “brokerage and research” services, and commissions paid for such transactions:

	Dollar Value of Those Transactions	Amount of Commissions
Balanced Fund	$218,947,369	$43,654
Value Fund	1,045,264,353	792,128
Enhanced Index Value Fund	853,976,695	193,366
Enhanced Index Core Equity Fund	91,475,524	17,880
Main Street Fund	644,054,633	198,862
Capital Appreciation Fund	1,186,389,199	1,055,477
Enhanced Index Growth Fund	452,352,759	87,902
Discovery Value Fund	127,198,513	100,221
Main Street Small Cap Fund	296,759,150	130,103
Small Company Opportunities Fund	599,616,300	267,805
Global Fund	152,632,222	167,506
International Equity Fund	466,711,165	482,052
Focused International Fund	151,644,682	48,161

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of the Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 1, 1994, as amended. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on October 31.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Each Fund’s shares represent equal proportionate interests in the assets and liabilities belonging to that Fund. Shares of the Funds are transferable and have no preemptive, subscription or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging to the Fund, the remaining assets belonging to the Fund ratably among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 21 series, each of which is described in this SAI.

The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. All shares of a particular class of a Fund represent an equal proportionate interest in the assets and liabilities belonging to that Fund allocable to that class. The Trustees have currently authorized the establishment and designation of up to 5 classes of shares for each series of the Trust: Class A Shares, Class L Shares, Class N Shares, Class S Shares and Class Y Shares.

The Trustees may also, without shareholder approval, combine two or more existing series or classes into a single series or class.

The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders of such series. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.

Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholder votes by individual series on all matters, except when, as required by the 1940 Act or other applicable law or as specifically required under the Declaration of Trust or Bylaws or as otherwise determined by the Trustees, shares will be voted in the aggregate and not by individual series. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.

The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. Each Trustee will serve until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate. Notwithstanding the above, however, the term of Mr. Castellani has been extended for two full years, beginning upon the date of his retirement from MassMutual and ending on the two-year anniversary of the date of his retirement.

No amendment may be made to the Declaration of Trust without an affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the name of the Trust or to cure technical problems in the Declaration of Trust; (ii) to establish and designate new series or classes of Trust shares; or (iii) to add, delete, replace or otherwise modify any provisions relating to shares of the Trust contained in the Declaration of Trust in response to applicable laws or regulations.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each agreement, contract, instrument, or certificate entered into or executed by the Trust, or its Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.

The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trustees may cause the Trust to be merged into or consolidated with another trust or company or its shares exchanged under or pursuant to any state or federal statute, if any, or otherwise to the extent permitted by law, if such merger or consolidation or share exchange has been authorized by vote of a majority of the outstanding shares, as such phrase is defined in the 1940 Act; provided that in all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of NAV: (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders.

VALUATION OF PORTFOLIO SECURITIES

The NAV per share of each Fund is determined by the Custodian at the close of regular trading on the NYSE, on each day the NYSE is open for trading and the Custodian is open for business. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds, excluding the Money Market Fund. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest. Shares of other mutual funds are valued at their closing NAVs as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and general market data.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board, and under the ultimate supervision of the Board. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’

shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the NYSE is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to guidelines established by the Board, and under the ultimate supervision of the Board.

The prices of foreign securities are quoted in foreign currencies. The Trust converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines NAV. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of the Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by the Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more funds are to be allocated in proportion to the NAVs of the respective funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of the Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the NAVs of the respective classes.

Money Market Fund

The Money Market Fund’s portfolio instruments are valued on the basis of amortized cost which involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Fund computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in the Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of the Money Market Fund’s portfolio instruments based upon their amortized cost and the concomitant maintenance of the Money Market Fund’s per share NAV of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act.

The Board has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include periodic review of the Money Market Fund’s portfolio holdings to determine the extent of any deviation in the Money Market Fund’s NAV from $1.00 per share calculated by using available market quotations, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board determines that such a deviation exists, it may take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a NAV per share by using available market quotations, in which case the NAV could possibly be greater or less than $1.00 per share.

Since the net income of the Money Market Fund is declared as a dividend each time it is determined, the NAV per share of the Money Market Fund remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder’s investment in the Money Market Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Money Market Fund in the shareholder’s account, which increase is recorded promptly after the end of each calendar month.

For this purpose the net income of the Money Market Fund (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

Should the Money Market Fund incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its NAV per share or income for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the Money Market Fund’s NAV per share were reduced, or were anticipated to be reduced, below $1.00, the Board might suspend further dividend payments until the NAV returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than what he paid.

TAXATION

Taxation of the Funds: In General

Each Fund intends to elect and qualify each year to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from

(i)	dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and

(ii)	net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c)	diversify its holdings so that, at the close of each quarter of its taxable year,

(i)	at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and

(ii)	not more than 25% of the value of its total assets is invested in (x) the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification requirements described in (c) above, in the case of a Fund’s investment in loan participations, each Fund shall treat both the financial intermediary and the issuer of the underlying loan participation as an issuer. Also for purposes of (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to federal income tax on income paid in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As a series of a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

By contrast, if a Fund were to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to individual shareholders. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may designate the retained capital gain amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for capital gain dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its investment company taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the next year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or later, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the Fund; the total return on a shareholder’s investment will not be reduced as a result of the distribution policy.

Fund Distributions

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have temporarily been reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% brackets—for taxable years beginning before January 1, 2011.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements. Specifically, in order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of each Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) otherwise by application of the Code.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earning and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.

Sales, Redemptions, and Exchanges

Sales, redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments in Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income by the Fund.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.

As indicated above, a Fund that invests in certain debt instruments may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. The Strategic Bond Fund in particular may invest to a significant extent in debt obligations that are in the lowest rating category or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by each Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions

If a Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to- market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

A Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Foreign Taxes and Investments

Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which a Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.

Each of the International Bond Fund, Focused International Fund, International Equity Fund, Global Fund and the Strategic Emerging Markets Fund may be eligible to make an election under Section 853 of the Code so that any of their shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The International Bond Fund, Focused International Fund, International Equity Fund, Global Fund and the Strategic Emerging Markets Fund will notify their shareholders each year of the amount of dividends and distributions and the shareholder’s pro rata share of qualified taxes paid by the Fund to foreign countries.

A Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation: (i) 75 percent or more of the income of which for a taxable year in the Fund’s holding period is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investment by a Fund in PFICs could subject the Fund to a U.S. federal income tax or other charge on distributions received from PFICs on the proceeds from the sale of its investments in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to elect to avoid the imposition of that tax. For example, a Fund may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Finally, a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Certain Investments in Real Estate Investment Trusts

If a Fund invests in equity securities of REITs, such investments may require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. A Fund’s investment in REIT equity securities may at other times result in the fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

The Funds may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then that Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to allocate any such tax specially to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in such Fund. The Funds have not yet determined whether such an election will be made.

Unrelated Business Taxable Income

Under current law, the Funds generally serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). In addition, any investment by a Fund in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Non U.S. Shareholders

In general, dividends (other than capital gain dividends) paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-

source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

However, for taxable years beginning before January 1, 2010, a Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a ten percent (10%) shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a “related person” of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by a Fund (a “short-term capital gain dividend”). Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, the special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale or capital gain dividend and certain other conditions are met.

General Considerations

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement,

e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state and local taxes.

EXPERTS

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 serves as counsel to the Trust.

The audited financial statements of the Funds are set forth in the Trust’s Annual Report as of October 31, 2009, and are incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. A copy of the Trust’s Annual Report as of October 31, 2009 is available, without charge, upon request by calling 1-888-309-3539.

MISCELLANEOUS

Standard & Poor’s Earnings and Dividend Rankings for Common Stocks

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor’s earnings and dividend rankings for common stocks. Basic scores are computed for earnings and dividends, then adjusted by a set of predetermined modifiers for growth, stability within long-term trend, and cyclically. Adjusted scores for earnings and dividends are then combined to yield a final score. The final score is measured against a scoring matrix determined by an analysis of the scores of a large and representative sample of stocks. The rankings are: A+ (Highest); A (High); A- (Above Average); B+ (Average); B (Below Average); B- (Lower); C (Lowest) and D (Declared Bankruptcy). A rank of LIQ is given to companies that have entered liquidation.

Additional Information Pertaining to the Enhanced Index Core Equity Fund

The Enhanced Index Core Equity Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Enhanced Index Core Equity Fund or any member of the public regarding the advisability of investing in securities generally or in the Enhanced Index Core Equity Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to MassMutual is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to MassMutual or the Enhanced Index Core Equity Fund. S&P has no obligation to take the needs of MassMutual or the owners of the Enhanced Index Core Equity Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Enhanced Index Core Equity Fund or the timing of the issuance or sale of the Enhanced Index Core Equity Fund or in the determination or calculation of the equation by which the Enhanced Index Core Equity Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Enhanced Index Core Equity Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE MANAGER, OWNERS OF THE ENHANCED INDEX CORE EQUITY FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO

THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

GLOSSARY

Duration: indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment adviser’s or subadviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO: means a nationally recognized statistical rating organization. For a description of the ratings of three NRSROs, Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities: include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Premier Funds is the designation of the Trustees under a Declaration of Trust dated August 1, 1994, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed-income securities by Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”) are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P, Moody’s and Fitch’s commercial paper and bond ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

“F-1”: Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”: A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Premier Funds (the “Fund”) with respect to the voting of proxies on behalf of each series of the Fund (the “Series”). It is the general policy of the Fund, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate (with the exception of any “Funds of Funds” or “Feeder Funds”) voting responsibilities and duties with respect to all proxies to the investment subadvisers (the “Subadvisers”) of the Series.

I. GENERAL PRINCIPLES

In voting proxies, the Subadvisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II. SUBADVISERS

1. The Subadvisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Fund annually. The Subadvisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2. The Subadvisers shall each maintain a record of all proxy votes exercised on behalf of each series of the Fund for which they act as investment subadviser and shall furnish such records to MassMutual and the Fund annually.

3. The Subadvisers shall report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to MassMutual quarterly.

4. The Subadvisers shall provide the Fund and MassMutual with all such information and documents relating to the Subadviser’s proxy voting in a timely manner, as shall be necessary for the Fund and MassMutual to comply with applicable laws and regulations.

III. THE FUND AND MASSMUTUAL

1. The Chief Compliance Officer of the Fund shall annually update the Trustees after a review of the Subadvisers’ proxy voting policies and actual voting records.

2. The Trustees of the Fund shall not vote proxies on behalf of the Fund or the Series.

3. MassMutual shall not vote proxies on behalf of the Fund or the Series, except that MassMutual shall vote proxies on behalf of any Funds of Funds for which it serves as investment adviser.

4. Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, a Feeder Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders) or cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Babson Capital Management LLC

(“Babson Capital”)

Investment Advisors Compliance Policies and Procedures Manual

General Overview

Purpose/Objective:	The purpose of this policy and procedures statement (the “Policy”) is to ensure that Babson Capital fulfills its responsibilities under Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Advisers Act”), which requires among other matters, that Babson Capital adopt and implement written policies and procedures that are reasonably designed to ensure that Babson Capital votes client securities in the best interests of such clients and describe how Babson Capital addresses material conflicts that may arise between Babson Capital’s interests and those of its clients.

Policy Description:	Babson Capital understands that the voting of proxies is part of its investment management responsibilities and believes that as a general principle proxies should be acted upon (voted or abstained) solely in the best interests of its clients (i.e., in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts). To implement this general principle, it is Babson Capital’s policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services (“ISS”), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS’s proxy voting guidelines (“Guidelines”), a summary of which, as it may be amended from time-to-time, is accessible directly from ISS’s website (http://www.issproxy.com/pdf/2008PolicyUSSummaryGuidelines.pdf and http://www.issproxy.com/pdf/2008PolicyInternationalSummaryGuidelines.pdf) and the Compliance home page of the Babson Capital Intranet site. If a proxy involves an issue on which ISS has not made a recommendation or has not addressed in the Guidelines, it shall be analyzed on a case-by-case basis.

Babson Capital recognizes, however, that there may be times when it may determine that it may be in the best interests of clients holding the securities to be voted (1) against ISS’s recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a matter, against ISS’s proxy voting guidelines.

Babson Capital may vote, in whole or part, against ISS’s recommendations or ISS’s Guidelines, as applicable. The procedures set forth herein are designed to ensure that votes against ISS’s recommendations or Guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a “Material Conflict”). For purposes of the Policy, a Material Conflict shall mean any position, relationship or interest, financial or otherwise, of Babson Capital (or any person authorized under the Policy to vote proxies on behalf of Babson Capital) that would or could reasonably be expected to affect Babson Capital’s or such person’s independence or judgment concerning how to vote proxies.

Other Considerations:

There may be situations in which Babson Capital may be unable to, or determine not to, vote a proxy on behalf of one or more clients. For example, if the cost of voting a proxy for a foreign security outweighs the expected benefit to the client of voting, Babson Capital may, so long as it does not materially harm Babson Capital’s client, refrain from processing that vote. Likewise, Babson Capital may determine to not vote a proxy if Babson Capital is not given enough time to process the vote. For example, Babson Capital, through no fault of its own, may receive a meeting notice and proxy from the issuer too late to permit voting. In addition, if Babson Capital has outstanding sell orders on a particular security, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Babson Capital may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Babson Capital ultimately may decide not to vote those shares. Babson Capital may also be unable to vote proxies when the underlying securities have been lent out pursuant to a security lending program. This list of examples is not all-inclusive.

Administration of Proxy Voting Policy

Proxy Committee:	Babson Capital’s Executive Committee has created a standing sub-committee, known as the Proxy Committee. The Proxy Committee shall (1) review the Policy and Babson Capital’s implementation of the Policy, including ISS’s guidelines and how proxies have been voted, at least annually to ensure that it serves its intended purpose, (2) recommend, based on such review, such amendments to the Policy, if any, as it deems necessary or appropriate to ensure that proxies are voted in clients’ best interests, (3) approve proxy voting form(s), and (4) provide for the disclosures required by the Record Keeping Requirements section below. The Proxy Committee may also designate one or more Proxy Committee members who shall each be individually authorized to vote proxies to the extent provided in the Proxy Voting Procedures section of this Policy.

Proxy Administrator:	Babson Capital’s Executive Committee Chair shall designate one or more Proxy Administrators (each, a “Proxy Administrator”). The Proxy Administrator shall have such responsibilities as are set forth in the Policy and such additional responsibilities as may be provided for by the Proxy Committee.

Operating Procedures

New Account Procedures:	Babson Capital’s investment management agreements for separate account management generally convey the authority to vote proxies to Babson Capital. When the agreement states that the client has delegated proxy-voting authority to Babson Capital, Babson Capital will vote such proxies in accordance with the Policy. In the event a client makes a written request that Babson Capital vote in accordance with such client’s proxy voting instruction, Babson Capital will vote that client’s securities as instructed by the client. In the event an investment management agreement is silent on the matter, Babson Capital should get written confirmation from such client as to its preference, where possible. Because proxy voting is integral to the investment process, Babson Capital takes the position that it will assume proxy voting responsibilities in those situations where the agreement is silent and the client has provided no written instructions as to its preferences.

Handling of Proxies:	Proxy statements and proxy cards are typically routed directly to Babson Capital’s proxy voting service provider, ISS. In the event a Babson Capital associate receives a proxy statement or proxy card, the associate should immediately forward said statement or card to the designated Proxy Administrator who will create a record of receipt, route the materials for review, maintain a record of all action taken and post votes as instructed within the Policy.

Voting Proxies:

Babson Capital will vote all client proxies for which it has proxy voting discretion in accordance with ISS’s recommendation or Guidelines, unless (i) a person authorized by the Proxy Committee (each, a “Proxy Analyst”), the Proxy Committee or a designated member of the Proxy Committee, as applicable, determines that it is in its clients’ best interests to vote against ISS’s recommendation or Guidelines or (ii) Babson Capital is unable or determines not to vote a proxy in accordance with the Policy. In these cases:

If (i) a Proxy Analyst recommends that a proxy should be voted against ISS’s recommendation or Guidelines, (ii) no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and (iii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator, the Proxy Administrator will vote the proxy or post the proxy for voting in accordance with the Proxy Analyst’s recommendation. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Analyst or Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict personal to him or her self or a Babson Capital Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS’s recommendation or Guidelines only if the Proxy Committee determines that such vote is in the clients’ best interests.

Nothing herein shall preclude Babson Capital from splitting a vote among different advisory clients in those cases where Babson Capital deems this appropriate.

No associate, officer, director or board of managers member of Babson Capital or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson Capital votes client proxies, unless such person has been requested to provide such assistance by a Proxy Analyst or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson Capital’s CCO or General Counsel. Additionally, any questions or concerns regarding proxy-solicitor arrangements should be addressed to Babson Capital’s CCO and/or legal counsel or their respective designees.

Required Disclosures/ Client Request for Information:	Babson Capital shall include a summary of this Policy in its Form ADV Part II, as well as instructions as to how an advisory client may request a copy of this Policy and/or a record of how Babson Capital voted the client’s proxies. Any client requests for copies of this Policy or a record of how Babson Capital voted the client’s proxies shall be directed to the designated Proxy Administrator, who shall provide the information to the appropriate client service representative in order to respond to any such client in a timely manner.

Documents and Controls

Record Keeping:	For all client proxies voted by Babson Capital through ISS, Babson Capital has contracted with ISS to retain all proxy statements, research, recommendations, and records of votes cast on behalf of clients for such time periods set forth in the SEC Rule 204-2 under the Advisers Act.

For proxies received with respect to which ISS has not provided Babson Capital with a recommendation, such information shall be retained by the Proxy Administrator receiving the proxy for such time periods set forth in the SEC Rule 204-2.

To the extent that proxy records relate to proxies voted on behalf of an investment company for which Babson Capital serves as investment adviser, the Babson Capital legal department will file Form N-PX with the Securities and Exchange Commission annually and retain the required records related to said filing.

In addition, the Proxy Administrator shall retain or cause to be retained for such time periods as set forth in the SEC Rule 204-2:

•	The Policy and any amendments thereto;

•	A copy of ISS’s proxy voting guidelines;

•	All proxy voting forms (including any related document created by the Proxy Analyst or the Proxy Committee that was material to making a decision on how to vote the proxy);

•	All records of client written requests for proxy voting information and the responses thereto; and

•	All records relating to proxy voting decisions by the Proxy Analyst, Proxy Committee member or Proxy Committee, including any situation where Babson Capital votes against the recommendation of ISS.

Conflict Resolution and Escalation Process:	All associates shall immediately report any breach of this Policy to their designated Babson Capital department head and to the Babson Capital Compliance Department.

Babson Capital’s Compliance Department may grant exceptions to any provision of this Policy so long such exceptions are consistent with the purpose of the Policy and applicable law, documented and retained for the period required. Any questions regarding the applicability of this Policy should be directed to the Babson Capital Compliance Department.

Baring Asset Management Group Companies

Proxy Voting Policies and Procedures

Functional Responsibility

Investment Managers

Global Events Department

Proxy Voting Committee

Baring Asset Management Group Companies

(the “Companies”)

Proxy Voting Policies and Procedures

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that they manage for many of their clients. The Companies will vote client proxies in accordance with the procedures set forth below unless the client retains in writing the right to vote proxies or the Companies determine that any benefit the client may gain from voting a proxy would be outweighed by the costs associated therewith. For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that they manage for those clients’ accounts. For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on ERISA client securities unless the ERISA clients have explicitly retained the obligation to do so. The Companies also vote proxies for those clients who have invested in certain commingled funds, but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank and Trust (“State Street”), as State Street retains authority to vote proxies for those clients. To ascertain whether a particular client has delegated proxy voting responsibility to the Companies, please contact the Global Events Department or Legal and Compliance Department.

The Companies reserve the right to amend these Proxy Voting Policies and Procedures from time to time without prior notice to their clients.

Special Circumstances When Proxy Votes May Not Be Cast

In some cases, the Companies may determine that it is not in the best economic interests of clients to vote proxies. For example, some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to the wishes of the Companies’ clients.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies linked to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting clients’ shares against the cost of voting.

In these instances, the Global Events Department will notify the appropriate portfolio managers of the costs or restrictions that may apply in voting proxies. Portfolio managers, with guidance from the Proxy Committee if desired, will weigh the economic benefit to the Companies’ clients of voting those proxies against the cost of doing so. The Global Events Department shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of the Companies.

Institutional Shareholder Services (“ISS”)

The Companies have contracted with ISS, an independent third party service provider, to vote the Companies’ clients’ proxies according to ISS’s proxy voting recommendations. ISS will also provide proxy analysis, vote recommendations, vote execution and record-keeping services for clients for which the Companies have proxy voting responsibility.

The clients’ custodians forward proxy materials to ISS for those clients who rely on the Companies to vote proxies. ISS forwards proxy proposals along with ISS proxy analysis and vote recommendations to the

Companies. The Companies maintain standing instructions that direct ISS to vote all proxies in accordance with ISS recommendations.

The Companies and ISS hold service review meetings twice a year. During these meetings ISS are asked to confirm that their policies and controls, including those relating to conflicts of interest, have operated effectively during the period and that they have advised us of any occasions where they have been conflicted.

ISS Conflict of Interest

There may be instances when ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest. In these situations, the applicable portfolio manager will review the issue and, if the Companies do not also have a conflict of interest, direct the Global Events Department to direct ISS how to vote the proxies. If the Companies have a conflict of interest, the Companies, in their sole discretion, shall either engage an independent third party to provide a vote recommendation or contact the client for direction as to how to vote the proxies.

The Companies retain a copy of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest (as amended or updated from time to time, the “ISS Conflict Policy”), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates. The Companies believe that the ISS Conflict Policy contains policies and procedures that are reasonably designed to minimize any such potential conflicts of interest. The Proxy Voting Committee review the ISS Conflict Policy on an annual basis to confirm that it remains reasonably designed to minimise conflicts of interest.

Override of ISS Recommendation

There may be occasions where the Companies’ portfolio managers seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that the Companies’ portfolio managers disagree with an ISS recommendation on a particular voting issue, the appropriate portfolio manager shall document in writing the reasons that the portfolio manager believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Global Events Department.

The Global Events Team shall review the rationale stated to ensure that it is expressed in clear, understandable and complete sentences. Any concerns should be returned to the Portfolio Manager for clarification and revision of the rationale. The Global Events Team shall ensure that when the company is a client of Barings and we wish to vote with the company contrary to the recommendation of ISS, that the procedure set out in this policy under ‘Conflicts of Interest’ is followed.

Responsibility for the provision of a clear rationale for each occasion when ISS recommendation is not to be followed rests with the Portfolio Manager. The Proxy Voting Committee at each meeting will collectively review and approve the rationale given. If any rationale is judged to be inadequate, further clarification will be requested from the Portfolio Manager.

The Global Events Team can refer the matter to the Proxy Committee where they are concerned with the rationale for overriding ISS recommendations.

Special Client Instructions

There are instances when a client has instructed the Companies how they would like the Companies to vote proxies on particular issues of corporate governance or other matters. The Companies will be responsible for voting in accordance with the client instructions. The Global Events Department will maintain a list of clients that have provided the Companies with special proxy voting instructions, and will ensure that the client’s account is set up as a segregated account with ISS. Furthermore, the Global Events Department is responsible for sending a request form to the Client Service Representative responsible for that client to obtain from the Client Service Representative the specific voting instructions on behalf of that client.

Proxy Committee

The Companies have established a Proxy Voting Committee, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A list of the current members of the Proxy Voting Committee is attached hereto as Schedule A. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The Proxy Committee meetings may be conducted in person, telephonically, or via electronic communication (e-mail). A member of the Global Events Department will manage the proxy voting process, which includes the taking of minutes of the Proxy Committee, the voting of proxies, and the maintenance of appropriate records.

The Global Events Department shall call Proxy Committee meetings, prior to the casting of a vote, to review votes where ISS is conflicted. In these situations, the Proxy Committee shall meet to review the issue and direct ISS how to vote the proxy. The Proxy Committee shall review information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall describe any real or perceived conflict of interest and any procedures used to address such conflict of interest.

The Global Events Department shall also call quarterly Proxy Committee meetings to: (i) monitor the Companies’ adherence to these Procedures; (ii) review votes against ISS recommendations or where ISS was conflicted; (iii) review the list of client requests for a copy of these Procedures and/or the proxy voting record; and (iv) review new corporate governance issues and industry trends and determine whether changes to these Procedures are necessary or appropriate.

Conflicts of Interest—general

To avoid voting proxies in circumstances where the Companies have or may have any conflict of interest, real or perceived, the Companies have contracted with ISS to provide proxy analysis, vote recommendations and voting of proxies, as discussed herein. In instances where ISS has recused itself and makes no recommendation on a particular matter the portfolio manager can direct the Global Events department to direct ISS how to vote proxies assuming the portfolio manager and the Proxy Committee confirm the Companies are not conflicted. If an override submission is requested by a portfolio manager, the Proxy Committee shall determine how the proxy is to be voted, in which case the Proxy Committee will determine whether a conflict of interest exists and that the rationale to vote against ISS is reasonable and is in the best interests of clients.

There may be occasions when a portfolio manager and/or member of its team who are involved in the proxy voting decision may have a conflict of interest, or the Companies have a business relationship with the company soliciting the proxy. A person shall not be considered to have a conflict of interest if the person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any person with actual knowledge of a conflict of interest relating to a particular item shall disclose that conflict to the Global Events Department.

The following are examples of situations where a conflict of interest may exist:

•	The company soliciting the proxy is a client of the Companies;

•	The company soliciting the proxy is an affiliate of the Companies;

•	An employee of the Companies is a also a director, officer or employee of the company soliciting the proxy; and

•	A portfolio manager and/or a partner/spouse of a SIT member, who is involved in making the voting decision is a director, officer, or employee of the company soliciting the proxy.

To monitor the above examples of where a conflict of interest may exist, the Global Events Department is responsible for maintaining a list of all publicly traded clients (and the client’s parent company) of the Companies. The Companies currently have no affiliates that are publicly traded companies. The London Legal Department shall maintain a list of all employees of the Companies who are directors or officers of publicly traded companies, and shall advise, as applicable, the London Head of Compliance, who will then advise the Global Events Department. The portfolio manager and members of the SIT who are involved in the voting decision are responsible for notifying the Global Events Department, via the proxy voting form, if said portfolio manager, member or said member’s partner/spouse is a director, officer or employee of the company soliciting the proxy or if the SIT member is aware of any other possible real or perceived conflicts of interest.

The Companies have a duty to vote proxies in the best interests of their clients. Therefore, in situations where there is a real or perceived conflict of interest, the Companies will either vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service, or disclose the conflict to the client and obtain the client’s direction to vote the proxy.

Conflicts of interest—Barings Mutual Funds

Discretionary Clients

Where the IMA requires it OR for UK mutual funds, we cannot vote our Clients’ holdings of any mutual funds or other securities managed or advised by Barings or any other member of the MassMutual group—an “In-House Vote”—unless we have obtained the relevant Client’s prior instructions on how to vote that particular holding—and irrespective of whether we are voting in line with ISS’s recommendation.

In this scenario, each Client will need to be contacted and their specific instructions sought on how we should vote. These instructions should be obtained in accordance with any applicable requirements as regards obtaining instructions as specified in the relevant IMA / Authorised Signatory list, with appropriate records maintained to demonstrate that this has been done.

The default position will be that it is assumed the client must be contacted unless proved otherwise (note: for UK mutual funds we must always contact the clients). Where the IMA does not require the client to be contacted, then we can only vote in line with ISS recommendations. If the Portfolio Manager wishes to override ISS recommendations they must get the written agreement of the client.

Mutual Funds

In a situation where one Barings mutual fund is invested in another Barings mutual fund then the following process should be followed.

UK Funds. These units cannot be voted. This is in accordance with FSA requirements.

Non UK Funds. Voting should be undertaken in accordance with the provisions stated in the general ‘Conflict of Interest’ section above. If a Portfolio Manager wishes to override ISS (or another independent third party) recommendation then this will be referred to the Proxy Voting Committee for review. Any decision by the Proxy Voting Committee to override the recommendation of an independent third party must demonstrate why it is considered to be in the interests of Barings’ clients.

ISS Proxy Voting Guidelines

A copy of ISS’s proxy voting guidelines can be found on the ISS Website at http://www.issproxy.com/policy/2006policy.jsp.

Proxy Voting Policies and Procedures and Voting Records

A copy of these Proxy Voting Policies and Procedures as well as a record of how proxies have been voted for a client’s account will be provided to the client upon request. Clients may request a copy of these Proxy Voting Policies and Procedures and information about how the Companies voted proxies on the client’s behalf by contacting their client service representative.

Recordkeeping

The Companies must retain the following documentation as it relates to proxy voting:

1.	Copies of all Proxy Voting policies & Procedures;

2.	A copy of each proxy statement received regarding client securities;

(An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser’s behalf, a copy of a proxy statement (provided that the adviser has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.)

3.	A record of each vote cast on behalf of a client;

(An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser’s behalf, a record of the vote cast, provided that the adviser has obtained an undertaking from the third party to provide a copy of the record promptly upon request.)

4.	A copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.	A copy of each written request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

The above records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the adviser. The Companies rely on ISS and the Global Events Department to maintain the above records.

APPENDIX A

PROXY VOTING COMMITTEE MEMBERS

1.	Team Leader—Global Events Department (London)

2.	Head of Market Activities (London)

3.	Head of Equities (London)

4.	Head of Compliance (London)

5.	Head of Investment Operations (London)

6.	Head of Compliance (Boston)

Proxy Voting Policies and Procedures

Summary of Revisions

Effective Date: May 1, 2006

Date of Last Annual Review:

Date of Last Periodic Review: January 2008

Date of Change	Page	Section/Paragraph	Summary of Change
March 2006			Revised entire policy to vote with ISS recommendations.

December 2006	4	Override of ISS recommendations	Overrides will be reviewed by Global Events rather than PVC. PVC will review quarterly retrospectively

December 2006	7	Conflict of interest— mutual funds	New section added to clarify process for addressing conflicts of interest on Barings (or affiliated) mutual funds

December 2006	9	Appendix A	Removal of names of members to prevent unnecessary updating

April 2007	5	Proxy Committee paragraph 2	Deletion of contradictory statements regarding Overrides of ISS recommendations

January 2008	4	ISS Conflicts of interest	New section added to clarify oversight of ISS conflicts policy

OFI INSTITUTIONAL ASSET MANAGEMENT, INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of August 26, 2008) and

PROXY VOTING GUIDELINES (as of August 26, 2008)

These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OFI Institutional Asset Management, Inc. and its subsidiary, Trinity Investment Management Corporation (“OFII”) in voting portfolio proxies relating to securities held by clients, including separately managed accounts, private funds and registered investment companies advised or sub-advised by OFII (“Fund(s)”). References in the Proxy Voting Policies and Procedures and Guidelines to “Board of Directors/Trustees” and “OFI Fund Board(s)” shall be deemed to be references to OFII and OFII shall be deemed (i) the party responsible for taking any action or making any determination required to be made by the “Board of Directors/Trustees” and/or “OFI Fund Board(s)”, and/or (ii) the party with discretion to take any action or make any determination reserved to the discretion of the “Board of Directors/Trustees” and/or “OFI Fund Board(s)”. For avoidance of doubt, the term “OFI” shall refer to OppenheimerFunds, Inc., and any subsidiary registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act” or exempt from registration under the Advisers and which provides proxy voting services to client accounts.

A. Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the sub-advised fund.

Tremont Fund (Fund-of-Hedge Funds) OFI’s Tremont Fund (the “Tremont Fund”) is structured as a fund-of-hedge funds and invests its assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). The Tremont Fund has delegated voting of portfolio proxies (if any) for its portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Fund.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Fund). Therefore, the Tremont Fund’s interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Fund and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B. Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2. Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3. Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•

If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•

If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5. Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6. Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D. Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

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any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E. Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F. Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Appendix A

OppenheimerFunds, Inc. and Oppenheimer Funds

Portfolio Proxy Voting Guidelines

(dated as of August 26, 2008)

1.	OPERATIONAL ITEMS

1.1	Amend Quorum Requirements.
•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.2	Amend Minor Bylaws.
•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

1.3	Change Company Name.
•	Vote WITH Management

1.4	Change Date, Time, or Location of Annual Meeting.
•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.5	Transact Other Business.
•	Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

1.6	Ratifying Auditors
•	Vote FOR Proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent,
•	Fees for non-audit services are excessive,
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, or
•

Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
•	Vote AGAINST shareholder proposals asking for audit firm rotation
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees
•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
•	Composition of the board and key board committees

•	Attendance at board meetings
•	Corporate governance provisions and takeover activity
•	Long-term company performance relative to a market index
•	Directors’ investment in the company
•	Whether the chairman is also serving as CEO
•	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:
•	Attend less than 75% of the board and committee meetings without a valid excuse.
•	Implement or renew a dead-hand or modified dead-hand poison pill
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
•	Failed to act on takeover offers where the majority of the shareholders tendered their shares.
•	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.
•	Are audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
•	The non-audit fees paid to the auditor are excessive
•

A material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms, or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

•

Are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	There is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy,
•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan,
•	The company fails to submit one-time transfers of stock options to a shareholder vote,
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders,
•	The company has inappropriately backdated options, or
•	The company has egregious compensation practices.
•	Enacted egregious corporate governance policies or failed to replace management as appropriate.
•	Are inside directors or affiliated outside directors; and the full board is less than majority independent.
•

Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company). Vote should be WITHHELD only at their outside board elections.

•	Serve on more than five public company boards. (The term “public company” excludes an investment company.)

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):
•	If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.
•

If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size
•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.
•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board
•	Vote AGAINST proposals to classify the board.
•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4	Cumulative Voting
•	Vote FOR proposal to eliminate cumulative voting.
•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5	Require Majority Vote for Approval of Directors

•

OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.6	Director and Officer Indemnification and Liability Protection
•

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated. Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts. Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

2.7	Establish/Amend Nominee Qualifications
•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8	Filling Vacancies/Removal of Directors.
•	Vote AGAINST proposals that provide that directors may be removed only for cause.
•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9	Independent Chairman (Separate Chairman/CEO)
•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties
•	Two-thirds independent board
•	All-independent key committees
•	Established governance guidelines
•

The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10	Majority of Independent Directors/Establishment of Committees
•

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11	Open Access
•

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.12	Stock Ownership Requirements
•

Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:
•	Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of: Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.13	Age or Term Limits
•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections
•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
•	Long-term financial performance of the target company relative to its industry
•	Management’s track record
•	Background to the proxy contest
•	Qualifications of director nominees (both slates)
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met
•	Stock ownership position

3.2	Reimbursing Proxy Solicitation Expenses

•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting
•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.
•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent
•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills
•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4	Shareholder Ability to Act by Written Consent
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5	Shareholder Ability to Call Special Meetings
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6	Establish Shareholder Advisory Committee
•	Vote on a CASE-BY-CASE basis.

4.7	Supermajority Vote Requirements
•	Vote AGAINST proposals to require a supermajority shareholder vote.
•	Vote FOR proposals to lower supermajority vote requirements.

5.0	Mergers and Corporate Restructurings

5.1	Appraisal Rights
•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases
•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
•	Purchase price
•	Fairness opinion
•	Financial and strategic benefits
•	How the deal was negotiated
•	Conflicts of interest
•	Other alternatives for the business
•	Non-completion risk

5.3	Asset Sales
•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
•	Impact on the balance sheet/working capital
•	Potential elimination of diseconomies
•	Anticipated financial and operating benefits
•	Anticipated use of funds
•	Value received for the asset
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interest

5.4	Bundled Proposals
•

Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities
•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
•	Dilution to existing shareholders’ position
•	Terms of the offer
•	Financial issues
•	Management’s efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest

•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company
•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
•	The reasons for the change
•	Any financial or tax benefits
•	Regulatory benefits
•	Increases in capital structure
•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.
•	Adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions
•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:
•	Offer price/premium
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interests
•	Other alternatives/offers considered
•	Non-completion risk
•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock),
•	Cash-out value,
•	Whether the interests of continuing and cashed-out shareholders are balanced, and
•	The market reaction to public announcement of the transaction.

5.9	Joint Venture
•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
•	Percentage of assets/business contributed
•	Percentage of ownership
•	Financial and strategic benefits
•	Governance structure
•	Conflicts of interest
•	Other alternatives
•	Non-completion risk

5.10	Liquidations
•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
•	Prospects of the combined company, anticipated financial and operating benefits
•	Offer price (premium or discount)
•	Fairness opinion
•	How the deal was negotiated
•	Changes in corporate governance
•	Change in the capital structure
•	Conflicts of interest

5.12	Private Placements/Warrants/Convertible Debenture
•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
•	Dilution to existing shareholders’ position
•	Terms of the offer
•	Financial issues
•	Management’s efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest
•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13	Spinoffs
•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
•	Tax and regulatory advantages
•	Planned use of the sale proceeds
•	Valuation of spinoff
•	Fairness opinion
•	Benefits to the parent company
•	Conflicts of interest
•	Managerial incentives
•	Corporate governance changes
•	Changes in the capital structure

5.14	Value Maximization Proposals
•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control
•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions
•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions
•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions
•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions
•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions
•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail
•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals
•

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions
•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes
•

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock
•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization
•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
•

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock
•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

7.4	Issue Stock for Use with Rights Plan
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5	Preemptive Rights
•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock
•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.
•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)
•

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•

Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7	Pledge of Assets for Debt (Generally Foreign Issuers)
•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8	Recapitalization
•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
•	More simplified capital structure
•	Enhanced liquidity
•	Fairness of conversion terms
•	Impact on voting power and dividends
•	Reasons for the reclassification
•	Conflicts of interest
•	Other alternatives considered

7.9	Reverse Stock Splits
•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.
•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10	Share Purchase Programs
•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.11	Stock Distributions: Splits and Dividends
•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12	Tracking Stock
•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans
•	Vote compensation proposals on a CASE-BY-CASE basis.
•	In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2	Director Compensation
•

Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer;
•	Vesting schedule or mandatory holding/deferral period:
•	A minimum vesting of three years for stock options or restricted stock, or
•	Deferred stock payable at the end of a three-year deferral period;
•	Mix between cash and equity:
•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity, or
•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;
•	No retirement/benefits and perquisites provided to non-employee directors; and
•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3	Bonus for Retiring Director
•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan
•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash
•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	Pre-Arranged Trading Plans (10b5-1 Plans)
•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K,
•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board,
•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan,
•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan,
•	An executive may not trade in company stock outside the 10b5-1 Plan, and
•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7	Management Proposals Seeking Approval to Reprice Options
•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation

8.8	Employee Stock Purchase Plans
•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•	Votes FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85% of fair market value
•	Offering period is 27 months or less
•	The number of shares allocated to the plan is 10% or less of the outstanding shares
•	Votes AGAINST employee stock purchase plans where any of the following apply:
•	Purchase price is at least 85% of fair market value
•	Offering period is greater than 27 months
•	The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10	Employee Stock Ownership Plans (ESOPs)
•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
•	Vote on a CASE-BY-CASE basis.

8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal
•	Vote on a CASE-BY-CASE basis considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
•	Relative Considerations:
•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;
•	Evaluation of peer groups used to set target pay or award opportunities;
•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).
•	Design Considerations:
•	Balance of fixed versus performance-driven pay;
•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
•	Communication Considerations:
•

Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

8.13	401(k) Employee Benefit Plans
•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14	Shareholder Proposals Regarding Executive and Director Pay
•

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.
•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15	Performance-Based Stock Options
•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or
•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.16	Pay-for-Performance
•

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance-driven?
•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?
•	What type of industry does the company belong to?
•	Which stage of the business cycle does the company belong to?

8.17	Golden Parachutes and Executive Severance Agreements
•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
•	The parachute should be less attractive than an ongoing employment opportunity with the firm
•	The triggering mechanism should be beyond the control management
•	The amount should not exceed three times base salary plus guaranteed benefits
•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

8.18	Pension Plan Income Accounting
•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.19	Supplemental Executive Retirement Plans (SERPs)
•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.20	Claw-back of Payments under Restatements
•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
•	The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement
•	The nature of the proposal where financial restatement is due to fraud
•	Whether or not the company has had material financial problems resulting in chronic restatements
•	The adoption of a robust and formal bonus/equity recoupment policy
•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.
•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.21	Tax Gross-Up Proposals
•

Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only for vote FOR a proposal that would clearly:
•	have a discernable positive impact on short-term or long-term share value, or
•	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:
•

prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business,

•

reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;
•

the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;
•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	whether the company’s analysis and voting recommendation to shareholders is persuasive;
•	what other companies have done in response to the issue;
•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal;
•	whether the subject of the proposal is best left to the discretion of the board;
•	whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMERFUNDS, INC.

OPPENHEIMER FUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of August 26, 2008) and

PROXY VOTING GUIDELINES (as of August 26, 2008)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A. Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the sub-advised fund.

Tremont Fund (Fund-of-Hedge Funds) OFI’s Tremont Fund (the “Tremont Fund”) is structured as a fund-of-hedge funds and invests its assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). The Tremont Fund has delegated voting of portfolio proxies (if any) for its portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Fund.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Fund). Therefore, the Tremont Fund’s interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Fund and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B. Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2. Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3. Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•

If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•

If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5. Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6. Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D. Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

•

any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E. Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F. Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Appendix A

OPPENHEIMERFUNDS, INC. AND OPPENHEIMER FUNDS

PORTFOLIO PROXY VOTING GUIDELINES

(dated as of August 26, 2008)

1.	OPERATIONAL ITEMS

1.1	Amend Quorum Requirements.
•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.2	Amend Minor Bylaws.
•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

1.3	Change Company Name.
•	Vote WITH Management

1.4	Change Date, Time, or Location of Annual Meeting.
•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.5	Transact Other Business.
•	Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

1.6	Ratifying Auditors
•	Vote FOR Proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent,
•	Fees for non-audit services are excessive,
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, or
•

Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
•	Vote AGAINST shareholder proposals asking for audit firm rotation
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees
•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
•	Composition of the board and key board committees
•	Attendance at board meetings

•	Corporate governance provisions and takeover activity
•	Long-term company performance relative to a market index
•	Directors’ investment in the company
•	Whether the chairman is also serving as CEO
•	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:
•	Attend less than 75% of the board and committee meetings without a valid excuse.
•	Implement or renew a dead-hand or modified dead-hand poison pill
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
•	Failed to act on takeover offers where the majority of the shareholders tendered their shares.
•	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.
•	Are audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
•	The non-audit fees paid to the auditor are excessive
•

A material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms, or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

•

Are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	There is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy,
•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan,
•	The company fails to submit one-time transfers of stock options to a shareholder vote,
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders,
•	The company has inappropriately backdated options, or
•	The company has egregious compensation practices.
•	Enacted egregious corporate governance policies or failed to replace management as appropriate.
•	Are inside directors or affiliated outside directors; and the full board is less than majority independent.
•

Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company). Vote should be WITHHELD only at their outside board elections.

•	Serve on more than five public company boards. (The term “public company” excludes an investment company.)

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):
•	If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.
•

If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size
•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.
•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board
•	Vote AGAINST proposals to classify the board.
•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4	Cumulative Voting
•	Vote FOR proposal to eliminate cumulative voting.
•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5	Require Majority Vote for Approval of Directors
•

OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.6	Director and Officer Indemnification and Liability Protection
•

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated. Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts. Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and
•	Only if the director’s legal expenses would be covered.

2.7	Establish/Amend Nominee Qualifications
•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8	Filling Vacancies/Removal of Directors.
•	Vote AGAINST proposals that provide that directors may be removed only for cause.
•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9	Independent Chairman (Separate Chairman/CEO)
•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties
•	Two-thirds independent board
•	All-independent key committees
•	Established governance guidelines
•

The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10	Majority of Independent Directors/Establishment of Committees
•

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11	Open Access
•

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.12	Stock Ownership Requirements
•

Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:
•

Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of: Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.13	Age or Term Limits
•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections
•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
•	Long-term financial performance of the target company relative to its industry
•	Management’s track record
•	Background to the proxy contest
•	Qualifications of director nominees (both slates)
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met
•	Stock ownership position

3.2	Reimbursing Proxy Solicitation Expenses
•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting
•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.
•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent
•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills
•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4	Shareholder Ability to Act by Written Consent
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5	Shareholder Ability to Call Special Meetings
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6	Establish Shareholder Advisory Committee
•	Vote on a CASE-BY-CASE basis.

4.7	Supermajority Vote Requirements
•	Vote AGAINST proposals to require a supermajority shareholder vote.
•	Vote FOR proposals to lower supermajority vote requirements.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights
•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases
•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
•	Purchase price
•	Fairness opinion
•	Financial and strategic benefits
•	How the deal was negotiated
•	Conflicts of interest
•	Other alternatives for the business
•	Non-completion risk

5.3	Asset Sales
•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
•	Impact on the balance sheet/working capital
•	Potential elimination of diseconomies
•	Anticipated financial and operating benefits
•	Anticipated use of funds
•	Value received for the asset
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interest

5.4	Bundled Proposals
•

Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities
•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
•	Dilution to existing shareholders’ position
•	Terms of the offer
•	Financial issues
•	Management’s efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest

•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company
•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
•	The reasons for the change
•	Any financial or tax benefits
•	Regulatory benefits
•	Increases in capital structure
•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.
•	Adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions
•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:
•	Offer price/premium
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interests
•	Other alternatives/offers considered
•	Non-completion risk
•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock),
•	Cash-out value,
•	Whether the interests of continuing and cashed-out shareholders are balanced, and
•	The market reaction to public announcement of the transaction.

5.9	Joint Venture
•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
•	Percentage of assets/business contributed
•	Percentage of ownership
•	Financial and strategic benefits
•	Governance structure
•	Conflicts of interest
•	Other alternatives
•	Non-completion risk

5.10	Liquidations
•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
•	Prospects of the combined company, anticipated financial and operating benefits
•	Offer price (premium or discount)
•	Fairness opinion
•	How the deal was negotiated
•	Changes in corporate governance
•	Change in the capital structure
•	Conflicts of interest

5.12	Private Placements/Warrants/Convertible Debenture
•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
•	Dilution to existing shareholders’ position
•	Terms of the offer
•	Financial issues
•	Management’s efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest
•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13	Spinoffs
•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
•	Tax and regulatory advantages
•	Planned use of the sale proceeds
•	Valuation of spinoff
•	Fairness opinion
•	Benefits to the parent company
•	Conflicts of interest
•	Managerial incentives
•	Corporate governance changes
•	Changes in the capital structure

5.14	Value Maximization Proposals
•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control
•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions
•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions
•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions
•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions
•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions
•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail
•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals
•

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions
•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes
•

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock
•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization
•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
•

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock
•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

7.4	Issue Stock for Use with Rights Plan
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5	Preemptive Rights
•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock

•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.
•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)
•

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
•

Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7	Pledge of Assets for Debt (Generally Foreign Issuers)
•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8	Recapitalization
•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
•	More simplified capital structure
•	Enhanced liquidity
•	Fairness of conversion terms
•	Impact on voting power and dividends
•	Reasons for the reclassification
•	Conflicts of interest
•	Other alternatives considered

7.9	Reverse Stock Splits
•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.
•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10	Share Purchase Programs
•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.11	Stock Distributions: Splits and Dividends
•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12	Tracking Stock
•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans
•	Vote compensation proposals on a CASE-BY-CASE basis.
•

In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2	Director Compensation
•

Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer;
•	Vesting schedule or mandatory holding/deferral period:
•	A minimum vesting of three years for stock options or restricted stock, or
•	Deferred stock payable at the end of a three-year deferral period;
•	Mix between cash and equity:
•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity, or
•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;
•	No retirement/benefits and perquisites provided to non-employee directors; and
•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3	Bonus for Retiring Director
•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan
•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash
•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	Pre-Arranged Trading Plans (10b5-1 Plans)
•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K,
•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board,
•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan,
•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan,
•	An executive may not trade in company stock outside the 10b5-1 Plan, and
•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7	Management Proposals Seeking Approval to Reprice Options
•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation

8.8	Employee Stock Purchase Plans
•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•	Votes FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85% of fair market value
•	Offering period is 27 months or less
•	The number of shares allocated to the plan is 10% or less of the outstanding shares
•	Votes AGAINST employee stock purchase plans where any of the following apply:
•	Purchase price is at least 85% of fair market value
•	Offering period is greater than 27 months
•	The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10	Employee Stock Ownership Plans (ESOPs)
•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
•	Vote on a CASE-BY-CASE basis.

8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal
•	Vote on a CASE-BY-CASE basis considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
•	Relative Considerations:
•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;
•	Evaluation of peer groups used to set target pay or award opportunities;
•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).
•	Design Considerations:
•	Balance of fixed versus performance-driven pay;
•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
•	Communication Considerations:
•

Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

8.13	401(k) Employee Benefit Plans
•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14	Shareholder Proposals Regarding Executive and Director Pay
•

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15	Performance-Based Stock Options
•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or
•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.16	Pay-for-Performance
•

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance-driven?
•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?
•	What type of industry does the company belong to?
•	Which stage of the business cycle does the company belong to?

8.17	Golden Parachutes and Executive Severance Agreements
•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
•	The parachute should be less attractive than an ongoing employment opportunity with the firm
•	The triggering mechanism should be beyond the control management
•	The amount should not exceed three times base salary plus guaranteed benefits
•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

8.18	Pension Plan Income Accounting
•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.19	Supplemental Executive Retirement Plans (SERPs)
•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.20	Claw-back of Payments under Restatements
•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
•	The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement
•	The nature of the proposal where financial restatement is due to fraud
•	Whether or not the company has had material financial problems resulting in chronic restatements
•	The adoption of a robust and formal bonus/equity recoupment policy
•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.
•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.21	Tax Gross-Up Proposals
•

Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only for vote FOR a proposal that would clearly:
•	have a discernable positive impact on short-term or long-term share value, or
•	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:
•

prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business,

•

reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;
•

the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;
•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	whether the company’s analysis and voting recommendation to shareholders is persuasive;
•	what other companies have done in response to the issue;
•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal;
•	whether the subject of the proposal is best left to the discretion of the board;
•	whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

Babson Capital Management LLC

Other Accounts Managed: Babson Capital’s portfolio managers are typically responsible for the day-to-day management of multiple accounts, including, among others, closed-end and open-end investment companies, as well as separate accounts for institutional clients (including foundations, endowments, pension funds and trusts) and high-net worth individuals.

•	The table below reflects assets managed by the institutional fixed income team, including:

Mary Wilson Kibbe

Ronald Desautels

David Nagle

William Awad

Charles Sanford

Douglas Trevallion

	Assets	# Accounts
Registered Investment Cos	$1,371,145,995	5
Other Commingled Funds	$135,605,650	1
Other Accounts	$4,684,245,912	21

Total	$6,190,997,558	27

•	The table below reflects assets managed by the following:

Jill Fields

	Assets	# Accounts
Registered Investment Cos	$0	0
Other Commingled Funds	$34,350,435	1
Other Accounts	$407,256,684	5

Total	$441,607,119	6

•	The table below reflects assets managed by the following:

Michael Farrell

Chris Cao

	Assets	# Accounts
Registered Investment Cos	$362,876,788	2
Other Commingled Funds	$0	0
Other Accounts	$60,283,322	2

Total	$423,160,110	4

*	Data as of October 31, 2009. None of the accounts charge a performance-based fee.

Material Conflicts of Interest: The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent a portfolio manager, Babson Capital and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

It is possible that an investment opportunity may be suitable for both a fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a fund because the account pays Babson Capital a performance-based fee or the portfolio manager, Babson Capital or an affiliate has an interest in the account. Babson Capital has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Babson Capital or an affiliate, and whether the account is public, private, proprietary or third party.

Potential material conflicts of interest may also arise related to the knowledge and timing of a fund’s trades, investment opportunities and broker selection. Portfolio managers may have information about the size, timing and possible market impact of a fund’s trades. It is theoretically possible that portfolio managers could use this information for their personal advantage and/or the advantage of other accounts they manage, or to the possible detriment of a fund. For example, a portfolio manager could front run a fund’s trade or short sell a security for an account immediately prior to a fund’s sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures governing employees’ personal securities transactions, the use of short sales, and trading between the fund and other accounts managed by the portfolio manager or accounts owned by Babson Capital or its affiliates.

With respect to securities transactions for the funds, Babson Capital determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Babson Capital manages certain other accounts, however, where Babson Capital may be limited by the client with respect to the selection of brokers or directed to trade such client’s transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Babson Capital has policies and procedures that address best execution and directed brokerage.

A portfolio manager may also face other potential conflicts of interest in managing a fund, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both a fund and the other accounts listed above.

Compensation: The compensation package for portfolio managers is comprised of base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the accounts managed by the portfolio manager relative to appropriate benchmarks and external competitive peer groups. Performance of the fund, like other accounts a portfolio manager manages, is evaluated on a pre-tax basis, and is reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the growth of assets under management, and the overall success of Babson Capital. Long-term incentives may take the form of deferred cash awards, phantom equity awards in Babson Capital (e.g., deferred cash awards that provide a portfolio manager with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award that results in the manager receiving amounts based on the amount of the performance fee paid by such fund (a “performance fee award”). These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because portfolio managers are generally responsible for multiple accounts (including the MML Funds), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

Ownership of Securities: The portfolio managers do not directly own any shares of the Funds, but may have an economic interest in the Funds due to their participation in a deferred compensation plan and/or 401(k) plan.

Baring International Investment Limited

Other Accounts Managed: David Bertocchi (the “Portfolio Manager”), who manages the assets of the MassMutual Premier Focused International Fund (the “Fund”), also managed other accounts at October 31, 2009, the number and assets of which are identified below.

Portfolio Manager	Account Category	Number of Accounts*	Approximate Asset Size*
David Bertocchi	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts Other Accounts with Performance Based Fees	5 2 9 0	$423.3 million $35.6 million $454.8 million N/A

Other Accounts Managed: Harjeet Heer and Dagmar Dvorak (the “Portfolio Managers”), who manage the assets of the MassMutual Premier International Bond Fund (the “Fund”), also managed other accounts at October 31, 2009, the number and assets of which are identified below.

Portfolio Manager	Account Category	Number of Accounts*	Approximate Asset Size*
Harjeet Heer	Registered investment companies Other pooled investment vehicles Other Accounts (Total) Other Accounts with Performance Based Fees	1 0 10 0	$60 million N/A $1.5 billion N/A

Dagmar Dvorak	Registered investment companies Other pooled investment vehicles Other Accounts (Total) Other Accounts with Performance Based Fees	4 0 5 0	$120 million N/A $275 million N/A

Other Accounts Managed: James Syme and Paul Wimborne (the “Portfolio Managers”), who manage the assets of the MassMutual Premier Strategic Emerging Markets Fund (the “Fund”), also managed other accounts at October 31, 2009, the number and assets of which are identified below.

Portfolio Manager	Account Category	Number of Accounts*	Approximate Asset Size*
James Syme	Registered investment companies Other pooled investment vehicles Other Accounts Other Accounts with Performance Based Fees	0 2 0 0	N/A $563.2 million N/A N/A

Paul Wimborne	Registered investment companies Other pooled investment vehicles Other Accounts Other Accounts with Performance Based Fees	0 2 0 0	N/A $184.5 million N/A N/A

*	Data as of October 31, 2009.

Material Conflicts of Interest: The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. Baring International Investment Limited (“Baring”) has identified areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

It is possible that an investment opportunity may be suitable for both a Fund and other accounts managed by the Portfolio Managers, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Baring has procedures in place to ensure fair treatment of clients in the allocation of trades. Trades are pre-allocated to the relevant accounts before the order is relayed to the broker. Monitoring is undertaken on a sample basis by compliance to verify that the procedures governing fair allocation and fair participation have been followed and that there are no related issues which give rise to any concerns.

Other conflicts of interest may arise as a result of the Portfolio Managers managing both a Fund’s investments and the investments of other accounts, and the above is not a complete description of every conflict of interest that could be deemed to exist.

Compensation: Baring’s philosophy on compensation focuses on allowing key employees to participate in the success of our firm. We are incentive oriented, in the sense that contribution to client results is more important than an individual’s title or longevity with the firm in determining their total compensation. There are three components to our compensation package.

•	A competitive base salary.

•

An annual bonus. For investment professionals, at least 2/3 of the bonus is based on investment performance. We have put in place a detailed analytical system which tracks the 1 and 3 year performance of our investment professionals. The remainder is a subjective assessment of the individual’s sharing of investment insights firm-wide and their efforts in client service. The benefits of this approach are in the transparency and accountability that this methodology brings.

•

An equity-based long-term incentive award. Approximately 100 key employees, including the majority of the investment staff, participate. Each year a significant portion of bonuses is invested directly in phantom equity in BAM. These shares are valued quarterly based on a formula linked to firm revenues, profits, and assets under management. Equity ownership in BAM is designed to promote a partnership culture within the organisation.

Ownership of Securities: The Portfolio Managers do not own any shares of the Funds.

OFI Institutional Asset Management, Inc.

“Other Accounts Managed” as of 10-31-09

MassMutual Premier Main Street Fund

Portfolio Manager	Registered Investment Companies Managed(3)	Total Assets in Registered Investment Companies Managed(1)	Other Pooled Investment Vehicles Managed(3)	Total Assets in Other Pooled Investment Vehicles Managed(1)	Other Accounts Managed(2)(3)	Total Assets in Other Accounts Managed(1)(2)
Manind Govil		$		$		$
Benjamin Ram		$		$		$

(1)	In millions
(2)	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics applicable to OFI Institutional employees, officers and directors.
(3)	None of the accounts have performance-based fees.

MassMutual Premier International Equity Fund

Portfolio Manager	Registered Investment Companies Managed(3)	Total Assets in Registered Investment Companies Managed(1)	Other Pooled Investment Vehicles Managed(3)	Total Assets in Other Pooled Investment Vehicles Managed(1)	Other Accounts Managed(2)	Total Assets in Other Accounts Managed(2)
George R. Evans	4	$3,329	2	$40	None	None

(1)	In millions
(2)	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics applicable to OFI Institutional employees, officers and directors.
(3)	None of the accounts have performance-based fees.

MassMutual Premier Value Fund

Portfolio Manager	Registered Investment Companies Managed(3)	Total Assets in Registered Investment Companies Managed(1)	Other Pooled Investment Vehicles Managed(3)	Total Assets in Other Pooled Investment Vehicles Managed(1)	Other Accounts Managed(2)(3)	Total Assets in Other Accounts Managed(1)(2)
John Damian	12	$7,682	1	$4	3	$152
Mitch Williams	9	$5,324	1	$4	4	$156

(1)	In millions
(2)	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics applicable to OFI Institutional employees, officers and directors.
(3)	None of the accounts have performance-based fees.

MassMutual Premier Discovery Value Fund

Portfolio Manager	Registered Investment Companies Managed(3)	Total Assets in Registered Investment Companies Managed(1)	Other Pooled Investment Vehicles Managed(3)	Total Assets in Other Pooled Investment Vehicles Managed(1)	Other Accounts Managed(2)(3)	Total Assets in Other Accounts Managed(1)(2)
John Damian	12	$7,872	1	$4	3	$152

(1)	In millions
(2)	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics applicable to OFI Institutional employees, officers and directors.
(3)	None of the accounts have performance-based fees.

MassMutual Premier Main Street Small Cap Fund

Portfolio Manager	Registered Investment Companies Managed(3)	Total Assets in Registered Investment Companies Managed(1)	Other Pooled Investment Vehicles Managed(3)	Total Assets in Other Pooled Investment Vehicles Managed(1)	Other Accounts Managed(2)(3)	Total Assets in Other Accounts Managed(1)(2)
Raman Vardharaj		$		$		$
Matthew P. Ziehl		$		$		$

(1)	In millions
(2)	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics applicable to OFI Institutional employees, officers and directors.
(3)	None of the accounts have performance-based fees.

MassMutual Premier Small Company Opportunities Fund

Portfolio Manager	Registered Investment Companies Managed(3)	Total Assets in Registered Investment Companies Managed(1)	Other Pooled Investment Vehicles Managed(3)	Total Assets in Other Pooled Investment Vehicles Managed(1)	Other Accounts Managed(2)(3)	Total Assets in Other Accounts Managed(1)(2)
Raman Vardharaj	18	$16,620	1	$40	1	$142
Matthew P. Ziehl	18	$16,620	1	$40	1	$142

(1)	In millions
(2)	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics applicable to OFI Institutional employees, officers and directors.
(3)	None of the accounts have performance-based fees.

Compensation of the Portfolio Managers

Type of Compensation Received	Criteria on which Compensation is Based
Salary	A base salary is paid to Portfolio Managers.

Bonus	An annual discretionary bonus is based on a number of factors, including short, medium and long term investment performance against appropriate benchmarks. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development.

Deferred Compensation	Portfolio Managers are eligible to participate in a deferred compensation plan.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	This consists of long-term awards of options and appreciation rights in regard to the common stock of OFI Institutional’s holding company parent.

Conflicts of Interest

The Portfolio Managers manage, and in the future may manage, other funds and accounts. Potentially, at times, those responsibilities may conflict with the interests of the Funds. Conflicts may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, a Fund’s investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between a Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by OFI Institutional have the same management fee or fee structure. If the management fee or fee structure of another fund or account is more advantageous to OFI Institutional than the fee or fee structure of the Fund, OFI Institutional could have an incentive to favor the other fund or account. OFI Institutional’s compliance procedures and Code of Ethics, however, recognize OFI Institutional’s fiduciary obligation to treat all of its clients, including the Funds, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Ownership of Securities

The Portfolio Managers do not own any shares of the Funds.

OppenheimerFunds, Inc.

“Other Accounts Managed” as of 10-31-09

MassMutual Premier Global Fund

Manager	Number Of Accounts	Total Assets(1)
Rajeev Bhaman
Registered investment companies:	7	$13,153
Other pooled investment vehicles:	5	$874
Accounts with Performance Based Fees:	None	None
Other accounts*:	2	$358

MassMutual Premier Capital Appreciation Fund

Manager	Number Of Accounts	Total Assets(1)
Marc Baylin
Registered investment companies:	6	$9,293
Other pooled investment vehicles:	2	$118
Accounts with Performance Based Fees:	None	None
Other accounts*:	1	$640

(1)	In millions.
*	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics applicable to Oppenheimer Funds, Inc. (“OFI”) employees, officers and directors.

Compensation of the Portfolio Managers

Each Fund’s Portfolio Managers are employed and compensated by OppenheimerFunds, Inc. (“the Manager”), not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. Each Portfolio Manager’s compensation consists of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of one other fund managed by the Portfolio Managers is different from the compensation structure of the Fund, described above. That fund’s compensation structure is based on the fund’s performance.

Conflicts of Interest

As indicated above, each of the Portfolio Managers manages, and in the future may manage, other funds. Potentially, at times, those responsibilities may conflict with the interests of the Fund. Conflicts may occur whether the investment strategies of the other fund are the same as, or different from, the Fund’s investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee or fee structure. If the management fee or fee structure of another fund is more advantageous to the Manager than the fee or fee structure of the Fund, the Manager could have an incentive to favor the other fund. However, the Manager’s compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Ownership of Securities

The Portfolio Managers do not own any shares of the Funds.

MassMutual Premier Funds

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)	Agreement and Declaration of Trust

	(1)	Agreement and Declaration of Trust (1)
	(2)	Amendment No. 1 to Agreement and Declaration of Trust (1)
	(3)	Amendment No. 2 to Agreement and Declaration of Trust (2)
	(4)	Amendment No. 3 to Agreement and Declaration of Trust (2)
	(5)	Amendment No. 4 to Agreement and Declaration of Trust (3)
	(6)	Amendment No. 5 to Agreement and Declaration of Trust (4)
	(7)	Amendment No. 6 to Agreement and Declaration of Trust (5)
	(8)	Amendment No. 7 to Agreement and Declaration of Trust (6)
	(9)	Amendment No. 8 to Agreement and Declaration of Trust (7)
	(10)	Amendment No. 9 to Agreement and Declaration of Trust (10)
	(11)	Amendment No. 10 to Agreement and Declaration of Trust (11)
	(12)	Amendment No. 11 to Agreement and Declaration of Trust (12)
	(13)	Amendment No. 12 to Agreement and Declaration of Trust (16)
	(14)	Amendment No. 13 to Agreement and Declaration of Trust (16)
	(15)	Amendment No. 14 to Agreement and Declaration of Trust (19)
	(16)	Amendment No. 15 to Agreement and Declaration of Trust (19)
	(17)	Amendment No. 16 to Agreement and Declaration of Trust (21)
	(18)	Amendment No. 17 to Agreement and Declaration of Trust (21)
	(19)	Amendment No. 18 to Agreement and Declaration of Trust (24)
	(20)	Amendment No. 19 to Agreement and Declaration of Trust (27)
	(21)	Amendment No. 20 to Agreement and Declaration of Trust (30)
	(22)	Amendment No. 21 to Agreement and Declaration of Trust (30)
	(23)	Amendment No. 22 to Agreement and Declaration of Trust (33)
	(24)	Amendment No. 23 to Agreement and Declaration of Trust (34)
	(25)	Amendment No. 24 to Agreement and Declaration of Trust is filed herein as Exhibit (a)(25)
	(26)	Amendment No. 25 to Agreement and Declaration of Trust is filed herein as Exhibit (a)(26)
	(27)	Amendment No. 26 to Agreement and Declaration of Trust is filed herein as Exhibit (a)(27)

(b)	By-Laws

	(1)	By-Laws of MassMutual Premier Funds (formerly, The DLB Fund Group,) (the “Trust”) (1)
	(2)	Amendment to Article 10 of the By-Laws of the Trust (17)

(c)	Instruments Defining Rights of Security Holders - See Exhibits (a) and (b)

(d)	Forms of Management Contracts

	(1)	Investment Management Agreement between the Trust and Massachusetts Mutual Life Insurance Company (“MassMutual”) relating to the Money Market Fund (22)
	(2)	Investment Management Agreement between the Trust and MassMutual relating to the Short-Duration Bond Fund (22)
	(3)	Investment Management Agreement between the Trust and MassMutual relating to the Inflation-Protected Bond Fund (now known as the Inflation-Protected and Income Fund) (22)
	(4)	Investment Management Agreement between the Trust and MassMutual relating to the Core Bond Fund (22)
	(5)	Amendment to Investment Management Agreement between the Trust and MassMutual relating to the Core Bond Fund (32)
	(6)	Investment Management Agreement between the Trust and MassMutual relating to the Diversified Bond Fund (22)
	(7)	Investment Management Agreement between the Trust and MassMutual relating to the Balanced Fund (22)
	(8)	Investment Management Agreement between the Trust and MassMutual relating to the Value Fund (22)
	(9)	Investment Management Agreement between the Trust and MassMutual relating to the Small Company Opportunities Fund (22)
	(10)	Investment Management Agreement between the Trust and MassMutual relating to the International Equity Fund (22)
	(11)	Amendment to the Investment Management Agreement between the Trust and MassMutual relating to the International Equity Fund (32)

	(12)	Investment Management Agreement between the Trust and MassMutual relating to the Enhanced Index Core Equity Fund (22)
	(13)	Investment Management Agreement between the Trust and MassMutual relating to the Enhanced Index Growth Fund (22)
	(14)	Investment Management Agreement between the Trust and MassMutual relating to the Enhanced Index Value Fund (22)
	(15)	Investment Management Agreement between the Trust and MassMutual relating to the High Yield Fund (22)
	(16)	Investment Sub-Advisory Agreement between MassMutual and Babson Capital Management LLC (“Babson”) relating to the Money Market Fund (22)
	(17)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Money Market Fund (33)
	(18)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Short-Duration Bond Fund (22)
	(19)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Short-Duration Bond Fund (33)
	(20)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Inflation-Protected Bond Fund (now known as the Inflation-Protected and Income Fund) (22)
	(21)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Inflation-Protected Bond Fund (now known as the Inflation-Protected and Income Fund) (33)
	(22)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Core Bond Fund (22)
	(23)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Core Bond Fund (33)
	(24)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Diversified Bond Fund (22)
	(25)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Diversified Bond Fund (33)
	(26)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Balanced Fund (22)
	(27)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Balanced Fund (29)
	(28)	Amendment Two to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Balanced Fund (33)
	(29)	Investment Sub-Advisory Agreement between MassMutual and OFI Institutional Asset Management, Inc. (“OFI Institutional”) relating to the Value Fund (26)
	(30)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Value Fund (33)
	(31)	Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Small Company Opportunities Fund (26)
	(32)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Small Company Opportunities Fund (33)
	(33)	Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the International Equity Fund (29)
	(34)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the International Equity Fund (33)
	(35)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Core Equity Fund (22)
	(36)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Core Equity Fund (29)
	(37)	Amendment Two to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Core Equity Fund (33)
	(38)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Growth Fund (22)
	(39)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Growth Fund (29)
	(40)	Amendment Two to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Growth Fund (33)
	(41)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Value Fund (22)
	(42)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Value Fund (29)
	(43)	Amendment Two to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Value Fund (33)
	(44)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the High Yield Fund (22)
	(45)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the High Yield Fund (33)
	(46)	Investment Management Agreement between the Trust and MassMutual relating to the Main Street Fund (22)
	(47)	Investment Management Agreement between the Trust and MassMutual relating to the Capital Appreciation Fund (22)
	(48)	Investment Management Agreement between the Trust and MassMutual relating to the Global Fund (22)
	(49)	Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Main Street Fund (29)
	(50)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Main Street Fund (33)
	(51)	Investment Sub-Advisory Agreement between MassMutual and OppenheimerFunds, Inc. (“OFI”) relating to the Capital Appreciation Fund (22)
	(52)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI relating to the Capital Appreciation Fund (33)
	(53)	Amendment Two to Investment Sub-Advisory Agreement between MassMutual and OFI relating to the Capital Appreciation Fund (33)
	(54)	Investment Sub-Advisory Agreement between MassMutual and OFI relating to the Global Fund (22)
	(55)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI relating to the Global Fund (33)
	(56)	Amendment Two to Investment Sub-Advisory Agreement between MassMutual and OFI relating to the Global Fund (33)
	(57)	Investment Management Agreement between the Trust and MassMutual relating to the Discovery Value Fund (formerly Mid-Cap Value Fund) (24)
	(58)	Investment Management Agreement between the Trust and MassMutual relating to the Focused International Fund (24)
	(59)	Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Discovery Value Fund (formerly Mid-Cap Value Fund) (26)
	(60)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Discovery Value Fund (formerly Mid-Cap Value Fund) (33)
	(61)	Investment Sub-Advisory Agreement between MassMutual and Baring International Investment Limited (“Baring”) relating to the Focused International Fund (24)
	(62)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Baring relating to the Focused International Fund (33)
	(63)	Investment Management Agreement between the Trust and MassMutual relating to the Main Street Small Cap Fund (27)
	(64)	Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Main Street Small Cap Fund (27)
	(65)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Main Street Small Cap Fund (33)
	(66)	Investment Management Agreement between the Trust and MassMutual relating to the International Bond Fund (30)
	(67)	Investment Sub-Advisory Agreement between MassMutual and Baring relating to the International Bond Fund (30)
	(68)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Baring relating to the International Bond Fund (33)
	(69)	Investment Management Agreement between the Trust and MassMutual relating to the Strategic Emerging Markets Fund (33)
	(70)	Investment Sub-Advisory Agreement between MassMutual and Baring relating to the Strategic Emerging Markets Fund (33)

(e)	Underwriting Contracts

	(1)	Principal Underwriter Agreement between the Trust and MML Distributors, LLC (27)
	(2)	Schedule A to the Principal Underwriter Agreement between the Trust and MML Distributors, LLC is filed herein as Exhibit (e)(2)
	(3)	Sub-Distributor’s Agreement between MML Distributors, LLC and OppenheimerFunds Distributor, Inc. (23)

(f)	Deferred Compensation Plan for Trustees of Registrant (34)

(g)	Custodian Agreements

	(1)	Custodian Agreement between the Trust and State Street Bank and Trust Company (“State Street”) (31)
	(2)	Appendix A to the Custodian Agreement between the Trust and State Street is filed herein as Exhibit (g)(2)

(h)	Other Material Contracts

	(1)	Transfer Agency and Service Agreement among the Trust, MassMutual and State Street (31)
	(2)	Appendix A to the Transfer Agency and Service Agreement among the Trust, MassMutual and State Street is filed herein as Exhibit (h)(2)
	(3)	Form of Administrative and Shareholder Services Agreement between the Trust and MassMutual (19)
	(4)	Amendment, dated February 23, 2006, to Administrative and Shareholder Services Agreements (27)
	(5)	Amendment, dated May 14, 2009, to Administrative and Shareholder Services Agreements is filed herein as Exhibit (h)(5)
	(6)	Form of Agreement and Plan of Reorganization (6) and (19)

(7)	Sub-Administration Agreement between MassMutual and State Street (31)
(8)	Appendix A to the Sub-Administration Agreement between MassMutual and State Street is filed herein as Exhibit (h)(8)
(9)	Expense Limitation Agreement between the Trust and MassMutual with respect to the Strategic Emerging Markets Fund (33)
(10)	Expense Limitation Agreement between the Trust and MassMutual (34)

(i)	Legal Opinions

	(1)	Opinion and Consent of Ropes & Gray LLP (12)
	(2)	Opinion and Consent of Ropes & Gray LLP (21)
	(3)	Opinion and Consent of Ropes & Gray LLP (21)
	(4)	Opinion and Consent of Ropes & Gray LLP (23)
	(5)	Opinion and Consent of Ropes & Gray LLP (24)
	(6)	Opinion and Consent of Ropes & Gray LLP (27)
	(7)	Opinion and Consent of Ropes & Gray LLP (30)
	(8)	Opinion and Consent of Ropes & Gray LLP (33)

(j)	Other Opinions

	(1)	Not Applicable

(k)	Omitted Financial Statements - Not Applicable

(l)	Letter of Understanding relating to Initial Capital (1)

(m)	Forms of Rule 12b-1 Plans

	(1)	Form of Class A Distribution and Service (Rule 12b-1) Plan (19)
	(2)	Form of Class Y Rule 12b-1 Plan (19)
	(3)	Form of Class L Rule 12b-1 Plan (19)
	(4)	Form of Class S Rule 12b-1 Plan (19)
	(5)	Form of Class N Rule 12b-1 Plan (19)

(n)	Amended and Restated Rule 18f-3 Plan relating to each series of the Trust (33)

(o)	(1)	Powers of Attorney for Nabil N. El-Hage, Maria D. Furman, Corine T. Norgaard and C. Ann Merrifield (26)

	(2)	Power of Attorney for Frederick C. Castellani (27)

(p)	Codes of Ethics

	(1)	Code of Ethics for Babson (34)
	(2)	Code of Ethics for the Trust, MassMutual and MML Distributors, LLC (34)
	(3)	Code of Ethics for OFI and OFI Institutional (31)
	(4)	Code of Ethics for Baring (29)

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 filed on February 19, 1997.
(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 filed on April 30, 1998.
(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on February 22, 1999.
(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 filed on April 22, 1999.
(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 filed on August 13, 1999.
(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 filed on October 29, 1999.
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 filed on January 14, 2000.
(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 filed on April 12, 2000.
(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 filed on June 19, 2000.
(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 filed on September 1, 2000.
(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed on October 19, 2000.
(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 21 filed on October 24, 2000.

(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on February 27, 2001.
(14)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 23 filed on April 11, 2001.
(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 24 filed on February 28, 2002.
(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on February 28, 2003.
(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 filed on February 27, 2004.
(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on July 30, 2004.
(19)	Incorporated by reference to Registrant’s Registration Statement on Form N-14, File No. 333-118009, filed on August 6, 2004.
(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 29 filed on October 13, 2004.
(21)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 filed on November 1, 2004.
(22)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 filed on December 29, 2004.
(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 filed on February 25, 2005.
(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on November 30, 2005.
(25)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 36 filed on March 1, 2006.
(26)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 38 filed on July 14, 2006.
(27)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed on September 26, 2006.
(28)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 40 filed on December 20, 2006.
(29)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed on February 28, 2007.
(30)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 filed on December 20, 2007.
(31)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 44 filed on February 29, 2008.
(32)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 45 filed on August 18, 2008.
(33)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 filed on October 31, 2008.
(34)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 filed on February 27, 2009.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily to offer investors both the opportunity to pursue long-term investment goals and the flexibility to respond to changes in their investment objectives and economic and market conditions. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years. MassMutual owned more than 25% of the outstanding shares of each series of the Trust and therefore is deemed to “control” each such series of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

4.	CML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%).

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, Inc. – 51% and Series Members – 49%).

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds an 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%).

1)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Real Estate Advisers Europe B.V. (October 31, 2008), a Dutch company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a licensed Dutch investment firm regulated by the Dutch Authority for Financial Markets.

b.	Cornerstone Real Estate Advisers Asia Limited (January 23, 2008), a Hong Kong company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.

c.	Cornerstone Acquisitions LLC (August 24, 2007), a Delaware limited liability company that was formed for the purpose of entering into purchase contracts for real property interests for the benefit of Cornerstone Real Estate Advisers LLC clients.

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Management Inc., a Delaware corporation that holds a “corporation” real estate license.

c.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

d.	Babson Capital Asia Limited (May 7, 2009), a Hong Kong company whose sole employee conducts market research for investment opportunities for Babson Capital Management LLC and Massachusetts Mutual Life Insurance Company.

e.	Babson Capital Australia Holding Company Pty Ltd. (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

1.)	Babson Capital Australia Pty Ltd. (October 16, 2009), an asset manager for Australian institutional investors.

f.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

c.)	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Mezzanine II Leveraged LP, Almack Mezzanine II Unleveraged LP and Almack Mezzanine Founder II LP.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MassMutual Holding LLC – 98.48%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds. (OppenheimerFunds Services, a division of OppenheimerFunds, Inc., operates as a transfer agent for the Oppenheimer funds).

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Trusts.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a broker-dealer and general distributor of the Oppenheimer funds.

3.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for closed-end funds managed by Oppenheimer and certain closed-end funds managed by MassMutual.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for the Centennial Trusts.

6.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages separate accounts for investors and also acts as the Program Manager and Investment Manager for several states’ 529 college savings and prepaid tuition plans.

7.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds International Distributor Limited (formerly known as OppenheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company. (Owned 95% by OFI Institutional Asset management, Inc. and 5% by OppenheimerFunds, Inc.).

8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a Dublin-based limited liability company that currently has no operations.

a.)	OFI Institutional Asset Management, Ltd., (February 6, 2007), an English-based limited liability company wholly-owned by OppenheimerFunds International, Ltd. that currently has no operations.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Limited, a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp., a Canadian company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

8.)	Tremont GP, Inc., a Delaware corporation.

6.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

8.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC).

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%).

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, 01% by Ling Sau Lei and .01% by Jones Leung).

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%).

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%).

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%).

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada –99.99% and MassMutual International LLC .01%).

a.)	Compañia de Seguros CorpVida S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual (Chile) Limitada – 33.49%).

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. 39.01%).

e.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 89.88%; MassMutual Asia Limited – 10.10%; and MassMutual Life Insurance Company – .02%).

1.)	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

f.	MassMutual Mercuries Insurance Agency Co., Inc., a Taiwan company which operates as a life insurance agency. (MassMutual International LLC – 50%).

9.	MassMutual Assignment Company (Oct. 4 2000), a North Carolina corporation which operated a structured settlement business.

10.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

11.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Limited, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

b.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

c.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

d.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

e.)	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

ii.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

aa.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

bb.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

cc.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

dd.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

ee.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland. This company is in liquidation.

ff.	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

gg.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

iii.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

iv.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

12.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

13.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide.

a.	Winmark Special Finance LLC (May 18, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets.

b.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

c.	WEF Seller LLC 2006-A (January 26, 2007), a Delaware limited liability company that previously held a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

1.)	WEF Issuer LLC 2006-A (October 17, 2005), a Delaware limited liability company that holds and manages equipment-related assets and makes payments on certain notes.

J.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

K.	MML ABN Separate Account Holding Company LLC (September 9, 2008), a Delaware limited liability company which serves as an investment vehicle for a MassMutual separate account.

L.	MML ABN Separate Account Holding Company II LLC (September 9, 2008), a Delaware limited liability company which serves as an investment vehicle for a MassMutual separate account.

M.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

N.	MML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

O.	PL-Apts, LLC (December 18, 2008), a Delaware limited liability company formed for the purpose of owning an apartment complex in Nashville, Tennessee.

P.	CV-APTS, LLC (March 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

Q.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. (MassMutual holds an 81.39% interest and C.M. Life holds an 18.61% interest).

R.	CB APTS, LLC (April 16, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

S.	MP-APTS, LLC (April 1, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

T.	MW-APTS, LLC (April 14, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

U.	WW-APTS, LLC (July 9, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

V.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

ITEM 25. INDEMNIFICATION

Article VIII (Sections 1, 2 and 3) of Registrant’s Agreement and Declaration of Trust provides as follows with respect to indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities:

Section 1. Trustees, Officers, Etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 3. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

(a) The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

The directors and executive vice presidents of MassMutual, which is located at 1295 State Street, Springfield, Massachusetts, 01111, their positions with MassMutual, and their other principal business affiliations and business experience for the past two years are as follows:

Directors

THOMAS C. BARRY, Director (since 2007), Chairman, Investment Committee and Member, Audit and Executive Committees

Founder and Chief Executive Officer (since 1993), Zephyr Management, L.P., 320 Park Avenue, New York, New York 10022; Director, African Capital Alliance, Ltd., Lagos, Nigeria; Member, Council on Foreign Relations, New York, New York; Director, The European Institute of Business Administration (INSEAD), Fontainebleau, France; Director, Harvard Business School Alumni Association, Cambridge, Massachusetts; Trustee, The Hotchkiss School, Lakeville, Connecticut; Advisory Board President, IMEF (INSEAD’s Charitable Foundation), Fontainebleau, France; Dean’s Council, The John F. Kennedy School of Government, Harvard University, Cambridge, Massachusetts; Board, South African Capital Growth Fund; Chairman, Summer Search, New York, New York; Director, TechnoServe, Norwalk, Connecticut; Director, Trickle Up, New York, New York; Trustee, University School, Cleveland, Ohio; and Member, Yale University President’s Council on International Affairs, New Haven, Connecticut.

KATHLEEN A. CORBET, Director (since 2008) and Member, Investment and Operations Committees

Founder and Principal, Cross Ridge Capital, LLC, New Canaan, Connecticut; Former President (2004-2007), Standard & Poor’s, New York, New York; Trustee Associate, Former Trustee and Chair, Committee on University Advancement and Former Member, Nominations and Governance Committee, Boston College, Chestnut Hill, Massachusetts 02467; Former Member, Dean’s Executive Advisory Board, New York University Stern School of Business, New York, New York 10012; Member, New Canaan Board of Finance, New Canaan, Connecticut; Former Treasurer, League of Women Voters of New Canaan (Not for profit), New Canaan, Connecticut; and Member, Investment Committee, New York Community Trust (Not for profit).

ROGER W. CRANDALL, Director (since 2008)

JAMES H. DeGRAFFENREIDT, JR., Director (since 2002), Chairman, Corporate Governance Committee and Member, Audit, Executive and Human Resources Committees

Chairman and Chief Executive Officer (since 1998), Director (since 2001), WGL Holdings, Inc., Washington, D.C., parent company of Washington Gas Light Company (public utility holding company), 101 Constitution Avenue, NW, Washington, D.C., 20080; Chairman and Chief Executive Officer (since 1998), Director (since 1994), Washington Gas Light Company, Washington, D.C.; Chairman (since 2007) and Director (since 1998), American Gas Association, Washington, D.C.; Director (since 1996), Harbor Bankshares Corporation (Holding Company), Baltimore, Maryland; Director (1998-2006), MedStar Health, Columbia, Maryland; Co-Chairman of the Board (2004-2006) and Director (since 1998), Alliance to Save Energy, Washington, D.C.; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; and Trustee (since 1999), Walters Art Museum, Baltimore, Maryland.

PATRICIA DIAZ DENNIS, Director (since 1996) and Member, Human Resources and Operations Committees

Retired, Senior Vice President and Assistant General Counsel (2005-2008), AT&T Services, Inc. (formerly SBC Services, Inc.), San Antonio, Texas; Chair of the National Board of Directors (2005-2008), Girl Scouts of the U.S.A.; Director (2005-2006), CarrAmerica NYSE; Director (since 2001), UST-NYSE; Trustee (since 2003), NHP Foundation (non-profit); and Director (since 2006), Matt Foundation, Inc.

WILLIAM B. ELLIS, Director (since 1996), Chairman, Audit Committee and Member, Executive and Investment Committees.

Lecturer and Resident Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director (since 1998), Pew Center on Global Climate Change; Trustee (since 2005), Carnegie Mellon University; and Director (since 1995), Renegy Holdings Inc. (formerly known as Catalytica Energy Systems, Inc.).

ROBERT A. ESSNER, Lead Director (since 2009), Director (since 2002), Chairman, Human Resources Committee and Member, Executive and Operations Committees

Retired Chairman (2008), Chairman and Chief Executive Officer (2006-2007), Chairman, President and Chief Executive Officer (2003-2006) and Director (1997-2008), Wyeth, 5 Giralda Farms, Madison, New Jersey 07940; and Trustee (since 2002), PennMedicine (the entity governing the University of Pennsylvania School of Medicine and the University of Pennsylvania Health System).

ROBERT M. FUREK, Director (since 1996), Chairman, Operations Committee and Member, Corporate Governance and Executive Committees

Partner (since 1997), Resolute Partners LLC (private merchant bank); President (since 2003), Catelectric Corp.; Director, ConnCan (non-profit) (current); Director, Island Country Club Charitable Foundation (non-profit) (current); and Trustee, Chair of the Development Committee (1997-2006), Kingswood-Oxford School.

RAYMOND W. LeBOEUF, Director (since 2008) and Member, Investment and Operations Committees

Chairman and Chief Executive Officer, Retired (1997-2005), PPG Industries, Inc., Pittsburgh, Pennsylvania; Director (since 2000)

and Member, Audit and Compensation Committees, ITT Corp.; and Director (since 1997), Chairman, Audit Committee and Member, Compensation Committee, Praxair.

JOHN F. MAYPOLE, Director (since 1996) and Member, Corporate Governance and Operations Committees

Managing Partner (since 1984), Peach State Real Estate Holding Company, LLP (Real Estate Investment Company); Co-owner of family businesses (including Maypole Chevrolet, Inc.) (since 1984); Director (1999-2006) and Chair, Governance and Nominating Committee, Church & Dwight Co., Inc. (household product/personal care and specialty chemical (Arm & Hammer)) Princeton, New Jersey; Director (since 2002), Chair, Auditing and Investment Committees and Member, Board Governance, and Compensation & Development Committees, National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia 22182; and Director (since 2004) and Chair, Audit Committee, Knoll, Inc. (design and manufacturer of office furniture and textiles).

CATHY E. MINEHAN, Director (since 2009) and Member, Human Resources and Operations Committees

Managing Director, Arlington Advisory Partners, Boston, Massachusetts; President and Chief Executive Officer (1994-2007), Retired, Federal Reserve Bank of Boston; member of the boards of Visa, Inc.; Becton; Dickinson and Co.; Massachusetts General Hospital; and the University of Rochester.

MARC F. RACICOT, Director (since 2001) and Member, Audit and Human Resources Committees

Former President and Chief Executive Officer (2005-2009), American Insurance Association, 1130 Connecticut Avenue, NW, Suite 1000, Washington, D.C., 20036; Director (since 2001), Burlington Northern Santa Fe Railway Company; Chairman (1999-2007) and Member (1993-2007), Jobs for America’s Graduates; Director (2005-2006), Allied Capital Corporation; and Director (2001-2006), Siebel Systems.

STUART H. REESE, Director (since 2005) and Member, Corporate Governance, Executive, Investment and Operations Committees

WILLIAM T. SPITZ, Director (since 2007) and Member, Audit and Investment Committees

Vice Chancellor for Investments Emeritus (1997-2007) and Vice Chancellor and Chief Investment Officer (1985-2007), Vanderbilt University, 2100 West End Avenue, Nashville, Tennessee 37203; Founder and Director (since 1995), Diversified Trust Company; Director (since 2007), Acadia Realty Trust; Director (since 2007), Cambium Global Timberland Ltd.; and Member, Bessemer Trust Company.

Executive Officer

STUART H. REESE, Chairman and Chief Executive Officer and Director

Chairman and Chief Executive Officer (since December 2008), Chairman, President and Chief Executive Officer (January 2007-December 2008), President and Chief Executive Officer (June 2005-2006) and Director (since 2005), MassMutual; Chairman, Director (1996-2006) and President and Chief Executive Officer (2003-2006), Charter Oak Capital Management, Inc.; Chairman, Director, President and Chief Executive Officer (since 2005), MML Bay State Life Insurance Company; Chairman, Director, President and Chief Executive Officer (since 2005), C.M. Life Insurance Company; Chairman, Director, President and Chief Executive Officer (since 2005), MassMutual Holding LLC; Director (2005-2006), MassMutual International, Inc. (now known as MassMutual International LLC); Chairman (since 2005) and Director (since 1999), Oppenheimer Acquisition Corp.; Advisory Board Member (1995-2006), Kirtland Capital Partners (investment partnership); Director (since 2006) and Member, Finance Committee, American Council of Life Insurers; Director, Class B (since 2006), Federal Reserve Bank of Boston; Trustee (since 2008), Gettysburg College; Director (since 2007), Christian Medical Fellowship; and Chair (since 2006), Advisory Board, LRN-RAND Center for Corporate Ethics, Law and Governance.

Executive Vice Presidents

ROGER W. CRANDALL, President and Chief Operating Officer and Director

President and Chief Operating Officer (since December 2008), Director (since December 2008), Executive Vice President, Chief Investment Officer and Co-Chief Operating Officer (July 2007-December 2008), Executive Vice President and Chief Investment Officer (June 2005-July 2007) and Member of the Office of the CEO (June 2005-2008), MassMutual; President (2006-2007), Chief Executive Officer (2005-2008), Chairman (2005-2008), Member of the Board of Managers (2003-2008) and Managing Director (2000-2008), Babson Capital Management LLC; Non-Executive Director (since 2005), Baring Asset Management Limited; Director (2004-2008), Babson Capital Europe Limited; Chairman (2005-2008) and Trustee (2003-2008), MassMutual Corporate Investors; Chairman (2005-2008) and Trustee (2003-2008), MassMutual Participation Investors; Chairman (2005-2008) and Trustee (2003-2008), MMCI Subsidiary Trust; Chairman (2005-2008) and Trustee (2003-2008), MMPI Subsidiary Trust; Director (2005-2008), Babson Capital Japan KK; Chairman and Director (2005-2008), Cornerstone Real Estate Advisers LLC; President (since 2008), Executive Vice President-Investments (2005-2008), C.M. Life Insurance Company; President (since 2008), Executive Vice President-Investments (2005-2008), MML Bay State Life Insurance Company; Director (2003-2008), MassMutual Corporate Value Limited; Director (2003-2008), MassMutual Corporate Value Partners Limited; Director and Vice President (since 2005), MassMutual Holdings (Bermuda) Limited; President (since 2005) and Director (2005-2008), MassMutual Holding MSC, Inc.; Director (since 2004) and Executive Committee Member (since 2005), MML Assurance, Inc.; President (2003-2008), Director (1996-2006) and Member of the Advisory Board (2003-2008), HYP Management LLC; President (1998-2006), MassMutual/Darby CBO IM, Inc.; Director (1996-2008) and Senior Vice President (2003-2008), MMHC Investment LLC; Director (since 2005), Oppenheimer Acquisition Corp.; Director, Chairman and Chief Executive Officer (since 2006), MassMutual Capital Partners LLC; Director (since 2006), MassMutual International LLC; Director (2004-2008), Jefferies Finance LLC; Director (1999-2008), SAAR Holdings CDO

Limited; and Member of Advisory Board (2004-2008), MassMutual High Yield Partners II, LLC.

MICHAEL R. FANNING, Executive Vice President and Head of U.S. Insurance Group

Executive Vice President and Head of U.S. Insurance Group (since December 2008), Senior Vice President and Chief Operating Officer, U.S. Insurance Group (2006-December 2008), MassMutual; Chairman (since 2007), Chief Executive Officer (since December 2008), President (2007-2008) and Member (since 2008) Audit and Executive Committees, MML Investors Services, Inc.; U.S. Insurance Group Operations Superviser (since 2007), MML Distributors, LLC; Director (since 2007), MML Insurance Agency, Inc.; and Vice President, Individual Business (1998-2006), MetLife, Inc.

THOMAS M. FINKE, Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer (since 2008), MassMutual; Chairman and Chief Executive Officer (since 2008), President (2007 to 2008), Member of the Board of Managers (since 2006), Managing Director (since 2002) and Head of U.S. Bank Loan Team (2002-2007), Babson Capital Management LLC; Member of the Board of Directors (since 2007), Babson Capital Japan KK; Member of the Board of Directors (since 2008), Babson Capital Europe Limited; Member of the Board of Directors (since 2008), Babson Capital Guernsey Limited; Director (since 2007) and Member (since 2008), Compensation Committee, Cornerstone Real Estate Advisers LLC; Member of the Board of Directors (since 2007), Scottish Re; Manager (since 2005), Loan Strategies Management, LLC; Manager (since 2007), Credit Strategies Management LLC; Director (since 2008), Babson Capital Finance Funding I, LTD; and Member of the Board of Managers (since 2004), Jefferies Finance LLC.

JOHN V. MURPHY, Executive Vice President

Executive Vice President (since 1997) and Member of the Office of the CEO (2005-2008), MassMutual; Executive Vice President (since 2000), MassMutual Holding LLC; Chairman, President (since 2001), Director and Member of the Compensation Committee, Oppenheimer Acquisition Corp.; Director, OFI Private Investments, Inc.; Chairman (since 2008), Chief Executive Officer (June 2001-December 2008) and President (2008), OppenheimerFunds, Inc.; Chairman and Director, Shareholder Services, Inc.; Chairman and Director, Shareholder Financial Services, Inc.; President and Director, Oppenheimer Real Asset Management, Inc.; Director, OppenheimerFunds Distributor, Inc.; Director, OFI Institutional Asset Management, Inc.; Director, Trinity Investment Management Corporation; Director, Tremont Group Holdings, Inc. (formerly known as Tremont Capital Management, Inc.); Director, HarbourView Asset Management Corporation; Director, OFI Private Investments, Inc.; Director, DLB Acquisition Corporation; and Member, Board of Governors of the Investment Company Institute.

MARK D. ROELLIG, Executive Vice President and General Counsel

Executive Vice President and General Counsel (since December 2005), Executive Vice President, General Counsel and Secretary (July 2008-March 2009), MassMutual; Director (since 2008), Executive Vice President, Secretary and General Counsel (since 2008), C.M. Life Insurance Company; Director (since 2008), Executive Vice President, Secretary and General Counsel (since 2008), MML Bay State Life Insurance Company; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Assignment Company; Secretary (since 2008), MassMutual Holding LLC; Director (since 2006), MassMutual Holding MSC, Inc.; Director (since 2006), MML Financial, LLC; and Director (since 2006), Oppenheimer Acquisition Corp.

MICHAEL T. ROLLINGS, Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2006), Senior Vice President (2004-2006) and Deputy Chief Financial Officer (2004-2006), MassMutual; Director (since 2008), Executive Vice President (since 2003), MassMutual Holding LLC; Director (since 2004) and Member (since 2005), Audit, Compensation and Executive Committees, MML Assurance, Inc.; Manager (since 2004), MML Financial, LLC; Manager (since 2004), MML Investment Products, LLC; Director (since 2005), Tremont Group Holdings, Inc. (formerly known as Tremont Capital Management, Inc.); Director (since 2006) and Member (since 2007), Audit Committee, MML Investors Services, Inc.; Director (2006-2008), MMHC Investment LLC; Director (since 2005), MassMutual Asia Limited; Director (since 2005), MassMutual Holdings (Bermuda) Limited; Director (since 2005), and Member, Audit Committee, Oppenheimer Acquisition Corp.; Director (since 2006), Cornerstone Real Estate Advisers LLC; Director (since 2006), MassMutual Capital Partners LLC; Director (since 2006), MassMutual International Holding MSC, Inc.; President (since 2007) and Director (since 2006), 9048-5434 Quebec Inc.; Director (since 2006) and Member, Audit Committee, MassMutual International LLC; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Assignment Company; Director (2006-2008), MassMutual Benefits Management, Inc; Director (since 2008), Executive Vice President and Chief Financial Officer (since 2006), C.M. Life Insurance Company; Director (since 2008), Executive Vice President and Chief Financial Officer (since 2006), MML Bay State Life Insurance Company; Non-Executive Director (since 2007), Baring Asset Management Limited; and Member of the Board of Managers (since 2005), Babson Capital Management LLC.

ELAINE A. SARSYNSKI, Executive Vice President

Executive Vice President (Retirement Services Division) (since February 2008), Executive Vice President and Chief Administrative Officer (June 2005-February 2008), Senior Vice President and Chief Administrative Officer, Community Relations, Corporate Communications, Corporate Human Resources and Corporate Services (September 2005-June 2006), MassMutual; Chairman (since September 2008), Chief Executive Officer (since 2006) and President (July 2006-September 2008), MassMutual International LLC;

Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Asia Limited; Director (since 2006), MassMutual Assignment Company; Chairman and Director (since 2006), MassMutual Europe, S.A.; Director (since 2007), MassMutual Global Wealth Management Limited; President and Chief Executive Officer (since 2006), MassMutual International Holding MSC, Inc.; Director (since 2006), MassMutual Life Insurance Company (Japan); Director (since 2006), Member Representative (since 2008), MML Distributors, LLC; Director (since 2008), MassMutual Holding LLC; Retirement Services Superviser (since 2009), Director (since 2005), Member (since 2005), Executive Committee and Member (since 2006), Audit Committee, MML Investors Services, Inc.; and Director (since 2006), MassMutual Mercuries Life Insurance Company.

(b) The Investment Sub-Advisers:

BABSON CAPITAL MANAGEMENT LLC (“BABSON CAPITAL”)

Babson Capital is the sub-adviser to certain series of the Trust. The directors and executive officers of Babson Capital, their positions with Babson Capital, and their other principal business affiliations and business experience for the past two years are listed below. David L. Babson & Company, Inc. (“DLB”), a Delaware company, changed its corporate form to a Delaware limited liability company and renamed itself Babson Capital Management LLC (Babson Capital) effective July 1, 2004. Years of experience at Babson Capital include years of experience at DLB. The date the executive officers and directors acquired their titles with Babson Capital reflects the date they first acquired the corresponding titles with DLB. The addresses of the offices of Babson Capital, and unless otherwise stated, each director and executive officer, are Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210-2208 and 1500 Main Street, Springfield, Massachusetts, 01115.

Directors and Executive Officers

THOMAS M. FINKE, Chief Executive Officer, Chairman, Member of the Board of Managers and Managing Director

Chief Executive Officer and Chairman (since 2008), President (2007 to 2008), Member of the Board of Directors Babson Capital Japan KK (since 2007), Member of the Board of Managers (since 2006), Managing Director (since 2002) and Head of U.S. Bank Loan Team (2002-2007), Babson Capital Management LLC; Massachusetts Mutual Life Insurance Company Chief Investment Officer and Executive Vice President (since 2008); Member of the Board of Directors of Babson Capital Europe Limited (since 2008); Member of the Board of Directors of Babson Capital Guernsey Limited (since 2008); Director, Cornerstone Real Estate Advisers LLC (since 2007); Member of the Board of Directors of Scottish Re (since 2007); Manager, Loan Strategies Management, LLC (since 2005); Manager, Credit Strategies Management LLC (since 2007); Director, Babson Capital Finance Funding I, LTD (since 2008); Member of the Board of Managers of Jefferies Finance LLC (since 2004); Co-Founder (in 1998), First Union Institutional Debt Management, Inc., serving as President until 2002. Principal business address is 201 South College Street, Charlotte, NC 28244.

CLIFFORD M. NOREEN, President, Member of the Board of Managers and Managing Director.

President (since 2008),Vice Chairman (2007-2008), Member of the Board of Managers (since 2006), Managing Director (Head of the Corporate Securities Group since 2005, and formerly Head of Babson Capital’s Investment Grade and High Yield Public Corporate Bond Group and Institutional Fixed Income Team) (since 2000), Babson Capital; Managing Director (1996-1999), Massachusetts Mutual Life Insurance Company; Director (since 2008), Chairman (since 2008), President (2005-2008) and Vice President (1993-2005), MassMutual Corporate Investors (closed-end mutual fund); and Director (since 2008), Chairman (since 2008),President (2005-2008) and Vice President (1993-2005), MassMutual Participation Investors (closed-end mutual fund); Director (since 2005), MassMutual Corporate Value Partners Limited; Senior Vice President (since 1996) MMHC Investment LLC; Director (since 2005), MML Assurance, Inc.; Senior Vice President (since 1995) HYP Management LLC; Managing Director (since 2006), MassMutual Capital Partners LLC.

DAVID J. BRENNAN, Vice Chairman and Member of the Board of Managers

Vice Chairman (since 2005) and Member of the Board of Managers (since 2005), Babson Capital; Director and Chairman (since 2005), MassMutual Holdings (Bermuda) Limited; Chairman (since 2002), Chief Executive (since 2003) and Director (since 1997), Baring International Investment, Ltd.; Chairman (since 2002), Chief Executive (since 2003) and Director (since 1997), Baring Asset Management, Ltd.; Chairman (since 1997), Baring Asset Management, Inc.; Chairman (since 1997), Baring Asset Management Holdings, Inc., Chairman and Director (since 2002), Baring Asset Management (Asia) Limited; Chairman and Non-Executive Director (since 2002); Baring (Guernsey) Limited; and Non-Executive Director (since 2002), Baring Asset Management (Japan). Principal business address is 155 Bishopsgate, London EC2M 3XY GBR.

MICHAEL T. ROLLINGS, Member of the Board of Managers

Member of the Board of Managers, Babson Capital (since 2005); Chief Financial Officer and Executive Vice President (since 2006), Senior Vice President (2004-2006) and Deputy Chief Financial Officer (2004-2006), Senior Vice President—Capital Markets, Treasury Operations, Financial Analysis and Planning (2002-2004), Vice President—Capital Markets (2001-2002), Massachusetts Mutual Life Insurance Company; Executive Vice President, MassMutual Holding LLC (since 2003); Director, MML Assurance, Inc. (since 2004); Manager, MML Financial, LLC (since 2004); Manager, MML Investment Products, LLC (since 2004); Director (since 2006), MML Investors Services, Inc. Director, President and Chief Executive Officer (since 2002), MassMutual Funding LLC; Director, MassMutual Holdings (Bermuda) Limited (since 2005); Director, Oppenheimer Acquisition Corp (since 2005); Director (since 2006), Cornerstone Real Estate Advisers LLC; Director (since 2006) MassMutual International Holding MSC, Inc.; Director (since 2006) 9048-5434 Quebec Inc.; Director, Tremont Group Holdings, Inc.; Director (since 2006), MassMutual International LLC; Director (since 2006) MMHC Investment LLC; Director (since 2006) HYP Management LLC; Director (since 2006) MassMutual Assignment Company; Director (since 2006) MassMutual Capital Partners LLC; Executive Vice President and Chief Financial Officer (since 2006), C.M. Life Insurance Company; Executive Vice President and Chief Financial Officer (since 2006), MML Bay State Life Insurance Company. Principal business address is 1295 State Street, Springfield, MA 01111.

MARY WILSON-KIBBE, Managing Director

Managing Director (since 2000), Executive Director and Executive Vice President (1999-2000), Babson Capital; Executive Director (1997-1999), Senior Managing Director (1997-1999), Vice President and Managing Director (1991-1994), Massachusetts Mutual Life Insurance Company; Senior Vice President (since 1990), C.M. Life Insurance Company; Senior Vice President (since 1990) MML Bay State Life Insurance Company; Vice President (since 2003), HYP Management LLC; Vice President (since 2003) MMHC Investment LLC.

ROBERT LITTLE, Managing Director

Managing Director (since 2000), Babson Capital Management, LLC; President (since 2008), Babson Capital Management Inc.; Director (since 2008), Cornerstone Real Estate Advisers LLC; Director (since 2008), Wrightwood Capital LLC.

EFREM MARDER, Managing Director

Managing Director (since 2000), Babson Capital; Executive Director (1998-1999), Senior Managing Director (1996-1998), Vice President and Managing Director (1989-1996), Massachusetts Mutual Life Insurance Company; Director (since 2005), MML Assurance, Inc.; Director (since 2006), Fuh Hwa Securities Investment Trust Co., Ltd.

PATRICIA J. WALSH, General Counsel and Secretary

General Counsel and Secretary (since 2008), Babson Capital Management LLC; Corporate Vice President and Associate General Counsel (since 2005), Massachusetts Mutual Life Insurance Company; Secretary (since 2008), Babson Capital Securities, Inc; Vice President, Connecticut Mutual Life Insurance Company (since 2008); Vice President, MML Bay State Life Insurance Company (since 2008), Vice President, Secretary, and Chief Legal Officer (since 2008), MassMutual Corporate Investors, Vice President, Secretary, and Chief Legal Officer (since 2008), MassMutual Participation Investors.

JAMES E. MASUR, Chief Financial Officer, ,Chief Operating Officer, Chief Compliance Officer (since 2008) and Managing Director

Chief Financial Officer, Chief Operating Officer (since 2005), Chief Compliance Officer (since 2008),and Managing Director (since 2003), Comptroller (2003-2005), Babson Capital; Director (since 2006), Babson Capital Europe Limited; Director (since 2006), Babson Capital Guernsey limited; Director (since 2006), Babson Capital Management Inc; Director and President (since 2006) Babson Investment Company Inc; Chief Financial Officer (since 2006) MassMutual Capital Partners LLC; Senior Finance Executive (2002-2003) Deutsche Bank Asset Management; Managing Director and Chief Financial Officer (Americas Region) (2001-2002), Senior Vice President and Director of Finance (U.S. Retail) (2000-2001), Senior Vice President and Director of Finance (U.S. Direct) (1999-2000), Vice President and Director of Finance (AARP Investment Program) (1997-1999), Zurich Scudder Investments.

OPPENHEIMERFUNDS, INC. (“OFI”)

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Treasurer of Centennial Asset Management Corporation; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.

Patrick Adams Vice President	None

Robert Agan, Senior Vice President	Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.

Michael Amato, Vice President	None

Nicole Andersen, Assistant Vice President	None

Janette Aprilante, Vice President & Secretary	Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Dmitri Artemiev Assistant Vice President	Formerly (until January 2007) Analyst/Developer at Fidelity Investments.

Hany S. Ayad, Vice President	None

Paul Aynsley, Vice President	Formerly Vice President at Kepler Equities (December 2006 – February 2008)

James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).

Robert Baker, Vice President	None

John Michael Banta, Assistant Vice President	None

Michael Barnes, Assistant Vice President	None

Adam Bass, Assistant Vice President	None

Kevin Baum, Vice President	None

Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Marc Baylin, Vice President	Vice President of OFI Institutional Asset Management, Inc.

Todd Becerra, Assistant Vice President	None

Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Gerald B. Bellamy, Vice President	Vice President (Sales Manager of the International Division) of OFI Institutional Asset Management, Inc.

Emanuele Bergagnine, Assistant Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.

Robert Bertucci, Assistant Vice President: Rochester Division	None

Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.

Craig Billings, Vice President	None

Mark Binning, Assistant Vice President	None

Julie Blanchard, Assistant Vice President	Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (April 2006 – February 2008).

Beth Bleimehl, Assistant Vice President	None

Lisa I. Bloomberg, Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.

Veronika Boesch, Vice President	None

Chad Boll, Vice President	None

Antulio N. Bomfim, Vice President	None

Michelle Borre Massick, Vice President	None

Lori E. Bostrom, Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.

David J. Bowers Assistant Vice President	Formerly (until July 2007) Analyst at Evergreen Investments.

John Boydell, Vice President	None

Richard Britton, Vice President	None

Garrett C. Broadrup, Vice President & Assistant Counsel	None

Michael Bromberg, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Holly Broussard, Vice President	None

Roger Buckley, Assistant Vice President	Formerly Manager in Finance (May 2006 – February 2008) at OppenheimerFunds, Inc.

Carla Buffulin, Assistant Vice President	None

Stephanie Bullington, Assistant Vice President	None

Paul Burke, Vice President	None

Mark Burns, Vice President	None

JoAnne Butler, Assistant Vice President	None

Geoffrey Caan, Vice President	None

Christine Calandrella, Assistant Vice President	Formerly Director of Empower Network (March 2007 – September 2007); formerly HR Manager of Arrow Electronics, Inc. (June 1998 – March 2007).

Dale William Campbell, Assistant Vice President	Formerly (until January 2007) Manager at OppenheimerFunds, Inc.

Patrick Campbell, Vice President	Vice President of OppenheimerFunds Distributor, Inc., Shareholder Services, Inc. and Shareholder Financial Services, Inc.

Debra Casey, Vice President	None

Lisa Chaffee, Vice President	None

Ronald Chibnik, Vice President	None

Patrick Sheng Chu, Assistant Vice President	None

Brett Clark, Vice President	None

Jennifer Clark, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008). Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.

H.C. Digby Clements, Senior Vice President: Rochester Division	None

Thomas Closs, Assistant Vice President	None

David Cole, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc (May 2006 – January 2008).

Eric Compton, Vice President	None

Gerald James Concepcion, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Susan Cornwell, Senior Vice President	Senior Vice President of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OppenheimerFunds Legacy Program.

Cheryl Corrigan, Assistant Vice President	None

Belinda J. Cosper, Assistant Vice President	None

Scott Cottier, Vice President: Rochester Division	None

Geoffrey Craddock Senior Vice President	Formerly Senior Vice President and Head of Market Risk Management for CIBC.

Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.

Christopher Crooks, Vice President	Vice President of OFI Institutional Asset Management, Inc.

George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Kevin Dachille, Vice President	None

Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.

John Damian, Senior Vice President	None

Jason Davis, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.

Robert Dawson, Assistant Vice President	None

John Delano, Vice President	None

Kendra Delisa, Assistant Vice President	None

Damaris De Los Santos, Assistant Vice President	Formerly Senior Account Executive (July 2003 – February 2008).

Richard Demarco, Assistant Vice President	None

Craig P. Dinsell, Executive Vice President	None

Randall C. Dishmon, Vice President	None

Rebecca K. Dolan, Vice President	None

Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.

Sara Donahue, Assistant Vice President	None

Alicia Dopico, Assistant Vice President	Formerly (until August 2007) Manager at OppenheimerFunds, Inc.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Thomas Doyle, Assistant Vice President	None

Steven Dray, Vice President	Vice President of OFI Institutional Asset Management, Inc.

Bruce C. Dunbar, Senior Vice President	None

Brian Dvorak, Vice President	None

Richard Edmiston, Vice President	None

A. Taylor Edwards, Vice President & Assistant Counsel	None

Venkat Eleswarapu, Vice President	None

Christopher Emanuel, Vice President	None

Daniel R. Engstrom, Vice President	None

James Robert Erven, Assistant Vice President	None

George R. Evans, Senior Vice President & Director of International Equities	None

Edward N. Everett, Vice President	None

Kathy Faber, Assistant Vice President	None

David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.

Rachel Fanopoulos, Assistant Vice President	Formerly Manager (until August 2007) at OppenheimerFunds, Inc.

Matthew Farkas, Vice President and Assistant Counsel	None

Kristie Feinberg, Vice President and Assistant Treasurer	Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Institutional Asset Management Inc. and OFI Institutional Asset Management; Treasurer of OppenheimerFunds Legacy Program, Oppenheimer Real Asset Management, Inc.

William Ferguson, Assistant Vice President	None

Emmanuel Ferreira, Vice President	None

Ronald H. Fielding, Senior Vice President; Chairman of the Rochester Division	Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual Insurance Company; Governor of St. John’s College; Chairman of the Board of Directors of International Museum of Photography at George Eastman House.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Steven Fling, Assistant Vice President	None

David Foxhoven, Senior Vice President	Assistant Vice President of OppenheimerFunds Legacy Program; Vice President of HarbourView Asset Management Corporation.

Colleen M. Franca, Vice President	None

Barbara Fraser, Vice President & Associate Counsel	Secretary of OFI Trust Company (since December 2007).

Dominic Freud, Vice President	None

Hazem Gamal, Vice President	None

Charles Gapay, Assistant Vice President	None

Seth Gelman, Vice President	None

Timothy Gerlach, Assistant Vice President	None

Alan C. Gilston, Vice President	None

Jacqueline Girvin-Harkins, Assistant Vice President	None

William F. Glavin, Jr., Chief Executive Officer	Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group.

Jill E. Glazerman, Senior Vice President	None

Kevin Glenn, Assistant Vice President	Formerly Tax Manager at OppenheimerFunds, Inc. (December 2006 – February 2008).

Daniel Goldfarb, Vice President	Vice President of OFI Institutional Asset Management, Inc.

Benjamin J. Gord, Vice President	Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc.

Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.

Robert B. Grill, Senior Vice President	None

Carol Guttzeit, Vice President	None

Marilyn Hall, Vice President	None

Kelly Haney, Assistant Vice President	None

Steve Hauenstein, Assistant Vice President	None

Thomas B. Hayes, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Bradley Hebert, Assistant Vice President	Manager at OppenheimerFunds, Inc. (October 2004 – February 2008).

Heidi Heikenfeld, Assistant Vice President	None

Annika Helgerson, Assistant Vice President	None

Daniel Herrmann, Vice President	Vice President of OFI Private Investments Inc.

Benjamin Hetrick, Assistant Vice President	Manager at OppenheimerFunds, Inc (May 2006 – December 2007).

Dennis Hess, Vice President	None

Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.

Dorothy F. Hirshman, Vice President	None

Daniel Hoelscher, Assistant Vice President	None

Eivind Holte, Vice President	Formerly Vice President at U.S. Trust (June 2005 – October 2007)

Craig Holloway Assistant Vice President	None

Lucienne Howell, Vice President	None

Brian Hourihan, Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation.

Edward Hrybenko, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Jason Hubersberger, Vice President	None

Kevin Andrew Huddleston, Assistant Vice President	None

Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.

Douglas Huffman, Assistant Vice President	None

Margaret Hui, Vice President	None

Dana Hunter, Assistant Vice President	None

John Huttlin, Vice President	Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

James G. Hyland, Assistant Vice President	None

Kelly Bridget Ireland, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Kathleen T. Ives, Vice President, Deputy General Counsel & Assistant Secretary	Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None

John Jennings, Vice President	None

Lisa Kadehjian, Assistant Vice President	None

Charles Kandilis, Assistant Vice President	None

Rezo Kanovich, Assistant Vice President	None

Amee Kantesaria, Assistant Vice President and Assistant Counsel	None

Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

James Kennedy, Senior Vice President	None

Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

John Kiernan, Vice President & Marketing Compliance Manager	None

Audrey Kiszla, Vice President	None

Richard Knott, Executive Vice President	President and Director of OppenheimerFunds Distributor, Inc.; Executive Vice President of OFI Private Investments Inc.; Executive Vice President & Director of Centennial Asset Management Corporation.

Daniel Kohn, Vice President	None

Martin S. Korn, Senior Vice President	None

Tatyana Kosheleva, Assistant Vice President	Formerly (as of April 2007) Finance Manager at IBM Corp.

Michael Kotlartz, Vice President	None

Brian Kramer, Vice President	None

S. Arthur Krause, Assistant Vice President	None.

Alexander Kurinets, Assistant Vice President	None

Gloria LaFond, Assistant Vice President	None

Name and Current Position with Oppenheimer Funds, Inc.	Other Business and Connections During the Past Two Years
Lisa Lamentino, Vice President	None

Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc. and OFI Private Investments Inc.

Jeffrey P. Lagarce, Senior Vice President	President of OFI Institutional Asset Management, Inc. as of January 2005.

John Latino, Vice President	None

Gayle Leavitt, Assistant Vice President	None

Christopher M. Leavy, Senior Vice President	Senior Vice President of OFI Private Investments Inc., OFI Institutional Asset Management, Inc., and Trinity Investment Management Corporation

Randy Legg, Vice President & Associate Counsel	None

Michael S. Levine, Vice President	None

Brian Levitt, Vice President	None

Gang Li, Vice President	None

Shanquan Li, Vice President	None

Julie A. Libby, Senior Vice President	Senior Vice President and Chief Operating Officer of OFI Private Investments Inc.

Daniel Lifshey, Assistant Vice President	None

Mitchell J. Lindauer, Vice President & Assistant General Counsel	None

Bill Linden, Assistant Vice President	None

Malissa B. Lischin, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.

Justin Livengood, Vice President	None

Christina Loftus, Vice President	None

David P. Lolli, Assistant Vice President	None

Ian Loughlin, Assistant Vice President	Formerly Financial Analysis Manager at OppenheimerFunds, Inc. (June 2005 – February 2008).

Daniel G. Loughran Senior Vice President: Rochester Division	None

Patricia Lovett, Senior Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.

Name and Current Position with Oppenheimer Funds, Inc.	Other Business and Connections During the Past Two Years
Misha Lozovik, Vice President	None

Dongyan Ma, Assistant Vice President	None

Matthew Maley, Assistant Vice President	Formerly Operations Manager at Bear Stearns (June 2005 – February 2008).

Daniel Martin, Assistant Vice President	None

Jerry Mandzij, Vice President	None

William T. Mazzafro, Vice President	None

Trudi McCanna, Vice President	None

Neil McCarthy, Vice President	None

Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.

John McCullough, Vice President	None

Joseph McDonnell, Vice President	None

Joseph McGovern, Vice President	None

Charles L. McKenzie, Senior Vice President	Chairman of the Board, Director, Chief Executive Officer and President of OFI Trust Company; Chairman, Chief Executive Officer, Chief Investment Officer and Director of OFI Institutional Asset Management, Inc.; Chief Executive Officer, President, Senior Managing Director and Director of HarbourView Asset Management Corporation; Chairman, President and Director of Trinity Investment Management Corporation and Vice President of Oppenheimer Real Asset Management, Inc.

William McNamara, Assistant Vice President	None

Mary McNamee, Vice President	None

Michael Medev, Assistant Vice President	None

Jay Mewhirter, Vice President	None

Andrew J. Mika, Senior Vice President	None

Jan Miller, Assistant Vice President	None

Scott Miller, Vice President	Formerly Assistant Vice President at AXA Distributors, LLC (July 2005 – February 2008).

Rejeev Mohammed, Assistant Vice President	None

Name and Current Position with Oppenheimer Funds, Inc.	Other Business and Connections During the Past Two Years
Sarah Morrison, Assistant Vice President	None

Jill Mulcahy, Vice President: Rochester Division	None

John V. Murphy, Chairman	Chief Executive Officer of OppenheimerFunds, Inc. (from June 2001 until December 2008); President and Management Director of Oppenheimer Acquisition Corp.; President and Director of Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of OppenheimerFunds Distributor, Inc., OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Private Investments Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company; Director of DLB Acquisition Corporation; a member of the Investment Company Institute’s Board of Governors.

Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.

Thomas J. Murray, Vice President	None

Christina Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Paul Newman, Assistant Vice President	None

Richard Nichols, Vice President	None

William Norman, Assistant Vice President	None

James B. O’Connell, Assistant Vice President	None

Matthew O’Donnell, Vice President	None

Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.

Tony Oh, Assistant Vice President	None

John J. Okray, Vice President & Assistant Counsel	None

Kristina Olson, Vice President	None

Lerae A. Palumbo, Assistant Vice President	None

David P. Pellegrino, Senior Vice President	None

Robert H. Pemble, Vice President	None

Lori L. Penna, Vice President	None

Name and Current Position with Oppenheimer Funds, Inc.	Other Business and Connections During the Past Two Years
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.

Marmeline Petion-Midy, Assistant Vice President	None

David Pfeffer, Senior Vice President, Chief Financial Officer & Treasurer	Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of HarbourView Asset Management Corporation since February 2004.

James F. Phillips, Senior Vice President	None

Gary Pilc, Vice President	None

John Piper, Assistant Vice President	Assistant Vice President of Shareholder Services, Inc.

Jeaneen Pisarra, Vice President	None

Nicolas Pisciotti, Vice President	None

Christine Polak, Vice President	None

Sergei Polevikov, Assistant Vice President	None

Jeffrey Portnoy, Assistant Vice President	None

David Preuss, Assistant Vice President	None

Ellen Puckett, Assistant Vice President	None

Jodi Pullman, Assistant Vice President	Formerly Product Manager at OppenheimerFunds, Inc. (January 2007 – February 2008).

Paul Quarles, Assistant Vice President	None

Michael E. Quinn, Vice President	None

Julie S. Radtke, Vice President	None

Timothy Raeke, Assistant Vice President	Formerly (as of July 2007) Vice President at MFS Investment Management.

Norma J. Rapini, Assistant Vice President: Rochester Division	None

Corry E. Read, Assistant Vice President	None

Marc Reinganum, Vice President	None

Jill Reiter, Assistant Vice President	None

Jason Reuter, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).

Name and Current Position with Oppenheimer Funds, Inc.	Other Business and Connections During the Past Two Years
Eric Rhodes, Assistant Vice President	None

Maria Ribeiro De Castro, Vice President	None

Eric Richter, Vice President	Vice President of HarbourView Asset Management Corporation.

Grace Roberts, Assistant Vice President	None

David Robertson, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.; President and Director of Centennial Asset Management Corporation.

Robert Robis, Vice President	None

Antoinette Rodriguez, Vice President	None

Lucille Rodriguez, Assistant Vice President	None

Stacey Roode, Senior Vice President	None

Jeffrey S. Rosen, Vice President	None

Richard Royce, Vice President	None

Erica Rualo, Assistant Vice President	None

Adrienne Ruffle, Vice President & Assistant Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.

Kim Russomanno, Assistant Vice President	None

Gerald Rutledge, Vice President	None

Julie Anne Ryan, Vice President	None

Timothy Ryan, Vice President	None

Matthew Torpey, Assistant Vice President	None

Rohit Sah, Vice President	None

Gary Salerno, Assistant Vice President	Formerly (as of May 2007) Separate Account Business Liaison at OppenheimerFunds, Inc.

Valerie Sanders, Vice President	None

Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.

Mary Beth Schellhorn, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Ellen P. Schoenfeld, Vice President	None

Kathleen Schmitz, Assistant Vice President	Assistant Vice President of HarbourView Asset Management Corporation. Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (November 2004 – February 2008).

Patrick Schneider, Assistant Vice President	None

Scott A. Schwegel, Assistant Vice President	None

Allan P. Sedmak, Assistant Vice President	None

Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.

Asutosh Shah, Vice President	None

Kamal Shah, Vice President	None

Navin Sharma, Vice President	None

Tammy Sheffer, Vice President	None

Mary Dugan Sheridan, Vice President	None

Nicholas Sherwood, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).

David C. Sitgreaves, Assistant Vice President	None

Michael Skatrud, Assistant Vice President	Formerly (as of March 2007) Corporate Bond Analyst at Putnam Investments.

Enrique H. Smith, Vice President	None

Kevin Smith, Vice President	None

Paul Snogren Assistant Vice President	None

Louis Sortino, Vice President: Rochester Division	None

Keith J. Spencer, Senior Vice President	None

Marco Antonio Spinar, Assistant Vice President	None

Alice Stein, Vice President & Assistant Counsel	Director and Vice President at Morgan Stanley Investment Management from (2004 – 2008).

Brett Stein, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Richard A. Stein, Vice President: Rochester Division	None

Arthur P. Steinmetz, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.

Jennifer Stevens, Vice President	None

Benjamin Stewart, Assistant Vice President	None

Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc. Formerly (as of August 2007). Founder/Managing Partner at Vector Capital Management.

Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Thomas Swaney, Vice President	Vice President of HarbourView Asset Management Corporation.

Brian C. Szilagyi, Assistant Vice President	None

Vincent Toner, Vice President	None

Melinda Trujillo, Vice President	None

Leonid Tsvayg, Assistant Vice President	None

Keith Tucker, Vice President	None

Angela Uttaro, Assistant Vice President: Rochester Division	None

Mark S. Vandehey, Senior Vice President & Chief Compliance Officer	Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None

Nancy Vann, Vice President & Associate Counsel	None

Rene Vecka, Assistant Vice President: Rochester Division	None

Vincent Vermette, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.

Elaine Villas-Obusan, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Ryan Virag, Assistant Vice President	None

Jake Vogelaar, Assistant Vice President	None

Phillip F. Vottiero, Vice President	None

Mark Wachter, Vice President	Formerly Manager at OppenheimerFunds, Inc. (March 2005 – February 2008).

Lisa Walsh, Assistant Vice President	None

Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.

Richard Walsh, Vice President	Vice President of OFI Private Investments.

Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.

Deborah Weaver, Vice President	None

Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

Christopher D. Weiler, Vice President: Rochester Division	None

Christine Wells, Vice President	None

Joseph J. Welsh, Vice President	Vice President of HarbourView Asset Management Corporation.

Adam Wilde, Assistant Vice President	None

Troy Willis, Assistant Vice President, Rochester Division	None

Mitchell Williams, Vice President	None

Julie Wimer, Assistant Vice President	None

Donna M. Winn, Senior Vice President	President, Chief Executive Officer & Director of OFI Private Investments Inc.; Director & President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.

Brian W. Wixted, Senior Vice President	Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc; serves on the Board of the Colorado Ballet.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Meredith Wolff, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Oliver Wolff, Assistant Vice President	None

Kurt Wolfgruber, President, Chief Investment Officer & Director	Director of OppenheimerFunds Distributor, Inc., Director of Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc. (since June 2003). Management Director of Oppenheimer Acquisition Corp. (since December 2005).

Caleb C. Wong, Vice President	None

Edward C. Yoensky, Assistant Vice President	None

Geoff Youell, Assistant Vice President	None

Lucy Zachman, Vice President	None

Robert G. Zack, Executive Vice President & General Counsel	General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc.; Executive Vice President, General Counsel and Director of OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Limited; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Distributor Limited; Vice President of OppenheimerFunds Legacy Program; Vice President and Director of Oppenheimer Partnership Holdings Inc.; Director of OFI Institutional Asset Management, Ltd.

Anna Zatulovskaya, Assistant Vice President	None

Mark D. Zavanelli, Vice President	Vice President of OFI Institutional Asset Management, Inc.

Sara Zervos, Vice President	None

Alex Zhou, Assistant Vice President	None

Ronald Zibelli, Jr. Vice President	Formerly Managing Director and Small Cap Growth Team Leader at Merrill Lynch.

BARING INTERNATIONAL INVESTMENT LIMITED (“BIIL”)

Baring International Investment Limited (“BIIL”), an indirect wholly owned subsidiary of MassMutual, located at 155 Bishopsgate, London EC2M-3XY, manages the investments of the Focused International Fund. BIIL is a direct subsidiary of Baring Asset Management Limited (together with its subsidiaries and Baring Asset Management, Inc., the “BAM Group”). The directors and executive officers of BIIL, their positions with BIIL, and their other principal business affiliations and business experience for the past two years are listed below.

Directors of BIIL

Current Statutory Director/Officer Name	Position Held	Date of Appointment
David John Brennan	Chief Executive Chairman Director	30.05.03 01.07.02 30.05.97

George Henry Harvey	Director	01.01.02

William Paul Savage	Director	10.02.04

Marino Valensise	Director	01.10.07

Christopher Gerald Biggins	Director	05.06.08

Sandra Ngozi Okoro	Director	05.06.08
Baring Investment Services Limited	Company Secretary	24.05.07

Other Directorships

David Brennan

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
MassMutual Holdings (Bermuda) Limited	Bermuda	36177	31.3.05	Chairman, Director

Babson Capital Management LLC [this company does not have a Board of Directors-it has a Board of Managers]	Delaware, USA		31.3.05	Vice Chairman & Member of the Board of Managers

Baring Asset Management (Asia) Limited	Hong Kong, China	148349	06.12.02	Chairman, Director

Baring Asset Management Limited	Great Britain	2915887	30.5.03 01.07.02 11.08.97 to 30.04.02 01.06.94	Chief Executive Chairman Chief Executive Director

Baring Asset Management, Inc	USA	042429117	31.12.97	Chairman

The Asia Pacific Fund Inc	USA	N/A	11.05.90	Director

George Harvey

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
Baring Asset Management Limited	Great Britain	2915887	01.01.02	Director

Baring Fund Managers Limited	Great Britain	941405	01.01.02	Director

Paul Savage

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
Baring Asset Management Limited	Great Britain	2915887	10.02.04	Director

Baring Fund Managers Limited	Great Britain	941405	10.02.04	Chief Executive &Director

Baring Multi-Manager Funds	Ireland	392781	27.10.04	Director

Baring Global Investment Umbrella Fund (No1)	Ireland	392526	03.11.04	Director

Baring International Fund Managers (Ireland) Limited	Ireland	161794	25.02.04	Non-Exec Director

Baring Mutual Fund Management (Ireland) Limited	Ireland	181703	25.02.04	Non-Exec Director

Christopher Gerald Biggins

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
Baring Fund Managers Limited	Great Britain	941405	26.10.06	Director

Sandra Ngozi Okoro

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
Baring Investment Services Limited	Great Britain	2259590	24.05.07	Company Secretary

OFI INSTITUTIONAL ASSET MANAGEMENT, INC.

(“OFI INSTITUTIONAL”)

OFI Institutional Asset Management, Inc. (“OFI Institutional”), an indirect majority-owned subsidiary of MassMutual, located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, manages certain series of the Trust. OFI Institutional is a direct, wholly owned subsidiary of OppenheimerFunds, Inc. The directors and executive officers of OFI Institutional and their positions with OFI Institutional are listed below.

Name and Current Position with OFI Institutional Asset Management, Inc.	Other Business and Connections During the Past Two Years
Amy Adamshick, Vice President	None

Robert Agan, Senior Vice President	Senior Vice President of OppenheimerFunds, Inc., Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Vice President of Centennial Asset Management Corporation and OFI Private Investments Inc.

Janette Aprilante, Secretary	Secretary of Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program and OFI Private Investments Inc. Assistant Secretary of OFI Trust Company. Vice President and Secretary of OppenheimerFunds, Inc.

Marc Baylin	Vice President of OppenheimerFunds, Inc.

Richard Betts Vice President	None

Gerald B. Bellamy, Vice President	Vice President of OppenheimerFunds, Inc.

Rajeev Bhaman, Vice President	Vice President of OppenheimerFunds, Inc.

Emanuele Bergagnini, Assistant Vice President	Vice President of OppenheimerFunds, Inc.

Christine Carballo, Assistant Vice President	None

Christopher Crooks, Vice President	None

Geoffrey Crumrine, Assistant Vice President	None

John Damian, Vice President	Vice President of OppenheimerFunds, Inc.

Steven Dray, Vice President	None

David Foxhoven, Senior Vice President	Senior Vice President of OppenheimerFunds, Inc.; Vice President of HarbourView Asset Management Corporation; Assistant Vice President of OppenheimerFunds Legacy Program

Blake Gall, Vice President	Vice Chairman and Director of Trinity Investment Management Corporation

James Glover, Vice President	Vice President of Trinity Investment Management Corporation

Daniel Goldfarb, Vice President	None

Barry Goggins, Vice President	None

Benjamin J. Gord, Vice President	Vice President of HarbourView Asset Management Corporation and of OppenheimerFunds, Inc.

Shawn Hogan, Assistant Vice President	None

Joseph Higgins, Vice President	Vice President of OppenheimerFunds, Inc., and OFI Private Investments Inc.

Benjamin Holmes, Assistant Vice President	None

Brian Hourihan, Assistant Secretary	Vice President and Deputy General Counsel of OppenheimerFunds, Inc. ; Assistant Secretary of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc. and Trinity Investment Management Corporation. Formerly Vice President and Senior Counsel at Massachusetts Financial Service Company (June 2004 – March 2006).

Joseph Hosler, Vice President	None

John Huttlin, Senior Vice President	Vice President of OppenheimerFunds, Inc.; Director of OppenheimerFunds International Distributor Limited.

John Keady, Vice President	None

Lamar Kunes, Vice President	Treasurer of Trinity Investment Management Corporation

Jeffrey P. Lagarce, President	Senior Vice President of OppenheimerFunds, Inc.

Charles L. McKenzie, Chairman, Chief Executive Officer, Chief Investment Officer and Director	Chairman of the Board, Director, Chief Executive Officer and President of OFI Trust Company; Senior Vice President of OppenheimerFunds, Inc.; Chief Executive Officer, President, Senior Managing Director and Director of HarbourView Asset Management Corporation; Chairman, President; Director of Trinity Investment Management Corporation and Vice President of Oppenheimer Real Asset Management, Inc.

Amy Mosser, Assistant Vice President	None

John V. Murphy, Director	President and Management Director of Oppenheimer Acquisition Corp.; Chairman & Director of OppenheimerFunds, Inc.; President and Director of Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Private Investments Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company; Director of DLB Acquisition Corporation; a member of the Investment Company Institute’s Board of Governors.

Neil McCarthy, Vice President	Vice President of OppenheimerFunds, Inc. and OFI Private Investments Inc.

Timothy Muffley, Vice President	None

Scott Martin, Assistant Vice President	None

Stephen Peacock, Vice President	None

Lori Proper, Vice President	Vice President of Trinity Investment Management Corporation

Jason Reuter, Assistant Vice President	Assistant Vice President of OppenheimerFunds, Inc.

David Risgin Assistant Vice President	Formerly at Meketa Investment Group prior to February 2007

Steven Saner, Vice President	None

David Schmidt, Vice President	Vice President of Trinity Investment Management Corporation

Steven Snyder, Vice President	None

Arthur Steinmetz, Vice President	Senior Vice President of OppenheimerFunds, Inc. and HarbourView Asset Management Corporation

Thomas Waters, Vice President	Formerly at Putnam Investments

Jacqueline Waterman Williams, Vice President	None

Lucia Viveiros, Assistant Vice President	None

Mitchell Williams, Vice President	Vice President of OppenheimerFunds, Inc.

Mark S. Vandehey, Chief Compliance Officer	Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company; Senior Vice President and Chief Compliance Officer of OppenheimerFunds, Inc.

Brian W. Wixted, Treasurer	Treasurer of OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of OppenheimerFunds, Inc.

Carol E. Wolf, Vice President	Senior Vice President of HarbourView Asset Management Corporation, Centennial Asset Management Corporation and OppenheimerFunds, Inc.; serves on the Board of the Colorado Ballet.

Kurt Wolfgruber, Director	President, Chief Investment Officer & Director of OppenheimerFunds, Inc., Director of HarbourView Asset Management Corporation, Director of OppenheimerFunds Distributor, Inc.

Robert G. Zack Senior Vice President & General Counsel	General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation; Executive Vice President and General Counsel of OppenheimerFunds, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc. and OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director of OppenheimerFunds International Distributor Limited; Vice President of OppenheimerFunds Legacy Program.

Mark D. Zavanelli, Vice President	Vice President of OppenheimerFunds, Inc.

Alex Zhou, Assistant Vice President	Assistant Vice President of OppenheimerFunds, Inc.

Ronald Zibelli, Jr. Vice President	Vice President of OppenheimerFunds, Inc.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) MML Distributors, LLC, whose principal office is 1295 State Street, Springfield, Massachusetts 01111-0001, is the Trust’s principal underwriter. MML Distributors, LLC also serves as principal underwriter to MassMutual Select Funds, MML Series Investment Fund and MML Series Investment Fund II.

(b) The following are the names and positions of the officers and directors of MML Distributors, LLC:

Elaine A. Sarsynski, Chief Executive Officer, President and Springfield OSJ Supervisor (since 7/21/2009), MML Distributors, LLC and MassMutual Holding LLC; Executive Vice President (Retirement Services), MassMutual; and Chairman and Chief Executive Officer, MassMutual International LLC, 1295 State Street, Springfield, Massachusetts 01111-0001.

Susan Scanlon, Vice President (since 9/29/2009), MML Distributors, LLC; Vice President, USIG Compliance, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Michael Fanning, Member Representative (MassMutual and MassMutual Holding LLC (since 7/21/2009)), USIG Operations Supervisor (since 10/21/2008), MML Distributors, LLC; and Executive Vice President and Head of U.S. Insurance Group, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Robert S. Rosenthal, Vice President (since 10/15/2004), Chief Legal Officer (since 10/26/2006) and Secretary (since 10/26/2006), MML Distributors, LLC; and Vice President and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Edward K. Duch, III, Assistant Secretary (since 10/15/2004), MML Distributors, LLC; and Assistant Vice President and Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jennifer L. Dupuis-Krause, Assistant Secretary (since 4/21/2008), MML Distributors, LLC; and Legal Specialist-Law, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Christine Peaslee, Assistant Secretary (since 5/15/2008), MML Distributors, LLC; and Vice President, Corporate Secretary and Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Barbara Upton, Chief Compliance Officer (since 8/19/2009), Assistant Vice President (since 3/26/2009), MML Distributors, LLC; and Assistant Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

William McCauley, Chief Financial Officer and Treasurer (since 9/16/2009) and Assistant Vice President (since 12/21/2007), MML Distributors, LLC; and Assistant Vice President and Controller, MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001.

Bruce C. Frisbie, Assistant Treasurer (since 5/9/2005), MML Distributors, LLC; and Assistant Vice President and Associate Treasurer, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Kevin LaComb, Assistant Treasurer (since 5/6/2003), MML Distributors, LLC; Assistant Treasurer (11/28/2001), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President, Corporate Tax, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Cade H. Cherry, Assistant Treasurer (since 8/21/06), MML Distributors, LLC; and Assistant Vice President, USIG, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Lenore MacWade, Assistant Treasurer (since 8/21/2006), MML Distributors, LLC; and Director Finance, Finance and Accounting, MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001.

Donna Watson, Cash and Trading Supervisor (since 5/20/2006) and Assistant Treasurer (since 5/20/2006), MML Distributors, LLC; and Director-RS Fund Operations, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Sam Jaberi, Chief Technology Officer (since 11/10/2009), MML Distributors, LLC; and Vice President, USIG-B&TS, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Kathy Rogers, Continuing Education Officer (since 2/27/2006), MML Distributors, LLC; and Training Director, MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001.

Stephen Alibozek, Entity Contracting Officer (since 10/21/2008), MML Distributors, LLC; and Director-USIG Service and Operations, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Mark Larose, Registration Manager (since 11/10/2009), MML Distributors, LLC; and Assistant Vice President, USIG-Sales and Distribution, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Richard J. Byrne, Variable Annuity Supervisor and Variable Annuity Product Distribution Officer (since 11/10/2009), MML Distributors, LLC; and Vice President, USIG-Annuity Products, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Eric H. Wietsma, Retirement Services Supervisor (since 12/5/2006) and Fund Product Distribution Officer (since 12/21/2007), MML Distributors, LLC; and Corporate Vice President (Retirement Services), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Melissa Millan, USIG Product/Sales Supervisor (since 10/21/2008), MML Distributors, LLC; and Senior Vice President, USIG, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Jo-Anne Rankin, Variable Life Product Distribution Officer (since 10/21/2008), MML Distributors, LLC; and Vice President and Actuary-USIG, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Michele White, Enfield OSJ Supervisor (since 11/10/2009), MML Distributors, LLC; Vice President, USIG-Service and Operations, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

John Carlson, National Sales Supervisor (since (11/10/2009), MML Distributors, LLC; and Corporate Vice President, USIG-CAD, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

The business address for the officers and directors of MML Distributors, LLC is 1295 State Street, Springfield, Massachusetts 01111-0001.

(c) Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are kept by the Registrant, MassMutual, Babson, OFI, OFI Institutional and BIIL at their respective principal business offices as follows:

(Declaration of Trust and Bylaws)

MassMutual Premier Funds

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as Sub-Adviser)

Babson Capital Management LLC

1500 Main Street

Springfield, Massachusetts 01115

and

470 Atlantic Avenue

Boston, Massachusetts 02110

(With respect to its services as Sub-Adviser)

Baring International Investment Limited

155 Bishopsgate

London EC2M-3XY

(With respect to its services as Sub-Adviser)

OppenheimerFunds, Inc.

2 World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

(With respect to its services as Sub-Adviser)

OFI Institutional Asset Management, Inc.

2 World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

(With respect to its services as Distributor)

MML Distributors, LLC

1295 State Street

Springfield, Massachusetts 01111-0001

and, c/o State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

(With respect to its services as Sub-Administrator, Transfer Agent and Custodian)

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

(With respect to their services as counsel)

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

ITEM 29. MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS.

Not Applicable.

NOTICE

A copy of the Agreement and Declaration of Trust of the Trust, as amended, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the relevant series of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 48 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 15th day of December, 2009.

MASSMUTUAL PREMIER FUNDS

By:	/s/ ERIC WIETSMA
Eric Wietsma
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 48 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 15th day of December, 2009.

Signature	Title

/s/ ERIC WIETSMA	President and Chief Executive Officer
Eric Wietsma

/s/ NICHOLAS H. PALMERINO	Chief Financial Officer and Treasurer
Nicholas H. Palmerino

*	Chairman and Trustee
Nabil N. El-Hage

*	Vice Chairman and Trustee
Frederick C. Castellani

*	Trustee
Maria D. Furman

*	Trustee
C. Ann Merrifield

* Corine T. Norgaard	Trustee

*By:	/s/ ANDREW M. GOLDBERG
Andrew M. Goldberg
Attorney-in-Fact

INDEX TO EXHIBITS

(a)(25) Amendment No. 24 to Agreement and Declaration of Trust

(a)(26) Amendment No. 25 to Agreement and Declaration of Trust

(a)(27) Amendment No. 26 to Agreement and Declaration of Trust

(e)(2) Schedule A to Principal Underwriter Agreement

(g)(2) Appendix A to Custodian Agreement

(h)(2) Appendix A to Transfer Agency and Service Agreement

(h)(5) Amendment to Administrative and Shareholder Services Agreement

(h)(8) Appendix A to Sub-Administration Agreement